As filed with the Securities and Exchange Commission on May 1, 2000.
                                             Registration No. 33-95354

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                       POST-EFFECTIVE AMENDMENT NO. 6 TO


                                   FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


                Kansas City Life Variable Life Separate Account
                             (Exact name of trust)

                      KANSAS CITY LIFE INSURANCE COMPANY
                              (Name of depositor)
                                 3520 Broadway
                       Kansas City, Missouri  64141-6139
         (Complete address of depositor's principal executive offices)

                               C. John Malacarne
                      Kansas City Life Insurance Company
                                 3520 Broadway
                       Kansas City, Missouri  64141-6139
               (Name and complete address of agent for service)

                                   Copy to:
                             Stephen E. Roth, Esq.
                         Sutherland, Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                         Washington, D.C.  20004-2415


It is proposed that this filing will become effective:



___ immediately upon filing pursuant to paragraph (b) of Rule 485 _X_ On May 1, 2000 pursuant to paragraph (b) of Rule 485 ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485 ___ on (date) pursuant to paragraph (a)(1) of Rule 485

Title of securities being registered:  Individual Flexible Premium Variable Life
                                       Insurance Contracts


                                   PROSPECTUS
          Individual Flexible Premium Variable Life Insurance Contracts
               KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
                       Kansas City Life Insurance Company
    Home Office:                                Correspondence to:
    3520 Broadway                               Variable Administration
    Kansas City, Missouri 64111-2565            P.O. Box 219364
    Telephone (816) 753-7000                    Kansas City, Missouri 64121-9364
                                                Telephone (800) 616-3670

This Prospectus describes an individual flexible premium variable life insurance contract ("Contract") offered by Kansas City Life Insurance Company ("Kansas City Life"). We have provided a definitions section at the beginning of this Prospectus for your reference as you read.

The Contract is designed to provide insurance protection on the person named. The Contract also provides you the opportunity to allocate your premiums to one or more divisions ("Subaccounts") of the Kansas City Life Variable Life Separate Account ("Variable Account") or the Fixed Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund ("Funds") as follows:

MFS(R) Variable Insurance TrustSM                   Manager
     MFS Emerging Growth Series                     MFS Investment Management(R)
     MFS Research Series
     MFS Total Return Series
     MFS Utilities Series
     MFS Global Governments Series
     MFS Bond Series

American Century Variable Portfolios                 Manager
     American Century VP Capital Appreciation        American Century Investment
     American Century VP Income & Growth             Management, Inc.
     American Century VP International
     American Century VP Value

Federated Insurance Series                           Manager
     Federated American Leaders Fund II              Federated Investment
     Federated High Income Bond Fund II              Management Company
     Federated Prime Money Fund II

Dreyfus Variable Investment Fund                     Manager
     Appreciation Portfolio                          The Dreyfus Corporation
     Small Cap Portfolio                             Sub-Investment Adviser for
                                                     Appreciation Portfolio:
                                                     Fayez Sarofim & Co.


Dreyfus Stock Index Fund                             Manager
                                                     The Dreyfus Corporation
                                                     Index Fund Manager:
                                                     Mellon Equity Associates

The Dreyfus Socially Responsible Growth Fund, Inc.   Manager
                                                     The Dreyfus Corporation
                                                     Sub-Investment Adviser:
                                                     NCM Capital Management
                                                     Group, Inc.

J.P. Morgan Series Trust II                          Manager
     J.P. Morgan U.S. Disciplined Equity Portfolio   J.P. Morgan Investment
     J.P. Morgan Small Company Portfolio             Management Inc.


Franklin Templeton Variable Insurance Products Trust Manager
     Templeton International Securities Fund Class 2 Templeton Investment
                                                     Counsel, Inc.

Calamos Advisors Trust                               Manager
       Calamos Convertible Portfolio                 Calamos Asset Management,
                                                     Inc.

The accompanying prospectuses for the Funds describe these portfolios. The value of amounts allocated to the Variable Account (prior to the date the Contract matures) will vary according to the investment performance of the Portfolios of the Funds. You bear the entire investment risk of amounts allocated to the Variable Account. Another choice available for allocation of premiums is our Fixed Account. The Fixed Account is part of Kansas City Life's general account. It pays interest at declared rates guaranteed to equal or exceed 4%.

The Contract also offers you the flexibility to vary the amount and timing of Premium Payments and to change the amount of Death Benefits payable. This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You can select from two Coverage Options available under the Contract:

     o Option A: a level Death Benefit; and

     o Option B: a Death Benefit that fluctuates with the value of the Contract.

We guarantee that the Death Benefit Proceeds will never be less than a specified amount of insurance (less any outstanding loans and past due charges) as long as you pay sufficient premiums to keep the Contract in force.

The Contract provides for a value that you can receive by surrendering the Contract. There is no guaranteed minimum value. If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value. It may not be advantageous to replace existing insurance. Within certain limits, you may return the Contract or exercise a no-fee transfer right.

This Prospectus and the accompanying fund prospectuses provide important information you should have before deciding to purchase a Contract. Please keep these for future reference.

An investment in the Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Contract federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves certain risks including the loss of Premium Payments (principal).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




                      This Prospectus is Dated May 1, 2000



                               PROSPECTUS CONTENTS


DEFINITIONS....................................................................1


SUMMARY AND DIAGRAM OF THE CONTRACT............................................4


DIAGRAM OF THE CONTRACT........................................................5


GENERAL INFORMATION ABOUT KANSAS CITY LIFE....................................12
         Kansas City Life Insurance Company ..................................12


THE VARIABLE ACCOUNT AND THE FUNDS............................................12
         Kansas City Life Variable Life Separate Account......................12
         The Funds............................................................12
         Resolving Material Conflicts.........................................15
         Addition, Deletion or Substitution of Investments....................16
         Voting Rights........................................................16


PURCHASING A CONTRACT.........................................................17
         Applying for a Contract..............................................17
         Free Look Right to Cancel Contract...................................18


PREMIUM PAYMENTS..............................................................18
         Premiums.............................................................18
         Premium Payments to Prevent Lapse....................................19


ALLOCATIONS AND TRANSFERS.....................................................20
         Premium Allocations and Crediting....................................20
         Transfer Privilege...................................................20
         Dollar Cost Averaging Plan...........................................21
         Portfolio Rebalancing Plan...........................................21


FIXED ACCOUNT.................................................................22
         Minimum Guaranteed and Current Interest Rates........................22
         Calculation of Fixed Account Value...................................22
         Delay of Payment.....................................................22


CHARGES AND DEDUCTIONS........................................................22
         Premium Expense Charge...............................................22
         Monthly Deduction....................................................23
         Daily Mortality and Expense Risk Charge..............................24
         Transfer Processing Fee..............................................25
         Surrender Charge.....................................................25
         Partial Surrender Fee................................................26
         Fund Expenses........................................................26
         Reduced Charges for Eligible Groups..................................26
         Other Tax Charge.....................................................26


HOW YOUR CONTRACT VALUES VARY.................................................27
         Bonus on Contract Value in the Variable Account......................27
         Determining the Contract Value.......................................27
         Cash Surrender Value.................................................28

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT.................................28
         Amount of Death Benefit Proceeds.....................................28
         Coverage Options.....................................................28
         Initial Specified Amount and Coverage Option.........................29
         Changes in Coverage Option...........................................29
         Changes in Specified Amount..........................................29
         Selecting and Changing the Beneficiary...............................30


CASH BENEFITS.................................................................30
         Contract Loans.......................................................30
         Surrendering the Contract for Cash Surrender Value...................31
         Partial Surrenders...................................................32
         Maturity Benefit.....................................................32
         Payment Options......................................................32
         Specialized Uses of the Contract.....................................33


Illustrations.................................................................33
         Assumptions..........................................................33
         Charges Illustrated..................................................34


OTHER CONTRACT BENEFITS AND PROVISIONS........................................43
         Limits on Rights to Contest the Contract.............................43
         Changes in the Contract or Benefits..................................43
         Payment of Proceeds..................................................44
         Reports to Contract Owners...........................................44
         Assignment...........................................................44
         Reinstatement........................................................44
         Supplemental and/or Rider Benefits...................................45


Tax Considerations............................................................47
         Introduction.........................................................47
         Tax Status of the Contract...........................................47
         Tax Treatment of Contract Benefits...................................47
         Our Income Taxes.....................................................49
         Possible Tax Law Changes.............................................49


OTHER INFORMATION ABOUT THE CONtracts and KANSAS CITY LIFE....................49
         Sale of the Contracts................................................49
         Telephone Authorizations.............................................50
         Kansas City Life Directors and Executive Officers....................50
         State Regulation.....................................................52
         Additional Information...............................................52
         Experts..............................................................52
         Litigation...........................................................52
         Company Holidays.....................................................52
         Legal Matters........................................................52
         Financial Statements.................................................52

You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different

                                       42
DEFINITIONS

Accumulation Unit An accounting unit used to measure the net investment results of each of the Subaccounts.

Age The Insured's age on his/her last birthday as of or on each Contract Anniversary. The Contract is issued at the Age shown in the Contract.

Allocation Date The date we apply your initial Premium to your Contract. We allocate this Premium to the Federated Prime Money Fund II Subaccount where it remains until the Reallocation Date. The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary The person you designate to receive any Proceeds payable at the death of the Insured.

Cash Surrender Value The Contract Value less any applicable Surrender Charge and any Contract Indebtedness.

Contract Anniversary The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value which includes the Loan Account Value.

Contract Year Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Coverage Options Death Benefit options available which affect the calculation of the Death Benefit. Option A provides a Death Benefit at least equal to the Specified Amount. Option B provides a Death Benefit at least equal to the Specified Amount plus the Contract Value.

Death Benefit Proceeds The amount of Proceeds payable upon the Insured's death.

Fixed Account Value Measure of value accumulating in the Fixed Account.

GracePeriod A 61-day period we provide when there is insufficient value in your Contract and the Contract will terminate unless you pay additional Premiums. This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Monthly Premium A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

Indebtedness The sum of all outstanding Contract loans plus accrued interest.

Insured The person whose life we insure under the Contract.

LapseTermination of the Contract because there is not enough value in the Contract when the Grace Period ends. Loan Account The Loan Account is used to track loan amounts and accrued interest. It is part of the Fixed Account.

Loan Account Value Measure of the amount of Contract  Value assigned to the Loan
     Account.

Maturity Date The date when Death Benefit coverage terminates and we pay you any Cash Surrender Value.

Monthly  Anniversary  Day The day of each  month on  which  we make the  Monthly
     Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable increase expense charge, and any charges for supplemental and/or rider benefits. We make the Monthly Deduction as of each Monthly Anniversary Day.

Net  Investment  Factor  An  index  used  to  measure  Subaccount   performance.
     Calculation of the Net Investment Factor is described on page 28.

Owner, You The person entitled to exercise all rights and privileges of the Contract.

Planned Premium Payments The amount and frequency of Premiums you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences of future Premium Payments.

Premium/Premium Payment(s) The amount(s) you pay to purchase the Contract. It includes both Planned Premium Payments and unscheduled Premiums.

Proceeds The total amount we are obligated to pay.

Reallocation Date The date on which the Contract Value we initially allocated to the Federated Prime Money Fund II Subaccount on the Allocation Date is allocated to the Subaccounts and/or to the Fixed Account. We allocate the Contract Value based on the premium allocation percentages you specify in the application. The Reallocation Date is 30 days after the Allocation Date.

Specified Amount The amount of  insurance  coverage on the  Insured.  The actual
     Death Benefit will depend upon whether Option A or Option B is in effect at the time of death.

Subaccounts The divisions of the Variable Account. The assets of each Subaccount are invested in a portfolio of a designated mutual fund.

Subaccount Value Measure of the value in a particular Subaccount.

Unscheduled Premium Any premium other than a Planned Premium Payment.

Valuation Day Each day on which both the New York Stock Exchange and Kansas City
     Life are open for business.

Valuation Period The interval of time  beginning at the close of business on one
     Valuation Day and ending at the close of business on the next Valuation Day. Close of business occurs at 3 p.m. Central Standard Time.

Variable Account Value The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We,  Our, Us Kansas City Life Insurance Company.

Written Notice A written notice in a form satisfactory to us that is signed by the Owner and received at the Home Office.



SUMMARY AND DIAGRAM OF THE CONTRACT

The following summary of Prospectus information and diagram provide an overview of the Contract. Please read it along with the more detailed information which follows in this Prospectus and the Contract.

     Who Should Purchase a Contract. The Contract is designed to provide long-term insurance benefits and may also provide long-term accumulation of value. You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential. It may not be an advantage to you to replace existing insurance coverage with this Contract. You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations. (See "Illustrations" below and "Specialized Uses of the Contract" on page 33.)

     The Contract. The Contract is an individual Flexible Premium Variable Life Insurance Contract. As long as it remains in force it provides lifetime insurance protection on the Insured until the Maturity Date. You pay Premiums for insurance coverage. The Contract also provides for accumulation of Premiums and a value if the Contract terminates. The value during the early years of the Contract is likely to be much lower than the Premiums paid.

The Death Benefit may and the value of the Contract will increase or decrease to reflect the investment performance of the Subaccounts to which you allocate Premiums. There is no guaranteed minimum value. We do guarantee to keep the Contract in force during the first five years of the Contract and during the five years following the effective date of an increase in the Specified Amount as long as you meet a Premium requirement. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 19.) If the value is not enough to pay charges due, the Contract will lapse without value after a Grace Period. (See "Premium Payments to Prevent Lapse," page 20.) The Contract also permits loans and partial surrenders, within limits. If a Contract lapses while loans are outstanding, adverse tax consequences may result. (See "Tax Considerations," page 47.)

We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs. These contracts would also have different charges that would affect your sub-account performance and Contract Value. To obtain more information about these other contracts, contact your registered representative.

     Free Look Right to Cancel. For a limited time, you have the right to cancel your Contract and receive a refund. (See "Free Look Right to Cancel Contract," page 18.) During this "free-look" period, we will allocate Premiums to the Federated Prime Money Fund II Subaccount for 30 days. (See "Premium Allocations and Crediting," page 20.) For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.

     Illustrations. Illustrations in this Prospectus or those used in connection with the purchase of a Contract are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and don't show past or future performance. Actual rates of return may be higher or lower than those shown in Contract illustrations. Actual Contract values will be different from those illustrated.

The illustrations show Contract values based on both current charges and guaranteed charges. (See "Illustrations," page 33.) Illustrated Contract Values in the illustrations based on current charges reflect a bonus that we may credit beginning in the eleventh Contract Year. The bonus is not guaranteed and we pay it at our sole discretion.

     Contract Tax Compliance. We intend for the Contract to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code. Due to lack of guidance, however, there is uncertainty in this regard with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of Premiums permitted under the Contract. Under certain circumstances, federal tax law views a Contract as a "modified endowment contract." Violation of the definition of life insurance and/or designation as a "modified endowment contract" will affect the tax advantages offered under this Contract. We will monitor Contracts and will notify you on a timely basis if your Contract is in jeopardy of violating the definition of life insurance or becoming a modified endowment contract. See "Tax Considerations," page 47, for further discussion of the tax status of a Contract and the tax consequences.

     Owner Inquiries. If you have any questions, you may write or call Kansas City Life's Home Office at 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364, 1-800-616-3670.


                             DIAGRAM OF THE CONTRACT

--------------------------------------------------------------------------------
                                PREMIUM PAYMENTS
--------------------------------------------------------------------------------


o You select a payment plan (Planned Premium Payment), but you are not required to pay Premium Payments according to the plan. You can vary the amount and frequency of the Planned Premium Payments and can skip Planned Premium Payments. (See page 18 for rules and limits.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o The Contract's minimum initial Premium Payment and Planned Premium Payment depend on the Insured's Age, sex and risk class, initial Specified Amount selected,and any supplemental and/or rider benefits.
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

o    You may pay unplanned Premiums, within limits. (See page 18.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o Under certain circumstances, which include taking excessive Contract loans, you may have to make extra Premium Payments to prevent lapse. (See page 19.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        DEDUCTIONS FROM PREMIUM PAYMENTS
--------------------------------------------------------------------------------


o We deduct a Premium expense charge of 2.25% of all Premium Payments to cover any state or local premium taxes and administrative expenses. (See page 22.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         ALLOCATION OF PREMIUM PAYMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o You direct the allocation of Premiums among the Subaccounts of the Variable Account and/or the Fixed Account. We apply Premiums to your Contract after deducting the Premium expense charge. (See page 20 for rules and limits on Premium allocations.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o Each Subaccount invests in a corresponding portfolio of the Funds. While the Contract is in effect, the Contract Value will vary according to the investment performance of the Portfolios of the Funds.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o We credit amounts allocated to the Fixed Account at interest rates guaranteed to equal or exceed 4%. (See page 22 for rules and limits on transfers from the Fixed Account allocations.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         DEDUCTIONS FROM CONTRACT VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o There is a Monthly Deduction for cost of insurance, monthly expense charge, and charges for any supplemental and/or rider benefits. The monthly expense charge is currently $26.00 per month for the first Contract Year and $6.00 per month thereafter, plus $20.00 per month for the 12 Contract Months following an increase in Specified Amount. (See page 22.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o A $25 transfer processing fee applies for any Subaccount and/or Fixed Account transfers occurring after the first six transfers in each Contract Year. The first six transfers are free.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             DEDUCTIONS FROM ASSETS
--------------------------------------------------------------------------------


o There is a daily charge at a guaranteed maximum annual rate of 0.90% from the Subaccounts for mortality and expense risks. (See page 24.) We don't deduct this charge from the Fixed Account Value.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o Management fees and other expenses are deducted from the assets of each Portfolio before calculation of Subaccount values. (See page 26.) The following tables should assist you in understanding the fund expenses that you will bear. The Annual Expenses for the Funds are expenses for the most recent fiscal year, except as noted below. Expenses of the Funds are not fixed or specified in the Contract and actual expenses may vary. For a more complete description of the various expenses see the prospectuses for the underlying Funds that accompany this Prospectus.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                         MFS                         MFS                      MFS
                                                       Emerging         MFS         Total         MFS        Global       MFS
                                                        Growth       Research       Return     Utilities     Gov't        Bond
                                                        Series        Series        Series      Series       Series      Series
MFS(R) Variable Insurance TrustSM Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)              0.75%          0.75%        0.75%        0.75%       0.75%       0.60%
Other Expenses 1/                                       0.09%          0.11%        0.15%        0.16%       0.30%       0.46%
Total Annual Fund Expenses 1/                           0.84%          0.86%        0.90%        0.91%       1.05%       1.06%
Expense Reimbursement2/                                  _NA_          _NA_          _NA_        _NA_       (0.14%)     (0.30%)
Net Annual Fund Expenses1/                              0.84%          0.86%        0.90%        0.91%       0.91%       0.76%





                                                                  Am Cent         Am Cent VP
                                                                VP Capital         Income &         Am Cent VP     Am Cent
                                                               Appreciation         Growth        International    VP Value
American Century Variable Portfolios Annual Expenses (as a
percentage of average net assets)
Management Fees (Investment Advisory Fees)                         1.00%            0.70%             1.34%           1.00%
Other Expenses 3/                                                  0.00%            0.00%             0.00%           0.00%
Total Annual Fund Expenses3/                                       1.00%            0.70%             1.34%           1.00%



                                                                 Federated        Federated         Federated
                                                                 American        High Income          Prime
                                                                  Leaders            Bond             Money
                                                                  Fund II          Fund II           Fund II
Federated Insurance Series Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                         0.75%            0.60%             0.50%
Other Expenses                                                     0.13%            0.19%             0.23%
Shareholder Services Fee 4/                                        0.25%            0.25%             0.25%
Total Annual Fund Expenses                                         1.13%            1.04%             0.98%
Waiver of Fund Expenses4/                                         (0.25%)          (0.25%)           (0.25%)
Net Annual Fund Expenses4/                                         0.88%            0.79%             0.73%




                                                               Dreyfus           Dreyfus
                                                            Appreciation         Small Cap
                                                              Portfolio         Portfolio
Dreyfus Variable Investment Fund Annual Expenses (as a
percentage of average net assets)
Management Fees (Investment Advisory Fees)                      0.75%             0.75%
Other Expenses                                                  0.03%             0.03%
Total Annual Fund Expenses                                      0.78%             0.78%




                                                            Dreyfus Stock
                                                             Index Fund
Dreyfus Stock Index Fund Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                      0.25%
Other Expenses5/                                                0.01%
Net Annual Fund Expenses5/                                      0.26%



                                                                     The Dreyfus
                                                                        Socially
                                                                     Responsible
                                                                    Growth Fund,
                                                                         Inc.
The Dreyfus Socially Responsible Growth Fund, Inc.
Annual Expenses (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                                0.75%
Other Expenses                                                            0.04%
Net Annual Fund Expenses5/                                                0.79%




                                                                   JP Morgan             JP Morgan
                                                                     U.S.               Small Company
                                                                 Disciplined              Portfolio
                                                                   Equity
                                                                   Portfolio
J.P. Morgan Series Trust II Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                           0.35%                 0.60%
Other Expenses                                                       0.52%                 1.97%
Total Annual Fund Expenses 6/                                        0.87%                 2.57%
Expense Reimbursement6/                                             (0.02%)               (1.42%)
Net Annual Fund Expenses6/                                           0.85%                 1.15%




                                                                    Templeton
                                                                  International
                                                                   Securities
                                                                 Fund Class 2 7/
Franklin Templeton Variable Insurance Products Trust
Annual Expenses (as a percentage of average net assets) 7/
Management Fees (Investment Advisory Fees)                               0.69%
Other Expenses                                                           0.19%
                  Total Annual Fund Expenses1.13%



                                                                   Calamos
                                                                 Convertible
                                                                  Portfolio
Calamos Advisors Trust Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                            0.75%
Other Expenses                                                        9.11%
Total Annual Fund Expenses                                            9.86%
Expense Reimbursement                                                (8.86)%
Net Annual Fund Expenses9/                                            1.00%


__________________________

     1/ Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:

     0.83% for Emerging Growth Series        0.90% for Utilities Series
     0.85% for Research Series               0.90% for Global Governments Series
     0.89% for Total Return Series           0.75% for Bond Series

     2/ MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year:

              0.15% for Global Governments Series          0.15% for Bond Series

     These contractual fee arrangements will continue until at least May 1, 2001, unless changed with the consent of the board of trustees which oversees the series.

     3/ The investment adviser to American Century Variable Portfolios pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For the services provided to the American Century VP Capital Appreciation Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% thereafter. For the services provided to the American Century VP International Fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the fund, 1.20% of the next $250 million and 1.10% thereafter. For the services provided to the American Century VP Value Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% thereafter.

     4/ The Fund did not pay or accrue the shareholder services fee during the fiscal year ended December 31, 1999. The Fund has no present intention of paying or accruing the shareholder services fee during the fiscal year ended December 31, 2000. The maximum shareholder services fee is 0.25%.

     5/ The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Stock Index Fund reimburse their investment adviser, The Dreyfus Corporation, for certain expenses relating to servicing and/or maintaining shareholder accounts. These expenses are reflected as part of "Other Expenses." The Dreyfus Corporation has agreed that these expenses will not exceed an annual rate of 0.25% of 1.00% of each Fund's average daily net assets.

     6/ The trust, on behalf of each portfolio, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), under which Morgan Guaranty is responsible for certain aspects of the administration and operation of each portfolio. Under the Service Agreement, each portfolio has agreed to pay Morgan Guaranty a fee based on the percentages described below. If total expenses of each portfolio, excluding the advisory fees, exceed the expense limits of: 0.50% of the average daily net assets of J.P. Morgan U.S. Disciplined Equity Portfolio and 0.55% of the average daily net assets of J.P. Morgan Small Company Portfolio, Morgan Guaranty will reimburse each portfolio for the excess expense amount and receive no fee. Should such expenses be less than the expense limits, Morgan Guaranty's fees would be limited to the difference between such expenses and the fees calculated under the Services Agreement. For the fiscal year ended December 31, 1999, Morgan Guaranty has agreed to reimburse the portfolios for expenses under this agreement as follows: $7,543 for the U.S. Disciplined Equity and $129,795 for the Small Company.

     7/ On 2/8/00, shareholders approved a merger and reorganization that combined the fund with theTempleton International Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

     8/ The fund's class 2 distribution plan or "rule 12b-1 plan" is described in the fund's prospectus.

     9/Pursuant to a written agreement the investment manager has voluntarily undertaken to waive fees and/or reimburse portfolio expenses so that the Total Annual Fund Expenses are limited to 1.00% of the portfolio's average net assets. The fee waiver and/or reimbursement is binding on the investment manager through May 31, 2001.

--------------------------------------------------------------------------------

                                 CONTRACT VALUE
--------------------------------------------------------------------------------


o It is the starting point for calculating certain values under a Contract, such as the Cash Surrender Value and the Death Benefit.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o Contract Value is equal to Premiums (less the Premium expense charge), as adjusted each Valuation Day to reflect: Subaccount investment experience, interest credited on Fixed Account Value, charges deducted and other Contract transactions. (See page 27.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o It varies from day to day. There is no minimum guaranteed Contract Value. The Contract may lapse if the Contract Value is insufficient to cover a Monthly Deduction due. (See page 27.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o It can be transferred among the Subaccounts and Fixed Account. We apply a transfer fee of $25.00 if you make more than six transfers in a Contract
     Year.      (See page 25 for rules and limits.)
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

o We may credit a "bonus" to the Contract Value on each Monthly Anniversary Day beginning in the eleventh Contract Year. The monthly bonus equals 0.0375% (0.45% on an annualized basis) of the Variable Account Value. This bonus is not guaranteed.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                  CASH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     o You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary. A 6% annual effective interest rate applies. Currently, a preferred loan is available beginning in the 11th Contract Year. (See page 30 for rules and limits.) Loans may have adverse tax consequences.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     o Partial surrenders generally are available provided you have enough remaining Cash Surrender Value. A partial surrender fee applies which is the lesser of 2% of the amount surrendered or $25. We will assess a surrender charge for any resulting reduction in the Specified Amount. See page 33 for limits and a description of the charges. Partial surrenders may have adverse tax consequences.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     o You may surrender the Contract in full at any time for its Cash Surrender Value. A sales load charge of up to 30% of actual premiums paid up to a maximum premium amount shown in the Contract, as well as a declining administrative charge, will apply during the first 15 Contract Years and during the 15 years following the effective date of an increase in the Specified Amount. (See page32.) Surrenders may be subject to adverse tax consequences.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o    Payment options are available. (See page 32.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o    Death Benefits pass income tax free to the Beneficiary.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o        They are available as lump sum or under a variety of payment options.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o The Minimum Specified Amount is $100,000 for issue Ages 0-49 and $50,000 for issue Ages 50-80. We may allow these minimum limits to be reduced. (See page 17.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o    There are two Coverage Options available:

--------------------------------------------------------------------------------
         Option A-- at least equal to the Specified Amount
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         Option B-- at least equal to the Specified Amount plus Contract Value (See page 28.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o There is flexibility to change the Coverage Option and Specified Amount. (See page 29 for rules and limits.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o There are supplemental and/or rider benefits that may be available. (See page 45.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o    We deduct any Indebtedness from the amount payable.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   GENERAL INFORMATION ABOUT KANSAS CITY LIFE

Kansas City Life Insurance Company

Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.

We are a member of the Insurance Marketplace Standards Association ("IMSA') and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


                       THE VARIABLE ACCOUNT AND THE FUNDS

Kansas City Life Variable Life Separate Account

We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995. This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act') and is a "separate account" within the meaning of the federal securities laws. We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contracts invest in shares of portfolios of the Funds. The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus. We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account. We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct. We are obligated to pay all benefits provided under the Contracts.

The Funds

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act. However, the SEC does not supervise their management, investment practices or policies. Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objectives of each of the Portfolios is described below.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.


MFS(R) Variable Insurance TrustSM
(Manager:  MFS Investment Management(R))

     MFS Emerging Growth Series. The Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 65% of its assets under normal circumstances) in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

     MFS Research Series. The Research Series seeks to provide long-term growth of capital and future income. The Series' assets are allocated to selected economic sectors and then to industry groups within those sectors.

     MFS Total Return Series. The Total Return Series seeks to provide above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

     MFS Utilities Series. The Utilities Series seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Series will seek to achieve its objective by investing, under normal circumstances, at least 65% of its assets in equity and debt securities of both domestic and foreign (including emerging market) companies in the utilities industry.

     MFS Global Governments Series. The Global Governments Series seeks income and capital appreciation. The Series invests, under normal market conditions, at least 65% of its total assets in U.S. government securities, foreign government securities, corporate bonds, mortgage-backed securities, asset-backed securities, and derivative securities.

     MFS Bond Series. The Bond Series seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect Shareholders' capital. Up to 20% of the Series' total assets may be invested in lower-rated or non-rated debt securities commonly known as "junk bonds."

American Century Variable Portfolios, Inc.
(Manager:  American Century Investment Management, Inc.)

     American Century VP Capital Appreciation Portfolio. The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

     American Century VP Income & Growth. American Century VP Income & Growth seeks dividend growth, current income and capital appreciation. The fund will seek to achieve its investment objective by investing in common stocks.

     American Century VP International Portfolio. The investment objective of American Century VP International Portfolio is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. International investment involves special risk considerations. These include economic and political conditions, expected inflation rates and currency swings.

     American Century VP Value. American Century VP Value seeks long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.


Federated Insurance Series
(Manager:  Federated Investment Management Company)

     Federated American Leaders Fund II. The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue-chip" companies, which are generally top-quality, established growth companies.

     Federated High Income Bond Fund II. The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as "junk bonds."

     Federated Prime Money Fund II. The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

Dreyfus   Variable   Investment   Fund   (Manager:   The  Dreyfus   Corporation;
Sub-Investment Advisor for Appreciation Portfolio: Fayez Sarofim & Co.)

     Appreciation Portfolio (formerly Capital Appreciation Portfolio). The portfolio seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue these goals the portfolio invests in common stocks focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

     Small Cap Portfolio. The portfolio seeks to maximize capital appreciation. To pursue this goal, the portfolio generally invests at least 65% of its assets in the common stock of U.S. and foreign companies. The portfolio focuses on small-cap companies with total market values of less than $1.5 billion.

Dreyfus Stock Index Fund
(Manager:  The Dreyfus Corporation; Index Fund Manager: Mellon Equity
 Associates)

The fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500(R) in proportion to their weighting in the index. The S & P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

The Dreyfus Socially Responsible Growth Fund, Inc. (Manager: The Dreyfus Corporation; Sub-Investment Adviser: NCM Capital Management Group, Inc.)

The fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund invests primarily in the common stock of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

J.P. Morgan Series Trust II
(Manager:  J.P. Morgan Investment Management Inc.)

     J.P. Morgan U.S. Disciplined Equity Portfolio (formerly Equity Portfolio). J.P. Morgan U.S. Disciplined Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests primarily in the common stocks of U.S. corporations typically represented by the Standard & Poor's 500 Stock Index with market capitalizations above $1.5 billion.




     J.P. Morgan Small Company Portfolio. The investment objective of J.P. Morgan Small Company Portfolio is to provide a high total return from a portfolio of equity securities of small companies. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations greater than $110 million and less than $1.5 billion.

Franklin Templeton Variable Insurance Products Trust (Manager: Templeton Investment Counsel, Inc.) Effective May 1, 2000, each fund in the Templeton Variable Products Series Fund merged with the similar, corresponding fund of the Franklin Templeton Variable Insurance Products Trust.

     Templeton International Securities Fund Class 2 (formerly Templeton International Fund Class 2). The investment objective of Templeton International Securities Fund is long-term capital growth. The Fund invests in equity securities of companies located outside the United States, including those in emerging markets.

Calamos Advisors Trust
(Manager: Calamos Asset Management, Inc.)

     Calamos Convertible Portfolio. Calamos Convertible Portfolio seeks current income as its primary objective with capital appreciation as its secondary objective. The Portfolio invests primarily in a diversified portfolio of convertible securities. These convertible securities may be either debt securities (bonds) or preferred stock that are convertible into common stock, and may be issued by both U.S. and foreign companies.

THERE IS NO ASSURANCE THAT THE FUNDS WILL ACHIEVE THEIR STATED OBJECTIVES AND POLICIES.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund. These important documents contain more detailed information regarding all aspects of the Funds. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premium Payments or transfers among the Subaccounts.

We (or our affiliates) may receive significant compensation from a Fund's 12b-1 fees or from a Fund's investment adviser (or its affiliates) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Contracts. The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue. These percentages differ and some Funds or their advisers (or affiliates) may pay us (or our affiliates) more than others. Currently, these percentages range from 0.15% to 0.25%.

We cannot guarantee that each Fund or portfolio will always be available for the Contracts, but in the event that a Fund or portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

Resolving Material Conflicts

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We don't currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

Addition, Deletion or Substitution of Investments

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company. The substituted fund may have different fees and expenses. We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion. We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

o operate the Variable Account as a management investment company under the 1940 Act;

o    de-register it under that Act if registration is no longer required; or

o    combine it with other Kansas City Life separate accounts.


Voting Rights

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds. As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts. We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

To obtain voting instructions from you, before a meeting you will be sent voting instruction material, a voting instruction form and any other related material. Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote. We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would :

o cause a change in sub-classification or investment objectives of one or more of the Portfolios;

o    approve or disapprove an investment advisory agreement; or

o require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.


If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report. We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.



PURCHASING A CONTRACT

Applying for a Contract

To purchase a Contract, you must complete an application and submit it through an authorized Kansas City Life agent. If you are eligible for temporary life insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application. As long as the initial Premium Payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required premium to the date we approve your application. In accordance with our underwriting rules, temporary life insurance coverage may not exceed $250,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and we will return the initial premium to the applicant.

For coverage under the TIA, you must pay an initial Premium Payment that is at least equal to two Guaranteed Monthly Premiums. We require only one Guaranteed Monthly Premium for Contracts when Premium Payments will be made under a pre-authorized payment or combined billing arrangement. (See "Premiums," page 20.)

We require satisfactory evidence of the proposed Insured's insurability, which may include a medical examination. The available issue ages are 0 through 80 on a nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis. Age is determined on the Contract Date based on the Insured's Age last birthday. The minimum Specified Amount is $100,000 for issue ages 0--49 and $50,000 for issue Ages 50--80. Acceptance of an application depends on our underwriting rules. We have the right to reject any application.

As the Owner of the Contract, you may exercise all rights provided. The Insured is the Owner unless a different Owner is named in the application. While the Insured is living, the Owner may name a contingent Owner or a new Owner by Written Notice. If a contingent Owner has not been named, ownership of the Contract passes to the estate of the last Owner to die. The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to us. A change in Owner may have tax consequences. (See "Tax Considerations," page 47.)

Determination of Contract Date

In general, when applications are submitted with the required Premium Payment, the Contract Date will be the same as that of the TIA. For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days. There are several exceptions to these rules described below.

          Contract Date Calculated to be 29th, 30th or 31st of Month No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month. When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month. In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.

          Pre-Authorized   Check   Payment   Plan  (PAC)  or  Combined   Billing
          (CB)--Premium With Application If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval. Combined Billing is a billing where multiple Kansas City Life contracts are billed together.

          Government Allotment (GA) and Federal Allotment (FA) If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval. If you request GA or FA and we don't receive the required initial Premium the Contract Date will be the date we receive a full monthly allotment.

         Conversions

          If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the premiums for the previous contract are paid. If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which premiums are paid.

The Contract Date is determined by these guidelines except you may be permitted by state insurance law to backdate the Contract to preserve insurance age (and receive a lower cost of insurance rate). In no case may the Contract Date be more than six months prior to the date the application was completed. We will charge Monthly Deductions from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application. We will deduct Contract charges as of the Contract Date.

Free Look Right to Cancel Contract

You may cancel your Contract for a refund during your "free-look" period. You may also cancel an increase in Specified Amount that you have requested. The free look period expires on the latest of:

o 10 days after you receive your Contract or for an increase, your adjusted Contract;

o 45 days after your application for either the Contract or the increase in Specified Amount is signed; or

o    10 days after we mail or deliver a cancellation notice.

If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized Kansas City
Life agent who sold it. Immediately after mailing or delivery within the "free-look" period, the Contract or the increase will be deemed void from the beginning. If you cancel the Contract, we will refund Premiums paid within seven calendar days after we receive the returned Contract. (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.) If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.

PREMIUM PAYMENTS

Premiums

The Contract is flexible with regard to the amount of Premiums you pay. When we issue the Contract we will set a Planned Premium amount. This amount is only an indication of your preference in making Premium Payments. You may make additional unscheduled Premiums at any time while the Contract is in force. We have the right to limit the number (except in Texas) and amount of such Premiums. There are requirements regarding the minimum and maximum premium amounts that you can pay.

We deduct a Premium expense charge from all premiums prior to allocating them to your Contract. (See "CHARGES AND DEDUCTIONS," page 22.)

     Minimum Premium Amounts. The minimum initial Premium Payment required is the least amount for which we will issue a Contract. This amount depends on a number of factors. These factors include Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premium Payments you propose to make. (See "Planned Premium Payments," below.) Consult your Kansas City Life agent for information about the initial Premium required for the coverage you desire.

Each premium after the initial Premium must be at least $25.

     Maximum Premium Information. Total premiums paid may not exceed premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium Payment exceeds this limit and will cause the Contract to violate the definition of insurance. You may choose to take a refund of the portion of the Premium that we determine is in excess of the guideline premium limit or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance.
Modifying the Contract may require evidence of insurability. (See "Tax Considerations," page 47.)

Your Contract may become a modified endowment contract if Premium Payments exceed the "7-Pay Test" as set forth in the Internal Revenue Code. We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract. (See "Tax Considerations," page 47.)

We reserve the right to require satisfactory evidence of insurability prior to accepting unscheduled Premiums. (See "ALLOCATIONS AND TRANSFERS," page 20.)


     General Premium Information. We will not accept Premium Payments after the Maturity Date. You must make Premium Payments by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable. You must clearly mark a loan repayment as such or we will credit it as a Premium. (See "Contract Loans," page 32.)

     Planned Premium Payments. When applying for a Contract, you select a plan for paying Premiums. Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. You may elect to pay level Premiums quarterly, semi-annually or annually. You may also arrange to pay Planned Premium Payments on a special monthly or quarterly basis under a pre-authorized payment arrangement.

You are not required to pay Premiums in accordance with your plan. You can pay more or less than planned or skip a Planned Premium Payment entirely. (See "Premium Payments to Prevent Lapse," page 19, and 'Guaranteed Payment Period and Guaranteed Monthly Premium," below.) Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums Payments at any time.

     Guaranteed Payment Period and Guaranteed Monthly Premium. During the Guaranteed Payment Period we guarantee that your Contract will not lapse if your Premium Payments are in line with the Guaranteed Monthly Premium requirement. For this guarantee to apply the total Premiums must be at least equal to the sum of:

o    the amount of accumulated Guaranteed Monthly Premiums in effect; and

o additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.

The Guaranteed Payment Period applies for five years after the Contract Date and five years after the effective date of an increase in the Specified Amount. The Contract shows the Guaranteed Monthly Premium.

The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue Age, and sex. In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and supplemental and/or rider benefits. If you make a change to your Contract, we will:

o    re-calculate the Guaranteed Monthly Premium;

o notify you of the new Guaranteed Monthly Premium; and o amend your Contract to reflect the change.

     Premium Payments Upon Increase in Specified Amount. A new Guaranteed Payment Period begins on the effective date of an increase in Specified Amount. We will notify you of the new Guaranteed Monthly Premium for this period. Depending on the Contract Value at the time of an increase and the amount of the increase requested, you may need to make an additional Premium Payment or change the amount of Planned Premium Payments. (See "Changes in Specified Amount," page 29.)

Premium Payments to Prevent Lapse

Your Contract will lapse if there is insufficient value remaining in the Contract at the end of the Grace Period. Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse. If your Contract does lapse you must pay the required amount before the end of the Grace Period. The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:

     After the Guaranteed Payment Period. The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction. To prevent the Contract from terminating you must pay enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions. You must make this payment before the end of the Grace Period.

     During the Guaranteed Payment Period. The Contract lapses and a Grace Period starts if:

o there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and

o the Premiums paid are less than required to guarantee lapse won't occur during the Guaranteed Payment Period. (See "Minimum Guaranteed and Current Interest Rates," page 18.)


If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:

o the amount to guarantee the Contract won't lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and

o enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

     Grace Period. The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force. We will send you notice of the amount required to be paid. The Grace Period is 61 days and starts when we send the notice. Your Contract remains in force during the Grace Period. If the Insured dies during the Grace Period, we will pay the Death Benefit Proceeds, but we will deduct any Monthly Deductions due. (See "Amount of Death Benefit Proceeds," page 28.) If you don't pay adequate Premiums before the Grace Period ends, your Contract will terminate. (See"Reinstatement," page 44.)

ALLOCATIONS AND TRANSFERS

Premium Allocations and Crediting

In the Contract application, you select how we will allocate Premiums (less Premium expense charges) among the Subaccounts and the Fixed Account. The sum of your allocations must equal 100%. We may limit the number of Subaccounts to which you allocate Premiums (not applicable to Texas Contracts). We will never limit the number to less than 12. You may change the allocation percentages at any time by sending Written Notice. You may make changes in your allocation by telephone if you have provided proper authorization. (See "Telephone Authorizations," page 50.) The change will apply to the Premium Payments received with or after receipt of your notice.

On the Allocation Date, we will allocate the initial Premium to the Federated Prime Money Fund II Subaccount. If we receive any additional Premiums before the Reallocation Date, we will also allocate these premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application. (See "Determining the Contract Value," page 27.)

We will credit Premiums received on or after the Reallocation Date as directed by you. The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting. We won't credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium Payment. If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.

Transfer Privilege

After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:

o the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;

o we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;

o    we allow only one transfer each Contract Year from the Fixed Account;

o the amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount);

o we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 Transfer Processing Fee. Unused free transfers don't carry over to the next Contract Year. For the purpose of assessing the fee, we consider each Written Notice or telephone request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer. We will deduct the processing fee from the remaining Contract Value.

We will make the transfer on the Valuation Day that we receive Written Notice requesting such transfer. You may also make transfers by telephone if you have made the appropriate election at the time of application or have provided proper authorization. (See "Telephone Authorizations," page 50. )

     Additional No-Fee Transfer Right. This additional, one-time transfer feature allows you to transfer all or a portion of the Variable Account Value to the Fixed Account and we will make this transfer without applying the transfer processing fee (even if you have already used the six free transfers for that Contract Year.) This additional no-fee transfer right applies during the first 24 months of the Contract or within the 24 months following the effective date of an increase to the Specified Amount.

Dollar Cost Averaging Plan

The Dollar Cost Averaging Plan is an optional feature available with the Contract. If elected, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We can not guarantee that the Dollar Cost Averaging Plan will result in a gain.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months. To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month. You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial or subsequent Premium Payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account. Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. You may make changes in dollar cost averaging by telephone if you have provided proper authorization.

Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request. Once elected, we will process transfers from the Federated Prime Money Fund II monthly until:

o    we have completed the designated number of transfers;

o the value of the Federated Prime Money Fund II Subaccount is completely depleted; or

o    you send Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year. We may cancel this feature at any time with notice to you.

Portfolio Rebalancing Plan

The Portfolio Rebalancing Plan is an optional feature available with the Contract. Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value. We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.

The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix. This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions. If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.

The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year. If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application. You may also elect it after the Contract is issued by completing the election form. You may make changes in portfolio rebalancing by telephone if you have provided proper authorization. Portfolio rebalancing will terminate when:

o you request any transfer unless you authorize a change in allocation at that time; or

o    the day we receive Written Notice instructing us to cancel the plan.

If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution. We may cancel the Portfolio Rebalancing Plan at any time with notice to you.

FIXED ACCOUNT

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply. (See Transfer Privilege, page 20.) The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year. We guarantee that this rate will be at least 4%.

Our general account supports our insurance and annuity obligations. Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don't necessarily correspond to, prevailing general market interest rates. We will determine current rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out ("LIFO") method. We may change the method of crediting from time to time, provided that such changes don't have the effect of reducing the guaranteed rate of interest below 4%. We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

Calculation of Fixed Account Value

Fixed Account Value is equal to:

o    amounts allocated or transferred to the Fixed Account; plus

o    interest credited; less

o    amounts deducted, transferred or surrendered.

Delay of Payment

We reserve the right to delay payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive the request.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions. We may use this profit for any purpose, including payment of distribution charges. Below is a listing and description of the applicable charges and deductions under the Contract.

Premium Expense Charge

We deduct a 2.25% Premium expense charge from each Premium Payment. This charge reimburses us for state and local premium taxes as well as related administrative expenses associated with the Contracts. We apply Premiums to your Contract net of the Premium expense charge. Monthly Deduction

We will make Monthly Deductions to collect various charges under your Contract. We will make these Monthly Deductions on each Monthly Anniversary Day following the Allocation Date. On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date. (See "Applying for a Contract," page 17.) The Monthly Deduction consists of :


(1)  cost of insurance charges;

(2)  monthly expense charges; and

(3)  any charges for supplemental and/or rider benefits, as described below.

We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

     Cost of Insurance Charge. This charge compensates us for the expense of providing insurance coverage. The charge depends on a number of variables and will vary from Contract to Contract and from month to month. For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's Age, sex, number of completed Contract Years, Specified Amount and risk class. We currently place Insureds in one of the following classes, based on underwriting:

o        Standard Smoker-available issue Ages 15-80

o        Standard Nonsmoker-available issue Ages 0-80

o        Preferred Nonsmoker-available issue Ages 15-80

We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before the cost of insurance charge is deducted).

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contracts. The guaranteed rates for standard and preferred classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. We will determine current cost of insurance rates based on our expectations as to future mortality experience. We may change these rates from time to time.

Cost of insurance rates for an Insured in a nonsmoker standard class are lower than rates for an Insured of the same Age and sex in a smoker standard class. Cost of insurance rates for an Insured in a nonsmoker or smoker standard class are lower than guaranteed rates for an Insured of the same Age, sex and smoking class in a substandard class.

     Cost of Insurance Rates for Increases. We will determine the cost of insurance rate for an increase in Specified Amount on each Monthly Anniversary Day. It is based on the Insured's Age, sex, number of completed Contract Years and risk class.

We place the Insured in a risk class when we approve the Contract, based on our underwriting of the application. When you request an increase in Specified Amount, we do additional underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Specified Amount. If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Specified Amount and the existing risk class will continue to apply to the existing Specified Amount.



We do not conduct underwriting for an increase in Specified Amount if you request the increase as part of a conversion from a term contract or on exercising the Option to Increase Specified Amount Rider. (See "Supplemental and/or Rider Benefits," page 47.) In the case of a term conversion, the risk class that applies to the increase is based on the provisions of the term contract. In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase is the class in effect on the initial Specified Amount at the time that you elect the increase.

We determine the net amount at risk associated with a Specified Amount increase by determining the percentage that the Specified Amount increase bears to the Contract's total Specified Amount immediately following the increase. The resulting percentage is the part of the Contract's total net amount at risk that we attribute to the Specified Amount increase. We attribute the remaining percentage of the Contract's total net amount at risk to the existing Specified Amount. (For example, if the Contract's Specified Amount is increased by $100,000 and the total Specified Amount is $250,000, then we attribute 40% of the total net amount at risk to the Specified Amount increase.) On each Monthly Anniversary Day, the net amount at risk we use to determine the cost of insurance charge associated with the Specified Amount increase is the Contract's total net amount of risk at that time, multiplied by the percentage calculated as described above. This percentage remains fixed until the Specified Amount is changed.

We may make a profit from this charge. Any profit may be used to finance distribution expenses.

     Legal Considerations Relating to Sex-Distinct Premium Payments and Benefits. Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premium Payments and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)

We also offer Contracts that don't distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don't distinguish between males and females.

     Monthly Expense Charge. The monthly expense charge is part of the Monthly Deduction. We begin deducting the monthly expense charge from the Contract Value as of the Contract Date. (See "Applying for a Contract," page 17.) Thereafter, we deduct a monthly expense charge as of each Monthly Anniversary Day. The monthly expense charge is made up of two parts:

     (1) a maintenance charge which is a level monthly charge that applies in all years. We guarantee that the maintenance charge will not exceed $6.00.

     (2) an acquisition charge which is a charge of $20 per Contract Month. This charge applies for the first Contract Year and for 12 months following the effective date of an increase in Specified Amount.

The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account. Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and we will incur the loss.

     Supplemental and/or Rider Benefit Charges. These charges are part of the Monthly Deduction and vary by the benefit. (See "Supplemental and/or Rider Benefits," page 45.)

Daily Mortality and Expense Risk Charge

We deduct a daily charge from assets in the Subaccounts attributable to the Contracts. This charge does not apply to Fixed Account assets. The current charge is at an annual rate of 0.90% of net assets. We guarantee that this rate will not increase for the duration of a Contract.

The mortality risk we assume is that the Insured may die sooner than anticipated and we have to pay Death Benefits greater than we anticipated. The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess. We may make a profit from this charge. Any profit may be used to finance distribution expenses.


Transfer Processing Fee

The first six transfers during each Contract Year are free. We will assess a $25 transfer processing fee for each additional transfer. For the purpose of assessing the fee, we will consider each written or telephone request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

Surrender Charge

During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered, lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount). The surrender charge is the sum of two parts:

o        the deferred sales load; and

o        the deferred administrative expense.

The total surrender charge will not exceed the maximum surrender charge set forth in your Contract. An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase. We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement. The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.

Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero. This will depend upon a number of factors, but is more likely if:

o Premiums paid are equal to or only a little higher than the Guaranteed Monthly Premium shown in your Contract; or

o    if investment performance of the Subaccounts is too low.

See Appendix A for a chart that shows the Maximum Surrender Charge Factors, depending upon the Insured's Age, sex and underwriting classification.

     Deferred Sales Load. The purpose of the deferred sales load is to reimburse us for some of the expenses we incur in the distribution of the Contracts. This deferred sales load is 30% of actual premiums paid up to a maximum premium amount shown in the Contract. We base the maximum Premium amount shown in the Contract on the issue Age, sex, Specified Amount and smoking class applicable to the Insured. If you increase the Contract's Specified Amount, a separate deferred sales load will apply to the Specified Amount increase, based on the Insured's Age, sex and smoking class at the time of the increase.

The deferred sales load in the first nine years of the surrender charge period is 30% of actual Premiums paid up to the maximum Premium amount shown in the Contract. After the ninth year of the surrender charge period, the deferred sales load declines until it reaches 0% in the fifteenth year of the surrender charge period.

     Deferred Administrative Expense. The deferred administrative expense partially covers the administrative costs of the Contracts as well as other overhead costs connected with our variable life insurance operations. The Table below shows the deferred administrative expense we deduct if the Contract is completely surrendered, lapses or if the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount) during the first fifteen years of the Contract or during the fifteen years following an increase in Specified Amount. The deferred administrative expense is an amount per $1,000 of Specified Amount and grades down to zero at the end of fifteen years.




    Table of Deferred Administrative Expenses per $1,000 of Specified Amount

                               End of Year*      Deferred Administrative Expense

                                    1-5                        $5.00
                                     6                          4.50
                                     7                          4.00
                                     8                          3.50
                                     9                          3.00
                                    10                          2.50
                                    11                          2.00
                                    12                          1.50
                                    13                          1.00
                                    14                          0.50
                                    15                          0.00

* End of year means number of completed Contract Years or number of completed years following an increase in Specified Amount.

After the fifth year, we will prorate the deferred administrative expense between years monthly. The charge for the first five years is level.

Partial Surrender Fee

We deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.

Fund Expenses

The Fund deducts investment advisory fees and other expenses. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. These charges are not directly deducted from your Contract Value. See the prospectuses for the Funds.

Reduced Charges for Eligible Groups

We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

o    nature of the association and its organizational framework;

o    method by which sales will be made to the members of the class;

o facility with which Premiums will be collected from the associated individuals;

o    association's capabilities with respect to administrative tasks;

o    anticipated persistency of the Contract;

o    size of the class of associated individuals;

o    number of years the association has been in existence; and

o any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

Other Tax Charge

We do not currently assess a charge for any taxes other than state and local premium taxes incurred as a result of the operations of the Subaccounts. We reserve the right to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.

HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value. Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value. If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date ("Premium Payments to Prevent Lapse," page 19) and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 18, and "Grace Period," page 19.)

Bonus on Contract Value in the Variable Account

We may credit a bonus on amounts in the Variable Account beginning in the 11th Contract Year. We will credit any bonus on each Monthly Anniversary Day. The monthly bonus equals 0.0375% (0.45% on an annualized basis) of the Contract Value in each Subaccount at the end of each Contract Month. We don't guarantee that we will credit the bonus.

Determining the Contract Value

On the Allocation Date the Contract Value is equal to the initial Premium less the premium expense charge and the Monthly Deductions. On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value). The Contract Value will vary to reflect the following:

o    performance of the selected Subaccounts;

o    interest credited on amounts allocated to the Fixed Account;

o    interest credited on amounts in the Loan Account;

o    charges;

o    transfers;

o    partial surrenders; and

o    loans and loan repayments.

     Subaccount Values. When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount. The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Subaccount's Accumulation Unit value for the Valuation Day when the allocation is made.

The number of Subaccount Accumulation Units we credit to your Contract will increase when you allocate premiums to the Subaccount and when you transfer amounts to the Subaccount. The number of Subaccount accumulation units credited to a Contract will decrease when:

o    we take the allocated portion of the Monthly Deduction from the Subaccount;

o    you make a loan;

o    you transfer an amount from the Subaccount; or

o you take a partial surrender ( including the partial surrender fee) from the Subaccount.

     Accumulation Unit Values. A Subaccount's Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio. It may increase or decrease from one Valuation Day to the next. We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after establishment, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.

     Net Investment Factor. The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next. It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.

     Fixed Account Value. On any Valuation Day, the Fixed Account Value of a Contract is the total of:

o    all Premiums allocated to the Fixed Account; plus

o any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus

o    interest credited on such Premiums and amounts transferred; less

o    the amount of any transfers from the Fixed Account; less

o the amount of any partial surrenders (including the partial surrender fee) taken from the Fixed Account; less

o    the  pro-rata  portion of the  Monthly  Deduction  deducted  from the Fixed
     Account.

     Loan Account Value. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:

o amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less

o amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as Indebtedness is repaid.

Cash Surrender Value

The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract. We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts. The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any applicable Surrender charges and any Indebtedness. (See "Premium Payments to Prevent Lapse," page 19 and"Surrendering the Contract for Cash Surrender Value," page 31.)

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT

As long as the Contract remains in force, we will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. We may require return of the Contract. We will pay the Death Benefit Proceeds in a lump sum (See "Payment of Proceeds," page 44) or, if you prefer, under a payment option (See "Payment Options," page 32). We will pay the Death Benefit Proceeds to the Beneficiary. (See "Selecting and Changing the Beneficiary," page 30.)

Amount of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the following:

o the Death Benefit under the Coverage Option selected calculated on the date of the Insured's death; plus

o    any supplemental and/or rider benefits; minus

o    any Indebtedness on that date; minus

o any past due Monthly Deductions if the date of death occurred during a Grace Period.

Under certain circumstances, the amount of the Death Benefit may be further adjusted or the Death Benefit may not be payable. (See "Limits on Rights to Contest the Contract" and "Misstatement of Age or Sex," page 43.)

If part or all of the Death Benefit is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the Insured's death to the date of payment.


Coverage Options

You may choose one of two Coverage Options, which will be used to determine the Death Benefit:

o Option A: Death Benefit is the Specified Amount. Option A generally provides a level Death Benefit unless performance is very favorable and the applicable percentage calculation (described below) becomes applicable. The Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.

o Option B: Death Benefit is at least equal to the Specified Amount plus the Contract Value on the date of death. Thus, the Death Benefit will vary directly with the investment performance of the Contract Value.

To see how and when investment performance may begin to affect the Death Benefit, see the illustrations beginning on page 37.

Under both Options A and B we perform another calculation to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code. To apply this calculation, we multiply the applicable percentage by the Contract Value on the date of death. If the resulting amount is greater than the amount provided under the Coverage Option, the Death Benefit is equal to this greater amount. The "applicable percentage" is 250% when the Insured is Age 40 or less. The percentage decreases each year after age 40 to 100% when the Insured has attained Age 95.

Initial Specified Amount and Coverage Option

The initial Specified Amount is set at the time the Contract is issued. You select the Coverage Option when you apply for the Contract. You may change the Specified Amount and Coverage Option, as discussed below.

Changes in Coverage Option

We reserve the right to require that no change in Coverage Option occur during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period. After any change, we require the Specified Amount to be at least $100,000 for issue Ages 0-49 and $50,000 for issue Ages 50-80. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request. We may require satisfactory evidence of insurability.

When you make a change from Option A to Option B, the Specified Amount after the change is effective will be equal to the Specified Amount before the change. The Death Benefit will increase by the amount of the Contract Value on the effective date of the change. When you make a change from Option B to Option A, the Specified Amount after the change will be equal to the Specified Amount before the change is effected plus the Contract Value on the effective date of the change. We may require satisfactory evidence of insurability.

A  change   in   Coverage   Option   may  have  tax   consequences.   (See  "Tax
Considerations," page 49.) You should consult a tax adviser before changing the Coverage Option.

Changes in Specified Amount

You may increase or decrease the Specified Amount. We may require that the Contract be in force for one Contract Year before a change in Specified Amount and that you make only one change every twelve Contract Months. If a change in the Specified Amount results in total Premiums paid exceeding the Premium limitations set out under current tax law to qualify your Contract as a life insurance contract, we will refund the amount of such Premium in excess of the limitations. We will make such a refund after the next Monthly Anniversary.

Changes in the Specified Amount may have tax consequences. You should consult a tax adviser before changing the Specified Amount.

     Decreases. We require that the Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at Ages 0-49 and $50,000 for Contracts that were issued at Ages 50-80. A decrease in Specified Amount will be effective on the Monthly Anniversary Day on or following the day we receive your Written Notice.

Decreasing the Specified Amount may decrease monthly cost of insurance charges. However, a surrender charge will apply if the Specified Amount is decreased (See "Surrender Charge," page 25.)

We reserve the right to decline a requested decrease in the Specified Amount in the following circumstances:

o    to help ensure compliance with the guideline premium limitations;

o if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract;

o if we would have to make payments to you from the Contract Value for compliance with the guideline premium limitations and the amount of such payments would exceed the Cash Surrender Value of the Contract.

     Increases. In order to be eligible for an increase you must submit an application. We may require satisfactory evidence of insurability. We may decline an application for an increase.

Any increase in the Specified Amount must be at least $25,000. (In Pennsylvania and Texas, an increase in the Specified Amount must be at least $100,000 for Ages 0-49 and $50,000 for Ages 50-80.) In addition, the Insured's Age must be less than the current maximum issue Age for the Contracts. The increase in Specified Amount is effective on the Monthly Anniversary Day on or after the date we receive and approve the request for the increase.

An increase has the following affect on Premium Payments:

o a change in Planned Premium Payments may be advisable. (See "Premium Payments Upon Increase in Specified Amount," page 18);

o a new Guaranteed Payment Period begins on the effective date of the increase and will continue for five years (see "Guaranteed Payment Period and Guaranteed Monthly Premium," page 18); and

o if a Guaranteed Payment Period is in effect, we will recalculate the Contract's Guaranteed Monthly Premium to reflect the increase. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 19.)

A new surrender charge and surrender charge period apply to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase. (See "Surrender Charge," page 26). After an increase, we (for purposes of calculating surrender charges) attribute a portion of each Premium Payment you make to the Specified Amount increase, even if you don't increase the amount or frequency of your Premiums. We allocate Premiums based upon the proportion that the "coverage premium weighting factor" for the initial Specified Amount and each increase bears to the total "coverage premium weighting factor" for the Contract.

The "coverage premium weighting factor" is a hypothetical, level amount that would be payable through the Maturity Date for the benefits provided under the Contract. We calculate this amount using the following assumptions:

o cost of insurance rates based on the 1980 Commissioners Standard Ordinary Mortality Tables;

o    net investment earnings under the Contract;

o    an effective annual rate of 5%; and

o    sales and other charges imposed under the Contract.

For purposes of calculating surrender charges and cost of insurance charges, any Specified Amount decrease is used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Specified Amount increases have been reduced, it is used to reduce the initial Specified Amount.

You may cancel an increase in Specified Amount in accordance with the Contract's "free look" provisions. In such case, the amount refunded will be limited to those charges that are attributable to the increase. (See "Free Look Right to Cancel Contract," page 18.)

Selecting and Changing the Beneficiary

You select the Beneficiary in your application. You may change a Beneficiary designation in accordance with the terms of the Contract. If you make an irrevocable Beneficiary designation, you must obtain the Beneficiary's consent to change the Beneficiary. The primary Beneficiary is the person entitled to receive the Death Benefit Proceeds under the Contract. If the primary Beneficiary is not living, the contingent Beneficiary is entitled to receive the Death Benefit Proceeds. If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary.

CASH BENEFITS

Contract Loans

You may borrow from your Contract while the Insured is living by submitting a Written Request to us. You may also make loans by telephone if you have provided proper authorization to us. (See "Telephone Authorizations," page 50.) The maximum loan amount available is the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. We will process Contract loans as of the date your request is received and approved. We will send Loan Proceeds to you, usually within seven calendar days. (See "Payment of Proceeds," page 44.)

     Interest. We will charge interest on any Indebtedness at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If you don't pay interest when due, we add the interest to the loan and it becomes part of the Indebtedness.

     Loan Collateral. When you make a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account. We will reduce the Cash Surrender Value by the amount transferred to the Loan Account. The loan does not have an immediate effect on the Contract Value. You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral. If you don't specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan. On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account. We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

We will credit the Loan Account with interest at an effective annual rate of not less than 4.0%. Thus, the maximum net cost of a loan is 2.0% per year. (The net cost of a loan is the difference between the rate of interest charged on Indebtedness and the amount credited to the Loan Account). We will add the interest earned on the Loan Account to the Fixed Account.

     Preferred Loan Provision. Beginning in the eleventh Contract Year, an additional type of loan is available. It is called a preferred loan. For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6.0%. Thus, the net cost of the preferred loan is 0.0% per year. The maximum amount available for a preferred loan is the Contract Value less Premiums paid. This amount may not exceed the maximum loan amount. The preferred loan provision is not guaranteed.

The tax consequences of a preferred loan are uncertain. You should consult a tax adviser if you are considering taking out a preferred loan.

     Loan Repayment. You may repay all or part of your Indebtedness at any time while the Insured is living and the Contract is in force. Each loan repayment must be at least $10. Loan repayments must be sent to the Home Office and we will credit them as of the date received. You should clearly mark a loan repayment as such or we will be credit it as a Premium. (Premium expense charges do not apply to loan repayments, unlike unscheduled Premiums.) When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account. A loan repayment does not have an immediate effect on the Contract Value. Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the Premium allocation instructions in effect at that time.

     Effect of Contract Loan. A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Contract values because the investment results will apply only to the non-loaned portion of the Contract Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate. See "Tax Considerations," page 49, for a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding. In particular, if your Contract is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. In addition, interest paid on Contract Loans generally is not tax deductible.

We will deduct Indebtedness from any Death Benefit Proceeds. (See "Amount of Death Benefit Proceeds," page 28.)

Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge. We will send you notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination. (See "Premium Payments to Prevent Lapse," page 19.)

Surrendering the Contract for Cash Surrender Value

You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request. A surrender charge may apply. (See "Surrender Charge," page 25.) We may require return of the Contract. We will process a surrender request as of the date we receive your Written Request and all required documents. Generally we will make payment within seven calendar days. (See "Payment of Proceeds," page 44.) You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option. (See "Payment Options" page 32.) Your Contract will terminate and cease to be in force if you surrender it for one lump sum. You will not be able to later reinstate it. Surrenders may have adverse tax consequences. (See "Tax Considerations," page 47.)

(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)

Partial Surrenders

You may make partial surrenders under your Contract at any time subject to the conditions below. You must submit a Written Request to the Home Office. Each partial surrender must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300. We will assess a partial surrender fee. (See "Partial Surrender Fee," page 26.) We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, "partial surrender amount"). We will reduce the Contract Value by the partial surrender amount as of the date we receive a Written Request for a partial surrender.

When you request a partial surrender, you can direct how we deduct the partial surrender amount from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the partial surrender amount from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis. (See "Minimum Guaranteed and Current Interest Rates," page 22.) Partial surrenders may have adverse tax consequences. (See "Tax Considerations," page 47.)

If Coverage Option A is in effect, we will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess (if any) of the Death Benefit over the Specified Amount at the time the partial surrender is made. If the partial surrender amount is less than the excess of the Death Benefit over the Specified Amount, we will not reduce the Specified Amount. We reserve the right to reject a partial surrender request if:

o the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under our then-current rules; or

o the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws as we interpret them. If a partial surrender does result in a reduction of the Specified Amount, a surrender charge will apply as described in "Changes in Coverage Option," page 29.

We will process partial surrender requests as of the date we receive your Written Request and generally we will make payment within seven calendar days. (See "Payment of Proceeds," page 44.)

Maturity Benefit

The Maturity Date is the date that we pay the maturity benefit to you if the Contract is still in force. The Maturity Date is the Contract Anniversary next following the Insured's 95th birthday. The Maturity Benefit is equal to the Cash Surrender Value on the Maturity Date.

Payment Options

The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract. Payment options are available for use with various types of Proceeds, such as surrender, death or maturity. We summarize these payment options below. All of these options are forms of fixed-benefit annuities which don't vary with the investment performance of a separate account.

You may apply Proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

     Option 1: Interest Payments. We will make interest payments to the payee annually or monthly as elected. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest paid annually. You may withdraw the Proceeds and any unpaid interest in full at any time.

     Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the Proceeds plus interest are fully paid. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. The present value of any unpaid installments may be withdrawn at any time.

     Option 3: Installments For a Specified Period. We pay Proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

     Option 4: Life Income. We pay an income during the payee's lifetime. You may choose a minimum guaranteed payment period. One form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.

     Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

     Minimum Amounts. We reserve the right to pay the total amount of the Contract in one lump sum, if less than $2,000. If payments under the payment option selected are less than $50, payments may be made less frequently at our option.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits .

Specialized Uses of the Contract

Because the Contract provides for an accumulation of cash value as well as a Death Benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See "Tax Considerations" on page 49.)

Illustrations


We have prepared the following tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time. The tables illustrate how Contract Values, Cash Surrender Values and Death Benefits under a Contract covering an Insured of a given age would vary over time if Planned Premium Payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show Premiums accumulated at 5% interest compounded annually.

Assumptions

The hypothetical investment rates of return are illustrative only. Don't assume they are representative of past or future investment rates of return. Actual rates of return for a particular Contract may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations you make, prevailing interest rates and rates of inflation. These illustrations assume that you allocate premiums equally among the Subaccounts available under the Contract, and that you allocate no amounts to the Fixed Account. We have based these illustrations on the following assumptions:

o    there are no Contract loans; and

o an annual Premium is paid at the beginning of each Contract Year. Values will be different if the Premiums are paid with a different frequency or in different amounts.

Charges Illustrated

The illustrations reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross after-tax return of the selected Portfolios. The tables assume an average annual expense ratio of 0.87% of the average daily net assets of the Portfolios available under the Contracts. This average annual expense ratio is based on the expense ratios of each of the Portfolios for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Portfolio. This average annual expense ratio takes into account expense reimbursement arrangements to be in place for 2000 for some of the Portfolios. In the absence of the reimbursement arrangements for some of the Portfolios, the average annual expense ratio would be higher. Values illustrated would be lower if these reimbursement arrangements had not been taken into account. For information on the Portfolios' expenses, see the Fee Table in this Prospectus and the prospectuses for the Funds and Portfolios accompanying this Prospectus.

In addition, the illustrations reflect the daily charge to the Variable Account for assuming mortality and expense risks, which is equivalent to an annual charge of 0.90%. After deduction of Portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% corresponds to approximate net annual rates of -1.76%, 4.19% and 10.13%, respectively.

The illustrations also reflect the deduction of the Premium Expense Charge and the Monthly Deduction. The Monthly Deduction includes the cost of insurance charge. We have the contractual right to charge guaranteed maximum charges that are higher than our current cost of insurance charges. In addition, the bonus, which, if paid, would partially offset the Monthly Deduction beginning in the eleventh Contract Year, is not guaranteed and will be paid at our sole discretion. The current cost of insurance charges and payment of the bonus beginning in the eleventh Contract Year and, alternatively, the guaranteed cost of insurance charges and nonpayment of the bonus, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Account and assume no Indebtedness or charges for supplemental and/or rider benefits.

The illustrations are based on our sex distinct rates for nonsmokers. Upon request, we will furnish you with a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.




                              $1,000 ANNUAL PREMIUM
                            $100,000 SPECIFIED AMOUNT
                                COVERAGE OPTION A
                      USING CURRENT COST OF INSURANCE RATES
                         BONUS PAID BEGINNING IN YEAR 11
                        Male, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- ----------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
    1              1,050             482          0      100,000      524       0    100,000     567       0     100,000
    2              2,153           1,185         265     100,000    1,308     388    100,000   1,437     517     100,000
    3              3,310           1,865         465     100,000    2,114     714    100,000   2,384     984     100,000
    4              4,526           2,523         823     100,000    2,943   1,243    100,000   3,417   1,717     100,000
    5              5,802           3,156       1,156     100,000    3,795   1,795    100,000   4,542   2,542     100,000
    6              7,142           3,764       1,802     100,000    4,667   2,705    100,000   5,767   3,805     100,000
    7              8,549           4,346       2,434     100,000    5,561   3,649    100,000   7,101   5,189     100,000
    8             10,027           4,901       3,039     100,000    6,477   4,615    100,000   8,557   6,695     100,000
    9             11,578           5,428       3,616     100,000    7,414   5,602    100,000  10,144   8,332     100,000
   10             13,207           5,926       4,416     100,000    8,371   6,861    100,000  11,876  10,366     100,000
   15             22,657           8,229       8,229     100,000   13,877  13,877    100,000  23,917  23,917     100,000
   20             34,719           9,727       9,727     100,000   20,189  20,189    100,000  43,572  43,572     100,000
   25             50,113           9,929       9,929     100,000   27,125  27,125    100,000  76,273  76,273     100,000
   30             69,761           7,947       7,947     100,000   34,297  34,297    100,000 130,453 130,453     156,543

------------ ------------------- --------- --------- ----------- -------- --------- -------- ------- --------- --------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                               $1,000 ANNUAL PREMIUM
                                             $100,000 SPECIFIED AMOUNT
                                                 COVERAGE OPTION A
                                     USING GUARANTEED COST OF INSURANCE RATES
                                                   NO BONUS PAID
                                         Male, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- ----------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
    1              1,050             482           0     100,000      524       0    100,000     567       0     100,000
    2              2,153           1,185         265     100,000    1,308     388    100,000   1,437     517     100,000
    3              3,310           1,865         465     100,000    2,114     714    100,000   2,384     984     100,000
    4              4,526           2,523         823     100,000    2,943   1,243    100,000   3,417   1,717     100,000
    5              5,802           3,156       1,156     100,000    3,795   1,795    100,000   4,542   2,542     100,000
    6              7,142           3,764       1,802     100,000    4,667   2,705    100,000   5,767   3,805     100,000
    7              8,549           4,346       2,434     100,000    5,561   3,649    100,000   7,101   5,189     100,000
    8             10,027           4,901       3,039     100,000    6,477   4,615    100,000   8,557   6,695     100,000
    9             11,578           5,428       3,616     100,000    7,414   5,602    100,000  10,144   8,332     100,000
   10             13,207           5,926       4,416     100,000    8,371   6,861    100,000  11,876  10,366     100,000
   15             22,657           7,922       7,922     100,000   13,435  13,435    100,000  23,249  23,249     100,000
   20             34,719           8,837       8,837     100,000   18,784  18,784    100,000  41,124  41,124     100,000
   25             50,113           8,010       8,010     100,000   23,890  23,890    100,000  69,890  69,890     100,000
   30             69,761           4,274       4,274     100,000   27,824  27,824    100,000 116,847 116,847     140,217

------------ ------------------- --------- --------- ----------- -------- --------- -------- ------- --------- --------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                                               $1,000 ANNUAL PREMIUM
                                             $100,000 SPECIFIED AMOUNT
                                                 COVERAGE OPTION B
                                       USING CURRENT COST OF INSURANCE RATES
                                          BONUS PAID BEGINNING IN YEAR 11
                                         Male, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- ---------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
    1              1,050             481           0     100,481      523       0    100,523     566       0     100,566
    2              2,153           1,181          81     101,181    1,304     204    101,304   1,433     333     101,433
    3              3,310           1,858         458     101,858    2,106     706    102,106   2,375     975     102,375
    4              4,526           2,510         810     102,510    2,928   1,228    102,928   3,399   1,699     103,399
    5              5,802           3,137       1,137     103,137    3,770   1,770    103,770   4,512   2,512     104,512
    6              7,142           3,736       1,774     103,736    4,630   2,668    104,630   5,719   3,757     105,719
    7              8,549           4,306       2,394     104,306    5,508   3,596    105,508   7,031   5,119     107,031
    8             10,027           4,848       2,986     104,848    6,403   4,541    106,403   8,455   6,593     108,455
    9             11,578           5,360       3,548     105,360    7,315   5,503    107,315  10,002   8,190     110,002
   10             13,207           5,839       4,329     105,839    8,241   6,731    108,241  11,681  10,171     111,681
   15             22,657           8,009       8,009     108,009   13,471  13,471    113,471  23,168  23,168     123,168
   20             34,719           9,274       9,274     109,274   19,160  19,160    119,160  41,198  41,198     141,198
   25             50,113           9,093       9,093     109,093   24,735  24,735    124,735  69,280  69,280     169,280
   30             69,761           6,563       6,563     106,563   29,024  29,024    129,024 112,710 112,710     212,710


You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                               $1,000 ANNUAL PREMIUM
                                             $100,000 SPECIFIED AMOUNT
                                                 COVERAGE OPTION B
                                     USING GUARANTEED COST OF INSURANCE RATES
                                                   NO BONUS PAID
                                         Male, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- ---------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
    1              1,050             481           0     100,481      523       0    100,523     566       0     100,566
    2              2,153           1,181          81     101,181    1,304     204    101,304   1,433     333     101,433
    3              3,310           1,858         458     101,858    2,106     706    102,106   2,375     975     102,375
    4              4,526           2,510         810     102,510    2,928   1,228    102,928   3,399   1,699     103,399
    5              5,802           3,137       1,137     103,137    3,770   1,770    103,770   4,512   2,512     104,512
    6              7,142           3,736       1,774     103,736    4,630   2,668    104,630   5,719   3,757     105,719
    7              8,549           4,306       2,394     104,306    5,508   3,596    105,508   7,031   5,119     107,031
    8             10,027           4,848       2,986     104,848    6,403   4,541    106,403   8,455   6,593     108,455
    9             11,578           5,360       3,548     105,360    7,315   5,503    107,315  10,002   8,190     110,002
   10             13,207           5,839       4,329     105,839    8,241   6,731    108,241  11,681  10,171     111,681
   15             22,657           7,696       7,696     107,696   13,020  13,020    113,020  22,482  22,482     122,482
   20             34,719           8,362       8,362     108,362   17,703  17,703    117,703  38,629  38,629     138,629
   25             50,113           7,141       7,141     107,141   21,349  21,349    121,349  61,377  62,377     162,377
   30             69,761           2,950       2,950     102,950   22,298  22,298    122,298  95,818  96,818     196,818


You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.









                                               $1,000 ANNUAL PREMIUM
                                             $100,000 SPECIFIED AMOUNT
                                                 COVERAGE OPTION A
                                       USING CURRENT COST OF INSURANCE RATES
                                          BONUS PAID BEGINNING IN YEAR 11
                                        Female, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- ---------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
    1              1,050             503           0     100,000      547       0    100,000     590       0     100,000
    2              2,153           1,227         338     100,000    1,353     464    100,000   1,484     595     100,000
    3              3,310           1,927         527     100,000    2,182     782    100,000   2,458   1,058     100,000
    4              4,526           2,603         903     100,000    3,034   1,334    100,000   3,519   1,819     100,000
    5              5,802           3,256       1,460     100,000    3,910   2,114    100,000   4,676   2,880     100,000
    6              7,142           3,882       2,136     100,000    4,808   3,062    100,000   5,936   4,190     100,000
    7              8,549           4,482       2,786     100,000    5,729   4,033    100,000   7,308   5,612     100,000
    8             10,027           5,055       3,409     100,000    6,673   5,027    100,000   8,807   7,161     100,000
    9             11,578           5,604       4,008     100,000    7,642   6,046    100,000  10,444   8,848     100,000
   10             13,207           6,127       4,797     100,000    8,638   7,308    100,000  12,235  10,905     100,000
   15             22,657           8,735       8,735     100,000   14,561  14,561    100,000  24,887  24,887     100,000
   20             34,719          10,861      10,861     100,000   21,743  21,743    100,000  45,833  45,833     100,000
   25             50,113          12,368      12,368     100,000   30,434  30,434    100,000  80,904  80,904     105,175
   30             69,761          12,856      12,856     100,000   40,825  40,825    100,000 138,998 138,998     166,798

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.






                                               $1,000 ANNUAL PREMIUM
                                             $100,000 SPECIFIED AMOUNT
                                                 COVERAGE OPTION A
                                     USING GUARANTEED COST OF INSURANCE RATES
                                                   NO BONUS PAID
                                        Female, Standard Nonsmoker, Age 35
---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- ---------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
    1              1,050             503           0     100,000      547       0    100,000     590       0     100,000
    2              2,153           1,227         338     100,000    1,353     464    100,000   1,484     595     100,000
    3              3,310           1,927         527     100,000    2,182     782    100,000   2,458   1,058     100,000
    4              4,526           2,603         903     100,000    3,034   1,334    100,000   3,519   1,819     100,000
    5              5,802           3,256       1,460     100,000    3,910   2,114    100,000   4,676   2,880     100,000
    6              7,142           3,882       2,136     100,000    4,808   3,062    100,000   5,936   4,190     100,000
    7              8,549           4,482       2,786     100,000    5,729   4,033    100,000   7,308   5,612     100,000
    8             10,027           5,055       3,409     100,000    6,673   5,027    100,000   8,807   7,161     100,000
    9             11,578           5,604       4,008     100,000    7,642   6,046    100,000  10,444   8,848     100,000
   10             13,207           6,127       4,797     100,000    8,638   7,308    100,000  12,235  10,905     100,000
   15             22,657           8,338       8,338     100,000   14,018  14,018    100,000  24,106  24,106     100,000
   20             34,719           9,726       9,726     100,000   20,039  20,039    100,000  43,030  43,030     100,000
   25             50,113          10,080      10,080     100,000   26,683  26,683    100,000  73,870  73,870     100,000
   30             69,761           8,925       8,925     100,000   33,838  33,838    100,000 124,132 124,132     148,958



You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.





                                               $1,000 ANNUAL PREMIUM
                                             $100,000 SPECIFIED AMOUNT
                                                 COVERAGE OPTION B
                                       USING CURRENT COST OF INSURANCE RATES
                                          BONUS PAID BEGINNING IN YEAR 11
                                        Female, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- ---------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
    1              1,050             502           0     100,502      546       0    100,546     589       0     100,589
    2              2,153           1,223         136     101,223    1,349     261    101,349   1,480     392     101,480
    3              3,310           1,920         520     101,920    2,174     774    102,174   2,449   1,049     102,449
    4              4,526           2,592         892     102,592    3,020   1,320    103,020   3,503   1,803     103,503
    5              5,802           3,238       1,442     103,238    3,888   2,092    103,888   4,648   2,852     104,648
    6              7,142           3,856       2,110     103,856    4,774   3,028    104,774   5,892   4,146     105,892
    7              8,549           4,445       2,749     104,445    5,680   3,984    105,680   7,243   5,547     107,243
    8             10,027           5,006       3,360     105,006    6,604   4,958    106,604   8,712   7,066     108,712
    9             11,578           5,539       3,943     105,539    7,550   5,954    107,550  10,311   8,715     110,311
   10             13,207           6,046       4,716     106,046    8,516   7,186    108,516  12,053  10,723     112,053
   15             22,657           8,541       8,541     108,541   14,205  14,205    114,205  24,227  24,227     124,227
   20             34,719          10,486      10,486     110,486   20,896  20,896    120,896  43,884  43,884     143,884
   25             50,113          11,719      11,719     111,719   28,622  28,622    128,622  75,684  75,684     175,684
   30             69,761          11,779      11,779     111,779   37,076  37,076    137,076 126,962 126,962     226,962




You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                                               $1,000 ANNUAL PREMIUM
                                             $100,000 SPECIFIED AMOUNT
                                                 COVERAGE OPTION B
                                     USING GUARANTEED COST OF INSURANCE RATES
                                                   NO BONUS PAID
                                        Female, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- ---------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
    1              1,050             502           0     100,502      546       0    100,546     589       0     100,589
    2              2,153           1,223         136     101,223    1,349     261    101,349   1,480     392     101,480
    3              3,310           1,920         520     101,920    2,174     774    102,174   2,449   1,049     102,449
    4              4,526           2,592         892     102,592    3,020   1,320    103,020   3,503   1,803     103,503
    5              5,802           3,238       1,442     103,238    3,888   2,092    103,888   4,648   2,852     104,648
    6              7,142           3,856       2,110     103,856    4,774   3,028    104,774   5,892   4,146     105,892
    7              8,549           4,445       2,749     104,445    5,680   3,984    105,680   7,243   5,547     107,243
    8             10,027           5,006       3,360     105,006    6,604   4,958    106,604   8,712   7,066     108,712
    9             11,578           5,539       3,943     105,539    7,550   5,954    107,550  10,311   8,715     110,311
   10             13,207           6,046       4,716     106,046    8,516   7,186    108,516  12,053  10,723     112,053
   15             22,657           8,130       8,130     108,130   13,638  13,638    113,638  23,404  23,404     123,404
   20             34,719           9,301       9,301     109,301   19,079  19,079    119,079  40,826  40,826     140,826
   25             50,113           9,326       9,326     109,326   24,548  24,548    124,548  67,655  67,655     167,655
   30             69,761           7,719       7,719     107,719   29,402  29,402    129,402 109,009 109,009     209,009




You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                                                - 52 -

OTHER CONTRACT BENEFITS AND PROVISIONS

Limits on Rights to Contest the Contract

     Incontestability. After the Contract has been in force during the Insured's lifetime for two years from the Contract Date (or less if required by state law), we may not contest it unless it lapses.

We will not contest any increase in the Specified Amount after the increase has been in force during the Insured's lifetime for two years following the effective date of the increase (or less if required by state law) unless the Contract lapses.

If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insured's lifetime for two years from the date of the reinstatement application (or less if required by state law) unless the Contract lapses.

     Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two years of the Contract Date (or less if required by state law), the amount payable will be equal to the Contract Value less any Indebtedness.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (or less if required by state law), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.

Changes in the Contract or Benefits

     Misstatement of Age or Sex. If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and the Insured is alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:

(1)      the cost of insurance deductions that have been made; and

(2)      the cost of insurance deductions that should have been made.

If after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the Death Benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (unless otherwise required by state law).

     Other Changes. Upon notice to you, we may modify the Contract. We can only do so if such modification is necessary to:

(1) make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject,

(2) assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts,

(3)  reflect a change in the operation of the Variable Account; or

(4)  provide additional Variable Account and/or fixed accumulation options.

We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account. In the event of any such modification, we will issue an appropriate endorsement to the Contract, if required. We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.



Payment of Proceeds

We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.

We determine the amount of the Death Benefit Proceeds as of the date of the Insured's death. But we determine the amount of all other Proceeds as of the date we receive the required documents. We may delay a payment or a transfer request if:

1. the New York Stock Exchange is closed for other than a regular holiday or weekend;

2. trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or

3. the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.

     Personal Growth Account. As described below, we will pay Death Benefit Proceeds through Kansas City Life's Personal Growth Account. We place Proceeds to be paid through the Personal Growth Account in our general account. The Personal Growth Account pays interest and provides check-writing privileges under which we reimburse the bank that pays the check out of the Proceeds held in our general account. A Contract Owner or beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account. We pay interest on Death Benefit Proceeds from the date of death to the date the Personal Growth Account is closed.

The Personal Growth Account is not a bank account and is not insured, nor guaranteed, by the FDIC or any other government agency.

We will pay Death Benefit Proceeds through the Personal Growth Account when:

o    the Proceeds are paid to an individual; and

o    the amount of Proceeds is $5,000 or more.

Any other use of the Personal Growth Account requires our approval.

Reports to Contract Owners

At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

Assignment

You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you.

Reinstatement

If your Contract lapses, you may reinstate it within two years (or longer period if required by state law) after lapse and before the Maturity Date. Reinstatement must meet certain conditions, including the payment of the required premium and proof of insurability. See your Contract for further information.


Supplemental and/or Rider Benefits

The following supplemental and/or rider benefits are available and may be added to your Contract. We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction. All of these riders may not be available in all states.

     Disability Continuance of Insurance (DCOI)
     Issue Ages: 15-55, renewal through age 59
     This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured. DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

     Disability Premium Benefit Rider (DPB)
     Issue Ages:  15-55, renewal through 59
     This rider provides for the payment of the disability premium benefit amount as Premium to the Contract during a period of total disability of the Insured. The DPB benefit amount is a monthly amount that you request. DPB benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

     Accidental Death Benefit (ADB)
     Issue Ages:  5-60
     This rider provides for the payment of an additional amount of insurance in the event of accidental death. The rider terminates when the Insured attains age 70.

     Option to Increase Specified Amount (Assured Insurability - AI)
     Issue Ages:  0-38
     This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured. These increases may occur on regular option dates or alternate option dates. See the rider Contract for the specific dates.

     Spouse's Term Insurance (STI)
     Issue Ages:  15-50 (Spouse's age)
     This rider provides decreasing term insurance on the Insured's spouse. The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased. The amount of insurance per unit of coverage is based on the Insured Spouse's attained age. A table specifying the amount of insurance per unit of coverage is in the rider contract.

     Children's Term Insurance (CTI)
     Issue Ages:  14 Days - 17 Years (Children's ages)
     This rider provides level term insurance on each Insured Child. This term insurance continues until the Contract anniversary on which the Insured Child's attained age is 25. The rider expires on the Contract Anniversary on which the Insured is age 65.

     Other Insured Term Insurance (OI)
     Issue Ages:  0-65 (Other Insured's age)
     This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children. The coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is Age 95 unless an earlier date is requested. The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.


     Extra Protection (EXP)
     Issue Ages:  0-80
     This rider provides level yearly renewable term coverage on the Insured. The coverage expires at the Contract Anniversary on which the Insured is Age 95 unless an earlier date is requested.

     Maturity Extension Rider (MER)
     Issue Ages:  No restrictions
     This rider provides the Contract Owner with the option to delay the Maturity Date of the Contract by 20 years. The tax consequences of extending the Maturity Date of the Contract beyond the 100th birthday of the Insured are uncertain. You should consult a tax adviser as to such consequences.

     Accelerated Death Benefit/Living Benefits Rider (LBR)
     Issue Ages:  No restrictions
     This rider provides you the opportunity to receive an accelerated payment of all or part of the Contract's Death Benefit (adjusted to reflect current value) when the Insured is either terminally ill or receives care in an eligible nursing home. The rider provides for two accelerated payment options:

o Terminal Illness Option: This option is available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for 12 months.

o Nursing Home Option: This option is available after the Insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the Insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the Death Benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for a specified number of years (not less than two) depending upon the age of the Insured.

     Under both options, the Death Benefit and associated values will be reduced at the time the benefit is initially calculated.

     We can furnish you details about the amount of accelerated Death Benefit available to you if you are eligible and the adjusted Premium Payments that would be in effect if less than the entire Death Benefit is accelerated.

     When you request an acceleration of a portion of the Death Benefit under this rider you may direct how we deduct the amount from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the payment amount from your Contract Value in the Subaccounts and Fixed Account on a pro rata basis. (See "Minimum Guaranteed and Current Interest Rates" page 23.)

     You are not eligible for this benefit if you are required by law or a government agency to:

(1)  exercise this option to satisfy the claims of creditors, or

(2) exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.

     You should know that electing to use the Accelerated Death Benefit could have adverse tax consequences. You should consult a tax adviser before electing to receive this benefit.

     There is no charge for this rider.

The Other Insured Term Insurance and Extra Protection riders permit you, by purchasing term insurance, to increase insurance coverage without increasing the Contract's Specified Amount. However, you should be aware that the cost of insurance charges and surrender charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.

The Other Insured rider has one risk class for nonsmokers and one risk class for smokers. The nonsmoker cost of insurance rates for this rider are generally between the Contract's preferred and standard nonsmoker rates. The smoker cost of insurance rates are near the Contract's smoker rates. The cost of insurance rates for the Extra Protection Rider are generally lower than the Contract's rates. In addition, since the term insurance riders don't have surrender charges, a Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum surrender charge than a Contract with the same amount of insurance coverage provided solely by the Specified Amount. In addition, sales representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract's Specified Amount.

Your  determination as to how to purchase a desired level of insurance  coverage
should  be  based  on  your  specific   insurance  needs.   Consult  your  sales
representative for further information.

Additional rules and limits apply to these supplemental and/or rider benefits. Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available. Please ask your Kansas City Life agent for further information or contact the Home Office.

Tax Considerations

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Contract

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of premiums permitted under the Contract. If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of an Owner to allocate Premium Payments and Contract Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Variable Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of a pro rata share of the assets of the Subaccounts.

In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Contract Benefits

     In General. We believe that the Death Benefit under a Contract should be excludible from the gross income of the beneficiary.


Generally, the Owner will not be deemed to be in constructive receipt of the Contract Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."

     Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Contracts as to premiums and benefits, the individual circumstances of each Contract will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Contract years. Certain changes in a Contract after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent adviser to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.

     Distributions   (Other  Than  Death   Benefits)  from  Modified   Endowment
Contracts. Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

          (1) All distributions other than Death Benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gain has been distributed.

          (2) Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Contract becomes a Modified Endowment Contract, distributions that occur during the Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

     Distributions (Other Than Death Benefits) from Contracts that are not Modified Endowment Contracts. Distributions (other than Death Benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and you should consult a tax adviser about such loans.

Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     Investment in the Contract. Your investment in the Contract is generally your aggregate Premiums. When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

     Contract Loans. In general, interest on a Contract loan will not be deductible. If a Contract loan is outstanding when a Contract is cancelled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

     Multiple Contracts. All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.


Continuation of the Contract Beyond Age 100. The tax consequences of continuing the Contract beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured's 100th year.

Business Uses of the Contracts. The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Other Tax Considerations. The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Contract to, or the designation as a Beneficiary of, or the payment of Proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Our Income Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the premium expense charge that we incur that may be attributable to the Subaccounts or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Subaccounts or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to Premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

Sale of the Contracts

We will offer the Contracts to the public on a continuous basis. We don't plan to discontinue offering of the Contracts, but we have the right to do so. Currently, the Contracts will be offered in all states except New Jersey, New York and Vermont. Applications for Contracts are solicited by agents who are licensed by state insurance authorities to sell our variable life contracts. They are generally registered representatives of Sunset Financial Services, Inc. ("Sunset Financial"), one of our wholly-owned subsidiaries. It is also possible that these agents are instead registered representatives of broker-dealers who have entered into written sales agreements with Sunset Financial. Sunset Financial is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

Sunset Financial acts as the Principal Underwriter, as defined in the 1940 Act, of the Contracts for the Variable Account as described in an Underwriting Agreement between Kansas City Life and Sunset Financial. Sunset Financial is not obligated to sell any specific number of Contracts. Sunset Financial's principal business address is P.O. Box 219365, Kansas City, Missouri 64121-9364.

Sunset Financial may pay registered representatives commissions on Contracts they sell based on premiums paid, in amounts up to 50% of premiums paid during the first Contract Year and up to 3% on premiums paid after the first Contract Year. In certain circumstances Sunset Financial may pay additional commissions, other allowances and overrides. Compensation may also be paid in the form of non-cash compensation, subject to applicable regulatory requirements.

When policies are sold through other broker-dealers that have entered into selling agreements with Sunset Financial Services, the commission paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Kansas City Life's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved expenses. The broker-dealers will be compensated as provided in the selling agreements and Sunset Financial Services, Inc. will reimburse Kansas City Life for such amounts and for certain other direct expenses in connection with marketing the Contracts through other broker-dealers.

Telephone Authorizations

You may request the following transactions by telephone if you made the election at the time of application or provided proper authorization to us:

o        transfer of Contract Value;
o        change in Premium allocation;
o        change in dollar cost averaging;
o        change in portfolio rebalancing; or
o        Contract loan.

We may suspend these telephone privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

Kansas City Life Directors and Executive Officers

The following table sets forth the name, address and principal occupations during the past five years of each of Kansas City Life's directors and executive officers.

Name and Principal
Business Address *                   Principal Occupation During Past Five Years

Joseph R. Bixby  Director,  Kansas City Life;  Chairman of the Board since 1972.
     Director of Sunset Life and Old American Insurance Company, subsidiaries of Kansas City Life. Chairman of the Board of Sunset Life and Old American since October, 1999.

R. Philip Bixby Director, Kansas City Life; President and CEO since April, 1998; Vice Chairman of the Board since January, 2000; Elected Senior Vice President, Operations in 1990; Executive Vice President in 1996 and
     President and CEO in April, 1998. Primarily responsible for the operation of the Company. Director of Sunset Life and Old American, subsidiaries of Kansas City Life. President of Sunset Life, subsidiary of Kansas City Life, since June, 1999.

W. E. Bixby, III Director, Kansas City Life; Director and President of Old American Insurance Company, a subsidiary of Kansas City Life. Director of Sunset Life, a subsidiary of Kansas City Life.

Charles R.  Duffy  Jr.  Elected  Vice  President,  Insurance  Administration  in
     November, 1989; Senior Vice President, Operations since 1996; responsible for Computer Information Systems, Customer Services, Claims and Agency Administration. Director of Sunset Life and Old American, subsidiaries of Kansas City Life.

Richard L. Finn Director, Kansas City Life; Senior Vice President, Finance, since 1984; Chief Financial Officer and responsible for investment of Kansas City Life's funds, accounting and taxes. Director, Vice President and Chief Financial Officer of Old American and Director and Treasurer of Sunset Life, subsidiaries of Kansas City Life.

Jack D.  Hayes  Director,  Kansas  City Life;  Elected  Senior  Vice  President,
     Marketing since February, 1994; responsible for Marketing, Marketing Administration, Communications and Public Relations.

C. John Malacarne Director, Kansas City Life; Vice President, General Counsel and Secretary since 1991. Responsible for Legal Department, Office of the Secretary, Stock Transfer Department and Market Compliance. Director and Secretary of Sunset Life and Old American, subsidiaries of Kansas City Life.

Robert C. Miller Senior Vice  President,  Administrative  Services,  since 1991.
     Responsible for Human Resources and Home Office building and maintenance.

Webb R.  Gilmore  Director,  Kansas City Life since 1990;  Partner - Gilmore and
     Bell.

Nancy Bixby Hudson Director, Kansas City Life since 1996; Investor.

Warren J. Hunzicker, M.D. Director, Kansas City Life since 1989.

DarylD.  Jensen  Director,  Kansas  City Life;  Vice  Chairman  of the Board and
     President, Sunset Life Insurance Company of America, a subsidiary of Kansas City Life, since 1975.

Michael J. Ross Director, Kansas City Life since 1972; President and Chairman of the Board, Jefferson Bank and Trust Company, St. Louis, Missouri, since 1971.

Elizabeth T.  Solberg  Director,  Kansas  City Life since 1997;  Executive  Vice
     President and Senior Partner, Fleishman-Hilliard, Inc. since 1984.

LarryWinn Jr.  Director,  Kansas  City Life  since  1985;  Retired as the Kansas
     Third District Representative to the U.S. Congress.

John K. Koetting Vice President and Controller since 1980; chief accounting officer; responsible for all corporate accounting reports. Director of Old American, a subsidiary of Kansas City Life.

Mark A. Milton Vice  President and Actuary  since  January,  2000;  Elected Vice
     President and Associate Actuary in 1989. Responsible for Actuarial and State Compliance. Director of Sunset Life, a subsidiary of Kansas City Life.

       * The principal business address of all the persons listed above is 3520 Broadway, Kansas City, Missouri 64111-2565.

State Regulation

We are regulated by the Department of Insurance of the State of Missouri, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business.

Additional Information

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Experts

Ernst & Young LLP, independent auditors has audited the following financial statements included in this Prospectus:

o consolidated balance sheets for Kansas City Life at December 31, 1999 and 1998;

o related consolidated statements of income, stockholders' equity and cash flows for the years ended December 31, 1999, 1998 and 1997;

o    statement of net assets of the Variable Account at December 31, 1999;

o related statement of operations and changes in net assets for the years ended December 31, 1999 and 1998.

The Independent Auditor's Reports are also included in this Prospectus and are provided in reliance upon the authority of such firm as experts in accounting and auditing.

Mark A. Milton, Vice President and Actuary of Kansas City Life, has examined actuarial matters in this Prospectus.

Litigation

We and our affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or Kansas City Life.

Company Holidays

We are closed on the following holidays: New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additional holidays in 2000 will be October 9, November 24, December 26. We will recognize holidays that fall on a Saturday on the previous Friday. We will recognize holidays that fall on a Sunday on the following Monday. On these holidays, there will be no valuation.

Legal Matters

Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. C. John Malacarne, General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

Financial Statements

Kansas City Life's financial statements included in this Prospectus should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account. The following reports for the Variable Account are also included in the Prospectus:

o    statement of net assets of the Variable Account at December 31, 1999, and

o related statement of operations and changes in net assets for the periods ended December 31, 1999 and 1998.


                                   Appendix A
                        Maximum Surrender Charge Factors
                                   (Per$1,000)

                        Male                   Female                                       Male                    Female
  Issue Age         SM         NS         SM          NS             Issue Age         SM          NS          SM           NS
      0                       24.48                  23.76                40         82.80       62.64        63.36        54.00
      1                       24.48                  23.76                41         87.12       66.24        66.24        56.16
      2                       24.48                  23.76                42         90.72       69.12        69.12        59.04
      3                       24.48                  23.76                43         95.76       72.72        72.00        61.20
      4                       24.48                  23.76                44         100.08      75.60        75.60        64.08

      5                       24.48                  23.76                45         105.12      79.92        79.20        66.96
      6                       25.20                  23.76                46         110.16      83.52        82.08        70.56
      7                       25.20                  23.76                47         115.92      87.84        86.40        73.44
      8                       25.92                  24.48                48         121.68      92.16        90.00        77.04
      9                       25.92                  24.48                49         128.16      97.20        94.32        80.64

      10                      26.64                  24.48                50         134.64      102.24       98.64        84.96
      11                      28.08                  25.20                51         141.12      107.28      102.96        88.56
      12                      28.80                  25.20                52         148.32      113.04      108.00        92.88
      13                      30.24                  25.92                53         156.24      118.80      113.04        97.92
      14                      30.96                  25.92                54         164.88      125.28      118.80       102.96


      15          36.72       32.40      29.52       26.64                55         173.52      132.48      123.84       108.00
      16          37.44       32.40      30.24       26.64                56         182.16      139.68      130.32       113.04
      17          37.44       32.40      30.24       27.36                57         191.52      146.88      136.80       119.52
      18          38.16       33.12      30.96       27.36                58         202.32      155.52      143.28       125.28
      19          38.16       33.12      30.96       28.08                59         213.12      164.16      150.48       132.48

      20          38.88       33.12      31.68       28.08                60         224.64      173.52      158.40       139.68
      21          39.60       33.12      32.40       28.08                61         236.88      183.60      167.04       147.60
      22          40.32       33.12      32.40       28.08                62         249.84      194.40      176.40       155.52
      23          41.04       33.12      33.12       28.80                63         263.52      205.92      185.76       164.88
      24          41.76       33.12      33.12       28.80                64         277.92      218.16      196.56       174.24

      25          42.48       33.12      33.84       28.80                65         293.04      231.12      207.36       184.32
      26          44.64       34.56      35.28       30.24                66         308.88      245.52      218.88       195.84
      27          46.08       36.00      36.72       30.96                67         326.16      260.64      231.84       207.36
      28          48.24       37.44      38.16       32.40                68         344.16      276.48      244.80       220.32
      29          50.40       38.88      39.60       33.84                69         363.60      293.76      259.92       234.72

      30          52.56       40.32      41.04       35.28                70         383.76      312.48      275.76       249.84
      31          54.72       42.48      43.20       36.72                71         405.36      332.64      293.04       266.40
      32          57.60       43.92      44.64       38.16                72         429.12      354.24      312.48       284.40
      33          59.76       46.08      46.80       39.60                73         452.88      376.56      332.64       303.84
      34          62.64       48.24      48.96       41.76                74         478.80      401.04      354.96       325.44

      35          65.52       50.40      51.12       43.20                75         505.44      426.96      378.72       348.48
      36          68.40       52.56      53.28       45.36                76         532.80      454.32      403.20       372.96
      37          72.00       54.72      55.44       47.52                77         561.60      483.12      430.56       399.60
      38          75.60       57.60      58.32       49.68                78         591.84      514.80      459.36       429.12
      39          79.20       60.48      60.48       51.84                79         624.24      547.92      491.04       460.80
                                                                          80         658.80      584.64      525.60       495.36





                                           CONSOLIDATED INCOME STATEMENT
                                           (Thousands, except per share data)

                                            1999         1998        1997
REVENUES
Insurance revenues:
  Premiums:
    Life insurance                         $104 086     108 510     106 051
    Accident and health                      42 636      42 441      44 931
  Contract charges                          108 873     108 608      93 713
Investment revenues:
  Investment income, net                    202 003     197 302     193 064
  Realized investment gains, net              2 860      11 426      14 505
Other                                        13 956      14 671       9 998
     TOTAL REVENUES                         474 414     482 958     462 262


BENEFITS AND EXPENSES
Policy benefits:
  Death benefits                            110 672     107 355     100 037
  Surrenders of life insurance               14 592      19 368      14 999
  Other benefits                             70 702      72 190      71 338
  Increase in benefit and contract reserves  85 206      84 427      86 804
Amortization of deferred acquisition costs   31 261      36 201      35 712
Insurance operating expenses                 97 918      95 468      90 749

         TOTAL BENEFITS AND EXPENSES        410 351     415 009     399 639


Income before Federal income taxes           64 063      67 949      62 623

Federal income taxes:
  Current                                    21 172      20 471      15 073
  Deferred                                   (2 154)     (1 034)      2 689

                                             19 018      19 437      17 762


NET INCOME                                 $ 45 045      48 512      44 861


Basic and diluted earnings per share          $3.66        3.92        3.63

See accompanying Notes to Consolidated Financial Statements.



                                            CONSOLIDATED BALANCE SHEET


                                                          1999            1998
ASSETS
Investments:
 Fixed maturities:
  Available for sale, at fair value (amortized
    cost $2,079,458,000; $2,012,975,000 - 1998)        $1 999 215    2 094 362
  Held to maturity, at amortized cost
  (fair value $107,570,000; $123,515,000 - 1998)          107 606      115 504
     Equity securities available for sale, at fair value
     (cost $122,371,000; $98,509,000 - 1998)              115 968      100 749
  Mortgage loans on real estate, net                      340 704      315 705
  Real estate, net                                         42 011       43 840
  Real estate joint ventures                               37 336       39 388
  Policy loans                                            118 521      122 860
  Short-term                                               19 380       59 160
      TOTAL INVESTMENTS                                 2 780 741    2 891 568
Cash                                                       22 355       16 763
Accrued investment income                                  43 907       42 515
Receivables, net                                           15 823       12 997
Property and equipment, net                                22 010       22 436
Deferred acquisition costs                                236 370      218 957
Value of purchased insurance in force                      95 636      104 331
Reinsurance assets                                        123 724      117 772
Deferred income tax asset                                  14 716            -
Other                                                       6 103        7 067
Separate account assets                                   259 899      143 008
                                                       $3 621 284    3 577 414

 LIABILITIES AND STOCKHOLDERS' EQUITY
Future policy benefits:
  Life insurance                                        $ 782 341      774 701
  Accident and health                                      47 215       47 641
Accumulated contract values                             1 688 706    1 731 262
Policy and contract claims                                 34 721       34 347
Other policyholders' funds:
  Dividend and coupon accumulations                        61 740       62 726
  Other                                                    90 885       75 033
Notes payable                                              69 500            -
Income taxes:
  Current                                                   7 870        4 582
  Deferred                                                      -       43 739
Other                                                      84 602       82 442
Separate account liabilities                              259 899      143 008
     TOTAL LIABILITIES                                  3 127 479    2 999 481
Stockholders' equity:
  Common stock, par value $1.25 per share
    Authorized 36,000,000 shares,
        issued 18,496,680 shares                           23 121       23 121
  Paid in capital                                          18 498       17 633
  Retained earnings                                       614 278      581 074
  Accumulated other comprehensive income (loss)           (59 095)      45 466
  Less treasury stock, at cost
     (6,411,738 shares; 6,087,894 shares - 1998)         (102 997)     (89 361)
    TOTAL STOCKHOLDERS  EQUITY                            493 805      577 933
                                                       $3 621 284    3 577 414


See accompanying Notes to Consolidated Financial Statements.



CONSOLIDATED STATEMENT OF STOCKHOLDERS'EQUITY


                                                    1999       1998       1997


COMMON STOCK, beginning and end of year            $ 23 121    23 121    23 121

PAID IN CAPITAL:
  Beginning of year                                  17 633    16 256    14 761
  Excess of proceeds over cost of treasury stock sold   865     1 377     1 495

  End of year                                        18 498    17 633    16 256

RETAINED EARNINGS:
  Beginning of year                                 581 074   543 715   509 748
  Net income                                         45 045    48 512    44 861
  Other comprehensive income:
    Unrealized gains (losses) on securities        (104 921)   15 094    33 485
    Decrease (increase) in unfunded pension liability   360    (6 076)        -
  Comprehensive income (loss)                       (59 516)   57 530    78 346
  Transfer other comprehensive (income) loss to
    accumulated other comprehensive income          104 561    (9 018)  (33 485)
  Stockholder dividends of $.96 per share
     ($.90 - 1998 and $.88 - 1997)                  (11 841)  (11 153)  (10 894)

  End of year                                       614 278   581 074   543 715


ACCUMULATED OTHER COMPREHENSIVE INCOME:
  Beginning of year                                  45 466    36 448     2 963
  Other comprehensive income (loss)                (104 561)    9 018    33 485
  End of year                                       (59 095)   45 466    36 448


TREASURY STOCK, at cost:
  Beginning of year                                 (89 361)  (88 946)  (87 729)
  Cost of 349,087 shares acquired (24,640
    shares - 1998 and 40,180 shares - 1997)         (14 094)   (1 063)   (1 440)
  Cost of 32,243 shares sold (47,296
    shares - 1998 and 47,372 shares - 1997)             458       648       223

  End of year                                      (102 997)  (89 361)  (88 946)

     TOTAL STOCKHOLDERS' EQUITY                    $493 805   577 933   530 594


See accompanying Notes to Consolidated Financial Statements.


          CONSOLIDATED STATEMENT OF CASH FLOWS


                                                     1999       1998       1997

OPERATING ACTIVITIES
Net income                                       $  45 045    48 512     44 861
Adjustments to reconcile net income to
  net cash from operating activities:
    Amortization of investment premium
      (discount), net                                2 061     2 398    (1 290)
    Depreciation                                     5 265     5 153      5 379
    Policy acquisition costs capitalized           (39 553)  (46 011)   (42 170)
    Amortization of deferred acquisition costs      31 261    36 201     35 712
    Realized investment gains                       (2 860)  (11 426)   (14 505)
    Changes in assets and liabilities:
     Future policy benefits                         12 375    25 855     16 227
     Accumulated contract values                   (10 182)  (12 264)    (9 933)
     Other policy liabilities                       14 867     6 842      7 137
     Income taxes payable and deferred             (14 748)  (11 399)     4 768
    Other, net                                      18 449      (718)    (3 685)

    NET CASH PROVIDED                               61 980    43 143     42 501

INVESTING ACTIVITIES
Purchases of investments:
  Fixed maturities available for sale             (654 943)  (644 087) (855 980)
  Fixed maturities held to maturity                 (3 354)         -         -
  Equity securities available for sale             (43 130)   (28 047)  (69 434)
Sales of fixed maturities available for sale       406 785    372 930   503 351
Maturities and principal paydowns
  of security investments:
    Fixed maturities available for sale            173 990    216 247   163 867
    Fixed maturities held to maturity               10 913     30 453   106 188
    Equity securities available for sale            22 644     28 043    31 473
Purchases of other investments                     (36 300)   (78 298) (152 045)
Sales, maturities and principal
  paydowns of other investments                     59 655     60 500    67 295
Acquisitions and dispositions of insurance
  blocks - net cash received (paid)                 (5 162)   (13 250)  213 092

    NET CASH PROVIDED (USED)                       (68 902)   (55 509)    7 807

FINANCING ACTIVITIES
Proceeds from borrowings                            95 850      1 100   245 050
Repayment of borrowings                            (26 350)    (1 100) (245 050)
Policyowner contract deposits                      148 993    175 421   169 699
Withdrawals of policyowner contract deposits      (181 367)  (187 028) (163 041)
Cash dividends to stockholders                     (11 841)   (11 153)  (10 894)
Disposition (acquisition) of treasury stock, net   (12 771)       962       278

    NET CASH PROVIDED (USED)                        12 514    (21 798)   (3 958)

Increase (decrease) in cash                          5 592    (34 164)   46 350
Cash at beginning of year                           16 763     50 927     4 577

    CASH AT END OF YEAR                         $   22 355     16 763    50 927


See accompanying Notes to Consolidated Financial Statements.


NOTES TO  CONSOLIDATED  FINANCIAL  STATEMENTS

(Amounts in tables are generally stated in thousands, except per share data)

SIGNIFICANT ACCOUNTING POLICIES

Organization

Kansas City Life Insurance Company is a Missouri domicled stock life insurance company which, with its affiliates, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products distributed through numerous general agencies. In recent years, the Company's new business activities have been concentrated in interest sensitive and variable products.

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States (GAAP) and include the accounts of Kansas City Life Insurance Company and its subsidiaries, principally Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American). Significant intercompany transactions have been eliminated in consolidation. Certain reclassifications have been made to prior year results to conform with the current year's presentation. GAAP requires management to make certain estimates and assumptions which affect amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Recognition of Revenues

Traditional life insurance products include whole life insurance, term life insurance and certain annuities. Premiums for these products are recognized as revenues when due. Accident and health insurance premiums are recognized as revenues over the terms of the policies. Revenues for universal life and flexible annuity products are amounts assessed against contract values for cost of insurance, policy administration and surrenders, as well as amortization of deferred front-end contract charges.

Future Policy Benefits

For traditional life insurance products, reserves have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals. These estimates include provisions for experience less favorable than actually expected. Investment yield assumptions for new issues are graded down and range from 7.00 to 5.00 percent. Mortality assumptions are based on standard mortality tables. The 1965-70 Select and Ultimate Basic Table is used for business issued since 1977.

Reserves and claim liabilities for accident and health insurance include estimated unpaid claims and claims incurred but not reported. For traditional life and accident and health insurance, benefits and claims are charged to expense in the period incurred.

Liabilities for universal life and flexible annuity products represent accumulated contract values, without reduction for potential surrender charges, and deferred front-end contract charges which are amortized over the term of the policies. Benefits and claims are charged to expense in the period incurred net of related accumulated contract values. Interest on accumulated contract values is credited to contracts as earned. Crediting rates for universal life insurance and flexible annuity products ranged from 3.85 percent to 6.50 percent (3.85 percent to 7.25 percent during 1998 and 4.75 percent to 6.50 percent during
1997).

Withdrawal assumptions for all products are based on corporate experience.

Policy  Acquisition  Costs

The costs of acquiring new business, principally commissions, certain policy issue and underwriting expenses and certain variable agency expenses, are deferred. For traditional life products, deferred acquisition costs are amortized in proportion to premium revenues over the premium-paying period of related policies, using assumptions consistent with those used in computing benefit reserves. Acquisition costs for interest sensitive and variable products are amortized over a period not exceeding 30 years in proportion to estimated gross profits arising from interest spreads and charges for mortality, expenses and surrenders that are expected to be realized over the term of the contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a block of business are revised.

Value of Purchased  Insurance in Force

The value of purchased insurance in force arising from the acquisition of a life insurance subsidiary and, in 1997, the acquisition of a block of life insurance business, is being amortized in proportion to projected future premium revenues or gross profits. Such amortization is included in insurance operating expenses. If these projections should change, the amortization is adjusted prospectively. This asset was increased $76,533,000 in 1997 for the acquisition of a life insurance block of business and $9,313,000 ($9,609,000 - 1998 and $8,856,000 -
1997) for accrual of interest and reduced $18,008,000 ($17,194,000 - 1998 and $14,962,000 - 1997) for amortization. The increase for accrual of interest for the life insurance subsidiary was calculated using a 13.0 percent interest rate for the life block and a 7.0 percent rate for the accident and health block and, on the acquired block, a 7.0 percent interest rate on the traditional life portion and a 5.4 percent rate on the interest sensitive portion. Total accumulated accrual of interest and amortization equal $54,419,000 and $81,615,000, respectively. Based upon current conditions and assumptions as to future events, the Company expects that the amortization will be between 6 and 8 percent of the asset's current carrying amount in each of the next five years.

Separate Accounts

These accounts arise from the sale of variable life insurance and annuity products. Their assets are legally segregated and are not subject to the claims which may arise from any other business of the Company. These assets are reported at fair value since the underlying investment risks are assumed by the policyholders. Therefore the related liabilities are recorded at amounts equal to the underlying assets. Investment income and gains or losses arising from separate accounts accrue directly to the policyholders and are, therefore, not included in investment earnings in the accompanying consolidated income statement. Revenues to the Company from separate accounts consist principally of contract maintenance charges, administrative fees and mortality and risk charges.

Participating  Policies

Participating business at year end approximates 12 percent of the consolidated life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued. Additional provisions have been made for policyholder dividends in excess of the original scale which have been declared by the Board of Directors.

Investments

Securities held to maturity and short-term investments are stated at cost adjusted for amortization of premium and accrual of discount. Securities available for sale are stated at fair value. Unrealized gains and losses on securities available for sale are reduced by deferred income taxes and related adjustments in deferred acquisition costs, and are included in accumulated other comprehensive income.

Mortgage loans are stated at cost adjusted for amortization of premium and accrual of discount less an allowance for possible losses. Foreclosed real estate is stated at fair value at the date of foreclosure (cost) or net realizable value, whichever is lower. Other real estate investments are carried at depreciated cost. Real estate joint ventures are valued at cost adjusted for the Company's equity in earnings since acquisition. Policy loans are carried at cost less payments received. Realized gains and losses on disposals of investments, determined by the specific identification method, are included in investment revenues.

Federal Income Taxes

Income taxes have been provided using the liability method. Under that method, deferred tax assets and liabilities are determined based on the differences between their financial reporting and their tax bases and are measured using the enacted tax rates.

Income Per Share

Due to the Company's capital structure and lack of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years or periods reported. The weighted average number of shares outstanding during the year was 12,316,220 shares (12,394,104 shares - 1998 and 12,381,586 shares - 1997).

Statutory Information and
    Stockholder Dividends Restriction

The Company's earnings, unassigned surplus (retained earnings) and stockholders' equity, on the statutory basis used to report to regulatory authorities, follow.

                                          1999      1998        1997
Net gain (loss) from operations
    for the year                       $ 41 902    35 185     (21 214)
Net income (loss) for the year           42 012    36 152     (18 681)
Unassigned surplus
    at December 31                      281 254   257 853     246 717
Stockholders' equity
    at December 31                      219 875   209 246     197 147

The statutory loss reported in 1997 arose from the acquisition of a block of business as discussed in a following Note. In accordance with statutory accounting guidelines for coinsurance transactions, the acquisition reduced statutory earnings and stockholders' equity at the date of acquisition $51.4 million, the purchase price paid less related tax benefits.

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay a dividend exceeding the greater of statutory net gain from operations for the preceding year or 10 percent of statutory stockholders' equity at the end of the preceding year. The maximum payable in 2000 without prior approval is $41,902,000.

The  Company   believes  these   statutory   limitations   impose  no  practical
restrictions on its dividend payment plans.

The  Company  is  required  to  deposit a defined  amount of assets  with  state
regulatory  authorities.   Such  assets  had  an  aggregate  carrying  value  of
$21,000,000 ($18,000,000 - 1998 and $36,000,000 - 1997).

Comprehensive Income

Comprehensive income is comprised of net income and other comprehensive income which includes unrealized gains or losses on securities available for sale and unfunded pension liabilities as shown below.

                                    Unrealized        Unfunded
                                    Gain (Loss)        Pension
                                  on Securities       Liability         Total

1999:
Unrealized holding losses
  arising during the year          $(172 801)                         (172 801)
Less:  Realized losses included
            in net income             (2 527)                           (2 527)
Net unrealized losses               (170 274)                         (170 274)
Decrease in unfunded
  pension liability                        -             554               554
Effect on deferred
  acquisition costs                    8 858                             8 858
Deferred income taxes                 56 495            (194)           56 301
Other comprehensive income         $(104 921)            360          (104 561)

1998:
Unrealized holding gains
  arising during the year            $33 261                            33 261
Less:  Realized gains included
            in net income              9 360                             9 360
Net unrealized gains                  23 901                            23 901
Increase in unfunded
  pension liability                        -          (9 348)           (9 348)
Effect on deferred
  acquisition costs                     (680)                             (680)
Deferred income taxes                 (8 127)          3 272            (4 855)
Other comprehensive income           $15 094          (6 076)            9 018

1997:
Unrealized holding gains
  arising during the year            $63 486                            63 486
Less:  Realized gains included
            in net income              8 318                             8 318
Net unrealized gains                  55 168                            55 168
Effect on deferred
  acquisition costs                   (3 652)                           (3 652)
Deferred income taxes                (18 031)                          (18 031)
Other comprehensive income           $33 485                            33 485


The accumulated balances related to each component of accumulated other comprehensive income follow.

                                                      Change in
                                        Unrealized     Unfunded
                                        Gain (Loss)    Pension
                                      on Securities   Liability      Total

End of 1997                             $  36 448            -       36 448
Other comprehensive income
  (loss) for 1998                          15 094       (6 076)       9 018
End of 1998                                51 542       (6 076)      45 466
Other comprehensive income
  (loss) for 1999                       (104 921)          360     (104 561)
End of 1999                            $ (53 379)       (5 716)     (59 095)



REINSURANCE

                                  1999      1998      1997

Life insurance in force (in millions):
    Direct                     $ 23 616    23 261    22 800
    Ceded                        (5 483)   (4 488)   (3 375)
    Assumed                       3 131     3 380     3 796

        Net                    $ 21 264    22 153    23 221


Premiums:
Life insurance:
    Direct                     $127 805   128 584   128 491
    Ceded                       (29 255)  (26 748)  (26 262)
    Assumed                       5 536     6 674     3 822
        Net                    $104 086   108 510   106 051

 Accident and health:
    Direct                     $ 56 723    54 022    55 022
    Ceded                       (14 087)  (11 581)  (10 091)
    Assumed                           -         -         -

        Net                    $ 42 636    42 441    44 931


Contract charges arise generally from directly issued business. However contract charges also arise from a block of business assumed during 1997 as described below. Ceded benefit recoveries were $49,687,000 ($57,048,000 - 1998 and $39,483,000 - 1997).

Old American has two coinsurance agreements. One agreement reinsures certain whole life policies issued by Old American prior to December 1, 1986. These policies had a face value of $114,062,000 as of this year end. The reserve for future policy benefits ceded under this agreement was $46,741,000 ($49,041,000 -
1998). The second agreement ceded $10.4 million of home health care reserves in October 1998.

In 1997, Kansas City Life acquired a block of traditional life and universal life-type products. As of this year end, the block had $3.1 billion of life insurance in force ($3.4 billion - 1998). The block generated life insurance premiums of $5,788,000 ($6,656,000 - 1998). Additionally, in November 1999, the Company ceded its group long-term disability reserves, totaling $5.2 million.

The maximum retention on any one life is $350,000 for ordinary life plans and $100,000 for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.


PROPERTY AND EQUIPMENT

                                         1999        1998

Land                                 $    766        1 029
Home office complex                    21 404       22 995
Furniture and equipment                32 258       30 238

                                       54 428       54 262
Less accumulated depreciation         (32 418)     (31 826)

                                      $22 010       22 436

Property  and   equipment  are  stated  at  cost  and   depreciated   using  the
straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment over 3 to 10 years, their estimated useful lives.

NOTES PAYABLE

                                          1999         1998
Federal Home Loan Bank loan with
  various maturities and a weighted
  average variable interest rate,
  currently 5.62 percent, secured
  by specified securities                $55 000         -

Commerce Bank unsecured revolving
  credit loan agreement providing a
  $20,000,000 line of credit with a
  variable interest rate, currently
  4.755 percent                            2 500         -

UMB Bank unsecured revolving credit
  loan agreements providing a
  $40,000,000 line of credit with a
  variable interest rate, currently
  4.95 percent                            12 000         -

                                         $69 500         -


As a member of the Federal Home Loan Bank with a capital investment of $23,400,000, the Company has the ability to borrow up to $55,000,000 from the bank. The Company earns 6.35 percent on the capital investment in the bank. All borrowing is used to enhance investment strategies. Interest paid on all borrowings equaled $1,135,000 ($717,000 - 1998 and $515,000 - 1997).



FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for securities are based on quoted market prices, where available. For those securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Fair values for mortgage loans are based upon discounted cash flow analyses using an interest rate assumption 2 percent above the comparable U.S. Treasury rate.

Fair values for the Company's liabilities under investment-type insurance contracts, included with accumulated contract values for flexible annuities and with other policyholder funds for supplementary contracts without life contingencies, are estimated to be their cash surrender values.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the financial instruments follow.

                                    1999                           1998
                            Carrying         Fair      Carrying         Fair
                             Amount         Value       Amount         Value
Investments:
  Securities available
    for sale              $2 115 183     2 115 183    2 195 111      2 195 111
  Securities held
    to maturity              107 606       107 570      115 504        123 515
  Mortgage loans             340 704       328 973      315 705        332 419

Liabilities:
  Individual and
    group annuities         $743 438       724 908      793 068        767 537
  Supplementary
    contracts without
    life contingencies        21 216        21 216       21 899         21 899

The  following   Investments  Note  provides   further  details   regarding  the
investments above.


INVESTMENTS

Investment Revenues
Major categories of investment revenues are summarized as follows.

                                    1999            1998             1997
Investment income:
    Fixed maturities             $157 766         154 213          154 393
    Equity securities               9 378           6 583            7 288
    Mortgage loans                 27 608          26 024           23 984
    Real estate                     9 907           9 587           10 350
    Policy loans                    7 959           8 098            7 296
    Short-term                      3 639           4 832            3 612
    Other                           3 709           3 948            3 132
                                  219 966         213 285          210 055
Less investment expenses          (17 963)        (15 983)         (16 991)

                                 $202 003         197 302          193 064


Realized gains (losses):
    Fixed maturities             $ (2 714)          8 052            4 778
    Equity securities                 126           1 360            3 702
    Mortgage loans                  1 500               -                -
    Real estate                     3 684           2 014            6 025
    Other                             264               -                -

                                 $  2 860          11 426           14 505

Unrealized Gains and Losses
Unrealized gains (losses) on the Company's securities
 follow.
                               1999       1998        1997

Available for sale:
  End of year              $ (86 647)    83 627      59 726
  Effect on deferred
    acquisition costs          4 526     (4 332)     (3 652)
  Deferred income taxes       28 742    (27 753)    (19 626)

                           $ (53 379)    51 542      36 448

  Increase (decrease) in
    net unrealized gains
    during the year:
      Fixed maturities     $ (99 595)    18 701      33 209
      Equity securities       (5 326)    (3 607)        276

                           $(104 921)    15 094      33 485

Held to maturity:
  End of year              $     (36)     8 011       5 834

  Increase (decrease) in
    net unrealized gains
    during the year        $  (8 047)      2 177     (1 775)


Securities

The amortized cost and fair value of investments in securities at this year end follow.

                                                 Gross
                               Amortized       Unrealized         Fair
                                  Cost      Gains     Losses      Value
Available for sale:
Bonds:
  U.S.government              $   47 264      170        607      46 827
  Public utility                 270 618    1 938     11 098     261 458
  Corporate                    1 405 241    7 119     78 468   1 333 892
  Mortgage-backed                299 933    5 522      3 480     301 975
  Other                           55 537      217      1 556      54 198
Redeemable
   preferred stocks                  865       12         12         865

Fixed maturities               2 079 458   14 978     95 221   1 999 215
Equity securities                122 371    1 916      8 319     115 968

                              $2 201 829   16 894    103 540   2 115 183


Bonds held to maturity:
Public utility                $   18 101      743         45      18 799
Corporate                         83 429    1 282      2 127      82 584
Other                              6 076      117          6       6 187

                                 107 606    2 142      2 178     107 570

                              $2 309 435   19 036    105 718   2 222 753


The amortized cost and fair value of investments in securities at last year end follow.


                                      Gross
                     Amortized     Unrealized         Fair
                        Cost     Gains    Losses      Value
Available for sale:
Bonds:
  U.S. government   $   45 079    1 747      381     46 445
  Public utility       294 016   15 850    1 946    307 920
  Corporate          1 321 368   66 176   13 151  1 374 393
  Mortgage-backed      278 657   10 942      618    288 981
  Other                 70 224    3 216      441     72 999
Redeemable
  preferred stocks       3 631      121      128      3 624

Fixed maturities     2 012 975   98 052   16 665  2 094 362
Equity securities       98 509    6 184    3 944    100 749

                     2 111 484  104 236   20 609  2 195 111

Bonds held to maturity:
Public utility      $   25 325    1 934        7     27 252
Corporate               87 302    6 267      511     93 058
Other                    2 877      328        -      3 205

                       115 504    8 529      518    123 515

                    $2 226 988  112 765   21 127  2 318 626


The Company does not hold any non-income producing fixed maturity securities.

The distribution of the fixed maturity securities' contractual maturities at this year end follows. However, expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

                                     Amortized       Fair
                                       Cost          Value
Available for sale:
Due in one year or less              $   54 611      53 865
Due after one year through five years   439 949     426 273
Due after five years through ten years  516 096     497 165
Due after ten years                     768 869     719 937
Mortgage-backed bonds                   299 933     301 975

                                     $2 079 458   1 999 215


Held to maturity:
Due in one year or less              $   13 053      13 143
Due after one year through five years    41 025      42 071
Due after five years through ten years   44 057      42 584
Due after ten years                       9 471       9 772

                                     $  107 606     107 570

Sales of investments in securities available for sale, excluding normal maturities and calls, follow.

                                 1999      1998      1997

Proceeds                       $428 425   422 241   509 502
Gross realized gains              9 455    12 512    11 597
Gross realized losses            10 371     5 234     2 349

The Company does not hold securities of any corporation and its affiliates which exceeded 10 percent of stockholders' equity.

No derivative financial instruments are employed.


Mortgage Loans

The Company  holds  non-income  producing  mortgage  loans  equaling  $1,528,000
($1,004,000 - 1998). Mortgage loans are carried net of a valuation reserve of $7,000,000 ($8,500,000 - 1998).

The mortgage portfolio is diversified geographically and by property type as follows.

                              1999                 1998
                       Carrying    Fair    Carrying     Fair
                        Amount    Value      Amount    Value
Geographic region:
  East north central   $ 29 470   28 250     31 068    32 373
  Mountain               69 522   67 325     67 530    71 397
  Pacific               123 581  119 375    106 982   112 461
  West south central     30 708   30 071     33 044    34 813
  West north central     71 030   68 703     69 594    73 157
  Other                  23 393   22 249     15 987    16 718
  Valuation reserve      (7 000)  (7 000)    (8 500)   (8 500)

                       $340 704  328 973    315 705   332 419



                            1999                 1998
                     Carrying   Fair      Carrying    Fair
                      Amount    Value      Amount     Value
Property type:
 Industrial         $229 103   221 036     209 752   220 474
 Retail               19 510    19 515      22 847    24 301
 Office               81 540    78 310      74 633    78 291
 Other                17 551    17 112      16 973    17 853
 Valuation reserve    (7 000)   (7 000)     (8 500)   (8 500)

                    $340 704   328 973     315 705   332 419

The Company has commitments which expire in 2000 to originate mortgage loans of $3,440,000.

No  mortgage  loans  were   foreclosed  upon  and  transferred  to  real  estate
investments during the year ($1,181,000 - 1998 and $3,189,000 - 1997).

No mortgage loans were acquired in the sale of real estate assets during the year ($2,025,000 - 1998 and $4,299,000 - 1997).

Real Estate

Detail concerning the Company's real estate investments follows.

                                          1999       1998
Penntower office building, at cost:
    Land                               $  1 106      1 106
    Building                             18 582     18 244
    Less accumulated depreciation       (10 881)   (10 340)
Foreclosed real estate, at lower of
    cost or net realizable value          4 655     10 946
Other investment properties, at cost:
    Land                                  6 110      4 493
    Buildings                            36 710     32 848
    Less accumulated depreciation       (14 271)   (13 457)

                                       $ 42 011     43 840

Investment real estate, other than foreclosed properties, is depreciated on a straight-line basis. Penntower office building is depreciated over 60 years and all other properties from 10 to 35 years. Foreclosed real estate is carried net of a valuation allowance of $1,519,000 ($2,877,000 - 1998) to reflect net realizable value.

The  Company  held  non-income   producing  real  estate   equaling   $3,483,000
($6,099,000 - 1998).


PENSIONS AND OTHER
POSTRETIREMENT BENEFITS

The Company has pension and other postretirement benefit plans covering substantially all its employees. The defined benefits pension plan covers employees who were age 55 or over with at least 15 years of vested service at December 31, 1997. This plan's benefits are based on years of service and the employee's compensation during the last five years of employment. Employees have a cash balance account consisting of credits to the account based upon an employee's years of service and compensation and interest credits. As disclosed in the tables at right, the amendment to change the plan to a cash balance plan in 1998 decreased the projected benefit obligation $10,038,000. The closure of Sunset Life's office in 1999 and significant retirements at Kansas City Life resulted in the recognition of settlement and curtailment costs of $3,562,000. The postretirement medical plans for the employees, full-time agents, and their dependents are contributory with contributions adjusted annually. The Company pays these medical costs as due and the plan incorporates cost-sharing features. The postretirement life insurance plan is noncontributory with level annual payments over the participants' expected service periods. The plan covers only those employees with at least one year of service as of December 31, 1997. The benefits in this plan are frozen using the employees' years of service and compensation as of December 31, 1997. The tables at the right outline the plans' funded status and their impact on the Company's financial statements.

Non-contributory defined contribution retirement plans for general agents and eligible sales agents provide supplemental payments based upon earned agency first-year individual life and annuity commissions. Contributions to these plans were $143,000 ($134,000 - 1998 and $133,000 - 1997). A non-contributory deferred compensation plan for eligible agents based upon earned first-year commissions is also offered. Contributions to this plan were $609,000 ($724,000 - 1998 and $265,000 - 1997).

Savings plans for eligible employees and agents match employee contributions up to 6 percent of salary and agent contributions up to 2.5 percent of prior year paid commissions. Contributions to the plan were $1,468,000 ($1,485,000 - 1998 and $2,102,000 - 1997). Effective in 1998, the Company may contribute an additional profit sharing amount up to 4 percent of salary depending upon corporate profits. No profit sharing contribution was made in 1998 or 1999.

A non-contributory trusteed employee stock ownership plan covers substantially all salaried employees. The Company has made no contributions to this plan since 1992.

                                     Pension Benefits          Other Benefits
                                     1999        1998        1999         1998

Accumulated benefit obligation     $ 88 405     107 488          -            -

Change in plan assets:
Fair value of plan assets
  at beginning of year             $102 869      95 899      1 614        1 634
Return on plan assets                   934      10 988         82           86
Company contributions                 2 400       3 000          -            -
Benefits paid                       (20 963)     (7 018)      (293)        (106)

  Fair value of plan assets
    at end of year                 $ 85 240     102 869      1 403        1 614

Change in projected benefit obligation:
Benefit obligation
    at beginning of year           $110 547     119 651     18 808       15 485
Service cost                          2 760       2 746        626          615
Interest cost                         7 673       7 650      1 200        1 193
Plan amendments                           -     (10 038)         -            -
Curtailment                             469           -     (1 043)           -
Settlement                            5 375           -          -            -
Net (gain) loss from past experience (3 921)        637     (2 008)       1 991
Benefits paid                       (24 552)    (10 099)      (641)        (476)

  Benefit obligation
     at end of year                $ 98 351     110 547     16 942       18 808

Plan underfunding                  $(13 111)     (7 678)   (15 539)     (17 194)
Unrecognized net loss                26 404      22 488        557        3 653
Unrecognized prior service cost      (7 147)     (9 257)         -            -
Unrecognized net transition asset      (517)       (824)         -            -

  Prepaid (accrued) benefit cost   $  5 629       4 729    (14 982)     (13 541)

Amounts recognized in the
  consolidated balance sheet:
Accrued benefit liability          $ (3 165)     (4 619)   (14 982)     (13 541)
Accumulated other
   comprehensive income               8 794       9 348          -            -

  Net amount recognized             $ 5 629       4 729    (14 982)     (13 541)

Weighted average assumptions:
Discount rate                          7.75 %      7.00       7.75         7.00
Expected return on plan assets         8.75        9.00       5.50         5.50
Rate of compensation increase          4.50        4.50          -            -


The assumed growth rate of health care costs has a significant effect on the amounts reported as the table below demonstrates.

                                               One Percentage Point
                                             Change in the Growth Rate
                                             Increase        Decrease

Service and interest cost components          $  367           (301)
Postretirement benefit obligation              2 845         (2 429)


The components of the net periodic benefits cost follow.

                                   Pension Benefits            Other Benefits
                                   1999    1998     1997   1999    1998   1997

Service cost                    $ 2 760    2 746    3 150    626     615    560
Interest cost                     7 673    7 650    7 823  1 200   1 194  1 014
Expected return on plan assets   (9 067)  (8 539)  (7 776)   (88)    (90)   (85)
Amortization of:
 Unrecognized net (gain) loss     1 014    1 152      582     52      76     (5)
 Unrecognized prior service cost   (647)    (769)       2      -       -      -
 Unrecognized net transition asset (206)    (206)    (206)     -       -      -

Net periodic benefits cost      $ 1 527    2 034    3 575  1 790   1 795  1 484


For measurement purposes, a 10 percent annual increase in the per capita cost of covered health care benefits was assumed to decrease gradually to 6 percent in 2004.

SEGMENT INFORMATION

                                      Kansas City Life  Sunset   Old
                                     Individual  Group  Life  American    Total
1999:
Revenues from external customers    $  113 399 53 311  26 750  76 091    269 551
Investment revenues                    152 338  1 083  33 617  14 965    202 003
Segment income (loss)                   30 622   (898)  8 049   5 413     43 186
Other significant noncash items:
  Increase in policy reserves           60 072    681  16 411   8 042     85 206
  Amortization of deferred
    acquisition costs                   12 443      -   7 765  11 053     31 261
  Amortization of the value of
    purchased insurance in force         5 128      -       -   3 567      8 695
Interest expense                         1 148      -       -       -      1 148
Income tax expense                      12 931   (385)  3 898   2 574     19 018

Segment assets                       2 679 521 16 107 528 708 396 948  3 621 284
Expenditures for other
     long-lived assets                   3 742    214       3     298      4 257


1998:
Revenues from external customers    $  112 898 52 537  28 794  80 001    274 230
Investment revenues                    150 328  1 146  31 878  13 950    197 302
Segment income (loss)                   27 918   (985)  8 954   5 198     41 085
Other significant noncash items:
  Increase in policy reserves           57 581    535  16 269  10 042     84 427
  Amortization of deferred
    acquisition costs                   16 861      -   8 323  11 017     36 201
  Amortization of the value of
    purchased insurance in force         4 660      -       -   2 925      7 585
Interest expense                           717      -       -       -        717
Income tax expense                      12 997   (422)  4 314   2 548     19 437

Segment assets                       2 627 568 16 215 538 254 395 377  3 577 414
Expenditures for other
     long-lived assets                   2 658    259      97      69      3 083


1997:
Revenues from external customers    $   90 759 53 698  28 269  81 967    254 693
Investment revenues                    146 610  1 216  32 171  13 067    193 064
Segment income (loss)                   24 704   (493)  8 259   2 963     35 433
Other significant noncash items:
  Increase in policy reserves           55 924    202  16 768  13 910     86 804
  Amortization of deferred
    acquisition costs                   15 138      -   8 026  12 548     35 712
  Amortization of the value of
    purchased insurance in force         2 211      -       -   2 683      4 894
Interest expense                           515      -       -       -        515
Income tax expense                      12 735   (212)  3 904   1 335     17 762

Segment assets                       2 533 546 16 828 517 423 371 655  3 439 452
Expenditures for other
     long-lived assets                   2 326    473      60      13      2 872


Enterprise-Wide Disclosures
                                                    1999        1998      1997
Revenues from external customers by line of business:
  Variable life insurance and annuities           $ 11 153      6 928      2 062
  Interest sensitive products                       97 720    101 680     91 651
  Traditional individual insurance products         97 616    103 171    101 332
  Group life and disability products                49 106     47 780     49 650
  Group ASO services                                 4 205      4 716      4 048
  Other                                              9 751      9 955      5 950
      Total                                       $269 551    274 230    254 693

Company operations have been classified and summarized into the four reportable segments at left. The segments, while generally classified along Company lines, are based upon distribution method, product portfolio and target market. The Parent Company was divided into two segments. The Kansas City Life - Individual segment consists of sales of variable life and annuities, interest sensitive products and traditional life insurance products by a career general agency sales force. The block of universal life and traditional life insurance acquired in 1997 is included in this segment. The Kansas City Life - Group segment consists of sales of group life, disability and dental products and administrative services only (ASO) by the Company's career general agency sales force and appointed group agents. The Sunset Life segment consists of sales of interest sensitive and traditional products by personal producing general agents. The Old American segment markets whole life final expense products to seniors through a general agency sales force.

Separate investment portfolios are maintained for each of the companies. However, investments are allocated to the group segment based upon its cash flows. Its investment revenue is modeled using the year of investment method. Home office functions are fully integrated for the three companies in order to maximize economies of scale. Therefore, operating expenses are allocated to the segments based upon internal cost studies which are consistent with industry cost methodologies.

The totals at left agree to the selected financial data which reconciles to the consolidated financial statements. Intersegment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10 percent or more of the Company's revenue.


FEDERAL INCOME TAXES

A reconciliation of the Federal income tax rate and the actual tax rate experienced is shown below.

                                         1999      1998     1997

Federal income tax rate                   35 %      35       35
Special tax credits                        (5)      (6)      (6)
Other permanent differences                 -        -       (1)

Actual income tax rate                     30 %     29       28


The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are presented below.

                                          1999        1998
Deferred tax assets:
  Basis differences between tax and
    GAAP accounting for investments     $26 774          -
  Future policy benefits                 49 133     51 205
  Employee retirement benefits           11 990     14 999
  Other                                   9 413      6 308

Gross deferred tax assets                97 310     72 512

Deferred tax liabilities:
  Capitalization of policy acquisition
    costs, net of amortization           44 809     42 487
  Basis differences between tax and
    GAAP accounting for investments           -     35 104
  Property and equipment, net             3 841      1 792
  Value of insurance in force            33 102     36 070
  Other                                     841        798

Gross deferred tax liabilities           82 593    116 251

  Net deferred tax asset (liability)    $14 717    (43 739)

A "valuation allowance" must be established for any portion of the deferred tax asset which is believed not to be realizable. In management's opinion, it is more likely than not that the Company will realize the benefit of the net deferred tax asset and, therefore, no valuation allowance has been established.

Federal income taxes paid for the year were $17,884,000 ($20,164,000 - 1998 and $14,335,000 - 1997).

Policyholders' surplus, which is frozen under the Deficit Reduction Act of 1984, is $40,500,000 for Kansas City Life, $2,800,000 for Sunset Life and $13,700,000 for Old American. The Companies do not plan to distribute their policyholders' surplus. Consequently, the possibility of such surplus becoming subject to tax is remote, and no provision has been made in the financial statements for taxes thereon. Should the balance in policyholders' surplus become taxable, the tax computed at current rates would approximate $20,000,000.

Income taxed on a current basis is accumulated in "shareholders' surplus" and can be distributed to stockholders without tax to the Company. Shareholders' surplus equals $388,267,000 for Kansas City Life, $85,411,000 for Sunset Life and $57,668,000 for Old American.

                             QUARTERLY CONSOLIDATED
                           FINANCIAL DATA (unaudited)

                        First     Second    Third    Fourth
1999:
Total revenues         $118 777  115 690   122 137  117 810


Operating income       $ 12 241    7 256    12 225   11 464
Realized gains, net         201      239     1 197      222

Net income             $ 12 442    7 495    13 422   11 686
Per common share:
  Operating income     $    .99      .58       .99      .95
  Realized gains, net       .01      .03       .10      .01


   Net income          $   1.00      .61      1.09      .96

1998:
Total revenues         $117 615  124 799   125 667  114 877


Operating income       $  8 098   11 492    12 930    8 565
Realized gains net        1 643    1 582     2 679    1 523

Net income             $  9 741   13 074    15 609   10 088
Per common share:
  Operating income     $    .66      .93      1.04      .68
  Realized gains net        .13      .13       .22      .13


   Net income          $    .79     1.06      1.26      .81


CONTINGENT LIABILITIES

The Company and certain of its subsidiaries are defendants in lawsuits involving claims and disputes with policyholders. It has become increasingly common for plaintiffs in these cases to seek class action status and punitive damages. Some of these lawsuits arise in jurisdictions that permit punitive damages disproportionate to the actual damages alleged. Although no assurances can be given and no determinations can be made at this time as to the outcome of any particular lawsuit or proceeding, the Company and its subsidiaries believe that there are meritorious defenses for these claims and are defending them vigorously. In management's opinion the amounts ultimately paid, if any, would have no material effect on the Company's consolidated results of operations and financial position.



                                    REPORT OF
                              INDEPENDENT AUDITORS

                   To the Board of Directors and Stockholders
                      of Kansas City Life Insurance Company

We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 1999 and 1998, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Kansas City Life Insurance Company and subsidiaries at December 31, 1999 and 1998, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.



/s/ Ernst & Young LLP
Kansas City, Missouri January 24, 2000


                             STOCKHOLDER INFORMATION


CORPORATE HEADQUARTERS
     Kansas City Life Insurance Company
     3520 Broadway
     Post Office Box 219139
     Kansas City, Missouri 64121-9139
     Telephone:  (816) 753-7000
     Fax: (816) 753-4902
     Internet: http://www.kclife.com
     E-Mail: kclife@kclife.com


NOTICE OF ANNUAL MEETING
     The annual meeting of stockholders will be held at 9 a.m. Thursday, April 20, 2000, at Kansas City Life's corporate headquarters.


TRANSFER AGENT
     Cheryl Keefer, Assistant Secretary
     Kansas City Life Insurance Company
     Post Office Box 219139
     Kansas City, Missouri 64121-9139


10-K  REQUEST

Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.


SECURITY HOLDERS

As of February 2, 2000, Kansas City Life had approximately 725 security holders, including individual participants in security position listings.


                         STOCK AND DIVIDEND INFORMATION
                             Stock Quotation Symbol
                              Over-the-Counter--KCLI


                                    Bid             Dividend
                              High       Low          Paid
                                         (per share)
     1999:
     First Quarter           $43.82     39.25       $ .240
     Second Quarter           42.75     43.00         .240
     Third Quarter            52.25     34.50         .240
     Fourth Quarter           40.00     32.75         .240
                                                    $ .960

     1998:
     First Quarter           $48.75     41.00        $.225
     Second Quarter           47.44     41.63         .225
     Third Quarter            47.75     34.50         .225
     Fourth Quarter           42.75     39.00         .225
                                                     $.900

The above has been restated to reflect a two-for-one stock split in June 1999.

A quarterly dividend of $.25 per share was paid February 22, 2000.

Over-the-counter market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.


Kansas City Life Variable Life Separate Account
Statement of Net Assets
December 31, 1999



Assets                                                                                          Market
Investments:                                                                                    Value        Cost
                                                                                                (in thousands)
        Federated Securities - Federated Insurance Series:
                American Leaders Fund II - 204,066 shares at a net asset value (NAV) of $           4,224       4,143
                High Income Bond Fund II - 118,024 shares at a NAV of $10.24 per share              1,209       1,255
                Prime Money Fund II - 4,186,398  shares at a NAV of $1.00 per share                 4,186       4,186

        Massachusetts Financial Services (MFS):
                Research Series - 212,067 shares at a NAV of $23.18 per share                       4,916       3,692
                Emerging Growth Series - 261,115 shares at a NAV of $37.36 per share                9,755       5,272
                Total Return Series - 99,778 shares at a NAV of $17.71 per share                    1,767       1,709
                Bond Series - 57,267 shares at a NAV of $10.96 per share                              628         641
                World Governments Series - 5,180 shares at a NAV of $10.04 per share                   52          53
                Utilities Series - 139,923 shares at a NAV of $24.00 per share                      3,358       2,665

        American Century - (ACI) Variable Portfolios:
                VP Capital Appreciation - 58,107 shares at a NAV of $14.50 per share                  842         584
                VP International - 240,798 shares at a NAV of $12.46 per share                      3,000       1,838
                VP Value - 37,023 shares at a NAV of $5.91 per share                                  219         240
                VP Income and Growth - 51,454 shares at a NAV of $7.96 per share                      410         391

        Dreyfus Corporation:
                Capital Appreciation Portfolio - 109,567 shares at a NAV of $39.82 per share        4,363       3,862
                Small Cap Portfolio - 66,235 shares at a NAV of $65.03 per share                    4,307       3,689
                Stock Index Fund - 364,576 shares at a NAV of $38.33 per share                     13,974      11,697
                Socially Responsible Fund - 12,641 shares at a NAV of $38.92 per share                492         452

        JP Morgan:
                Equity Portfolio - 14,036 shares at a NAV of $17.31 per share                         243         242
                Small Company Portfolio - 14,850 shares at a NAV of $16.54 per share                  246         219

        Templeton:
                International Fund - 11,965 shares at a NAV of $22.03 per share                       264         244

        Calamos:
                Convertible Portfolio - 22,174 shares at a NAV of $12.00 per share                    266         256

                                                                                        $          58,721      47,330

See accompanying Notes to Financial Statements


Kansas City Life Variable Life Separate Account
Statement of Net Assets
(Continued)

                                                                        VUL                        SVUL
                                                                Number          Unit            Number    Unit               Market
Net Assets                                                      of Units        Value           of Units  Value               Value

                                                                                                                      (in thousands)
        Federated Securities - Federated Insurance Series:
                American Leaders Fund II                          193,083           18.98        42,468     13.19          $  4,224
                High Income Bond Fund II                           79,951           13.00        15,645     10.83             1,209
                Prime Money Fund II                               285,017           11.61        79,659     11.01             4,186

        Massachusetts Financial Services:
                Research Series                                   193,835           21.59        47,943     15.26             4,916
                Emerging Growth Series                            262,353           32.18        55,701     23.59             9,755
                Total Return Series                                95,956           15.47        23,348     12.10             1,767
                Bond Series                                        40,928           11.46        14,511     10.92               628
                World Governments Series                            4,950           10.51             -      9.94                52
                Utilities Series                                  124,801           22.97        28,271     17.40             3,358

        American Century -  Variable Portfolios:
                VP Capital Appreciation                            53,720           14.52         4,434     14.08               842
                VP International                                  108,376           25.44        12,631     19.25             3,000
                VP Value                                           34,960            5.88         2,270      5.89               219
                VP Income and Growth                               36,521            7.91        15,231      7.93               410

        Dreyfus Corporation:
                Capital Appreciation Portfolio                    231,371           15.66        49,608     14.89             4,363
                Small Cap Portfolio                               285,273           13.21        46,487     11.60             4,307
                Stock Index Fund                                  643,937           17.50       167,059     16.21            13,974
                Socially Responsible Fund                          11,959           40.05           326     40.12               492

        JP Morgan:
                Equity Portfolio                                    6,905           18.45         6,253     18.48               243
                Small Company Portfolio                            14,602           16.82             -     16.85               246

        Templeton Fund:
                International  Fund                                11,785           21.91           248     21.94               264

        Calamos Portfolio:
                Convertible  Porfolio                              21,499           12.07           546     12.09               266

        Total Net Assets                                                                                                  $  58,721



See accompanying Notes to Financial Statements


Kansas City Life Variable Life Separate Account
Statement of Operations
Year ended December 31, 1999  (except as noted)
(in thousands)

                         Federated Insurance Series      MFS Variable Insurance Trust                        ACI Portfolios
                                   High
                         American Income  Prime            Emerging  Total          World             VP                       VP *
                         Leaders   Bond   Money    Research Growth   Return  Bond   Gov'ts Utilities  Capital  VP    VP *   Income
                         Fund II  Fund II Fund II  Series   Series   Series  Series Series  Series    Apprec  Int'l  Value  & Growth
Variable Universal Life:
Investment Income:
Income:
Dividend Distributions  $  27      69        75       6         -       24     9       2       22        -      -       -       -
Capital Gains
   Distributions          270       6         -      33         -       44     1       -      110        -      -       -       -
Total Income              297      75        75      39         -       68    10       2      132        -      -       -       -
Expenses:
Mortality and Expense
    Fees                   28       8        15      30        43       12     4      -        19        4     15       1       -
Contract Expense Charges  427     124       715     432       589      221    72      8       293       59    195       9       9
Total Expenses            455     132       730     462       632      233    76      8       312       63    210      10       9
Investment Income        (158)    (57)     (655)   (423)     (632)    (165)  (66)    (6)     (180)     (63)  (210)    (10)     (9)
Realized and Unrealized
  Gain on Investments:
Realized Gain (Loss)       20      (3)        -     108       183       11    (1)     -        19        7     30       -       -
Unrealized Appreciation
   (Depreciation)        (137)    (49)        -     620     3,205      (43)  (13)    (3)      470      255  1,002     (19)     14
Net Gain (Loss) on
    Investments          (117)    (52)        -     728     3,388      (32)  (14)    (3)      489      262  1,032     (19)     14
Change in Net Assets from
    Operations        $  (275)   (109)     (655)    305     2,756     (197)  (80)    (9)      309      199    822     (29)      5

* For the period May 3, 1999 (inception date) through December 31, 1999.

 See accompanying Notes to Financial Statements



                                     Dreyfus Corporation            JP Morgan          Templeton     Calamos
                         Capital   Small                                   Small
                         Apprec.   Cap.      Stock    Socially*  Equity*   Company*    Int'l*       Convertible*
                         Portfolio Portfolio Index   Responsible Portfolio Portfolio   Fund         Portfolio           Total
Variable Universal Life:
Investment Income:
Income:
Dividend Distributions  $    20         2       95         -         1         -          -               3                 355
Capital Gains
   Distributions             13         -       83        16        18         4          -               -                 598
Total Income                 33         2      178        16        19         4          -               3                 953
Expenses:
Mortality and Expense
    Fees                     24        27       75         1         1         -          -               -                 307
Contract Expense Charges    355       415    1,328        10         6         3          5               3               5,278
Total Expenses              379       442    1,403        11         7         3          5               3               5,585
Investment Income          (346)     (440)  (1,225)        5        12         1         (5)              -              (4,632)
Realized and Unrealized
  Gain on Investments:
Realized Gain (Loss)         41         8      177         2         -         -          -               -                 602
Unrealized Appreciation
   (Depreciation)           218       604    1,223        40         1        27         20              10               7,445
Net Gain (Loss) on
    Investments             259       612    1,400        42         1        27         20              10               8,047
Change in Net Assets from
    Operations        $     (87)      172      175        47        13        28         15              10               3,415

* For the period May 3, 1999 (inception date) through December 31, 1999.

 See accompanying Notes to Financial Statements



Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 1999  (except as noted)
(in thousands)

                         Federated Insurance Series      MFS Variable Insurance Trust                        ACI Portfolios
                                   High
                         American Income  Prime            Emerging  Total          World             VP                       VP *
                         Leaders   Bond   Money    Research Growth   Return  Bond   Gov'ts Utilities  Capital  VP    VP *   Income
                         Fund II  Fund II Fund II  Series   Series   Series  Series Series  Series    Apprec  Int'l  Value  & Growth


Variable Universal Life:
Change in Net Assets from Operations:
Investment Income (Loss)$  (158)    (57)   (655)     (423)   (632)     (165)   (66)    (6)   (180)      (63)  (210)    (10)    (9)
Realized Gain (Loss)         20      (3)      -       108     183        11     (1)     -      19         7     30       -      -
Unrealized Appreciation
  (Depreciation)           (137)    (49)      -       620   3,205       (43)   (13)    (3)    470       255  1,002     (19)    14
Change in Net Assets
  from operations          (275)   (109)   (655)      305   2,756      (197)   (80)    (9)    309       199    822     (29)     5

Deposits                  1,156     373  10,447     1,220   1,667       487    159     21     782       155    622      52     55

Payments and Withdrawals:
Death Benefits                -       -       -         -       2         3      -      -       1         -      2       -      -
Withdrawals                 115     100     280       216     331       106     22      -      55        33     42       -      -
Transfers (in) out         (594)    (18)  7,796       (10) (1,068)     (169)   (89)    (5)   (341)      (94)  (166)   (182)  (229)
Payments and Withdrawals   (479)     82   8,076       206    (735)      (60)   (67)    (5)   (285)      (61)  (122)   (182)  (229)

Net Assets:
Net Increase              1,360     182   1,716     1,319   5,158       350    146     17   1,376       415  1,566      205   289
Beginning of Year         2,304     857   1,594     2,864   3,281     1,135    324     35   1,490       365  1,191        -     -
End of Year     $         3,664   1,039   3,310     4,183   8,439     1,485    470     52   2,866       780  2,757      205   289

* For the period May 3, 1999 (inception date) through December 31, 1999.

 See accompanying Notes to Financial Statements


                                     Dreyfus Corporation            JP Morgan          Templeton     Calamos
                         Capital   Small                                   Small
                         Apprec.   Cap.      Stock    Socially*  Equity*   Company*    Int'l*       Convertible*
                         Portfolio Portfolio Index   Responsible Portfolio Portfolio   Fund         Portfolio           Total

Variable Universal Life:
Change in Net Assets from Operations:
Investment Income (Loss)$  (346)     (440)   (1,225)        5        12         1        (5)              -              (4,632)
Realized Gain (Loss)         41         8       177         2         -         -         -               -                 602
Unrealized Appreciation
  (Depreciation)            218       604     1,223        40         1        27        20              10               7,445
Change in Net Assets
  from operations           (87)      172       175        47        13        28        15              10               3,415

Deposits                  1,099     1,380     4,276        48        31        21        28               8              24,087

Payments and Withdrawals:
Death Benefits                -         -         2         -         -         -         -               -                  10
Withdrawals                 104        88       206         2         -         -         -               -               1,700
Transfers (in) out       (1,029)       63    (2,353)     (386)      (83)     (197)     (216)           (242)                388
Payments and Withdrawals   (925)      151    (2,145)     (384)      (83)     (197)     (216)           (242)              2,098

Net Assets:
Net Increase              1,937     1,401     6,596       479       127       246       259             260              25,404
Beginning of Year         1,687     2,367     4,671         -         -         -         -               -              24,165
End of Year     $         3,624     3,768    11,267       479       127       246       259             260              49,569

* For the period May 3, 1999 (inception date) through December 31, 1999.

 See accompanying Notes to Financial Statements


Kansas City Life Variable Life Separate Account
Statement of Operations
Year ended December 31, 1999  (except as noted)
(in thousands)

                         Federated Insurance Series      MFS Variable Insurance Trust                        ACI Portfolios
                                   High
                         American Income  Prime            Emerging  Total          World             VP                       VP *
                         Leaders   Bond   Money    Research Growth   Return  Bond   Gov'ts Utilities  Capital  VP    VP *   Income
                         Fund II  Fund II Fund II  Series   Series   Series  Series Series  Series    Apprec  Int'l  Value  & Growth

Survivorship Variable Universal Life:
Investment Income:
Income:
Dividend Distributions$       3       6       30        2       -        3       3      -       2          1     -      -       -
Capital Gains
  Distributions              25       -        -        4       -        7       -      -      13          -     -      -       -
Total Income                 28       6       30        6       -       10       3      -      15          1     -      -       -
Expenses:
Mortality and Expense
  Fees                        2       1        4        3       4        2       1      -       2          -     1      -       -
Contract Expense Charges     74      15    1,234       86     122       36      38      -      51         11    34      3      11
Total Expenses               76      16    1,238       89     126       38      39      -      53         11    35      3      11
Investment Loss             (48)    (10)  (1,208)     (83)   (126)     (28)    (36)     -     (38)       (10)  (35)    (3)    (11)
Realized and Unrealized
  Gain on Investments:
Realized Gain (Loss)         (1)      -        -        4      11        1       1      -       4          -     1      1       -
Unrealized Appreciation
  (Depreciation)            (12)     (3)       -      109     457       (5)     (5)     -      68         22    86     (2)      5
Net Gain (Loss) on]
  Investments               (13)     (3)       -      113     468       (4)     (4)     -      72         22    87     (1)      5

Change in Net Assets
  from Operations     $     (61)    (13)  (1,208)      30     342      (32)    (40)     -      34         12    52     (4)     (6)

Total Survivorship & Variable
  Universal Life - Change in
Net Assets from
  Operations$              (336)   (122)  (1,863)     335   3,098     (229)   (120)    (9)    343        211   874    (33)     (1)

* For the period May 3, 1999 (inception date) through December 31, 1999.

 See accompanying Notes to Financial Statements


                                     Dreyfus Corporation            JP Morgan          Templeton     Calamos
                         Capital   Small                                   Small
                         Apprec.   Cap.      Stock    Socially*  Equity*   Company*    Int'l*       Convertible*
                         Portfolio Portfolio Index   Responsible Portfolio Portfolio   Fund         Portfolio           Total
Survivorship Variable Universal Life:
Investment Income:
Income:
Dividend Distributions  $     4         -       23         -         -         -          -               -                 77
Capital Gains
   Distributions              2         -       19         -         2         -          -               -                 72
Total Income                  6         -       42         -         2         -          -               -                149
Expenses:
Mortality and Expense
    Fees                      3         2       12         -         -         -          -               -                 37
Contract Expense Charges     89        68      369         -        15         -          -               2               2,258
Total Expenses               92        70      381         -        15         -          -               2               2,295
Investment Income           (86)      (70)    (339)        -       (13)        -          -              (2)             (2,146)
Realized and Unrealized
  Gain on Investments:
Realized Gain (Loss)          5         4        9         -         -         -          -               -                  40
Unrealized Appreciation
   (Depreciation)            44        84      326         -         -         -          -               -               1,174
Net Gain (Loss) on
    Investments              49        88      335         -         -         -          -               -               1,214
Change in Net Assets from
    Operations        $     (37)       18       (4)        -       (13)        -          -              (2)               (932)

Total Survivorship & Variable
  Universal Life - Change in
Net Assets from
  Operations         $     (124)      190      171        47         -        28         15               8               2,483

* For the period May 3, 1999 (inception date) through December 31, 1999.

 See accompanying Notes to Financial Statements




Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 1999  (except as noted)
(in thousands)

                         Federated Insurance Series      MFS Variable Insurance Trust                        ACI Portfolios
                                   High
                         American Income  Prime            Emerging  Total          World             VP                       VP *
                         Leaders   Bond   Money    Research Growth   Return  Bond   Gov'ts Utilities  Capital  VP    VP *   Income
                         Fund II  Fund II Fund II  Series   Series   Series  Series Series  Series    Apprec  Int'l  Value  & Growth

Survivorship Variable Universal Life:
Change in Net Assets from Operations:
Investment Loss         $  (48)    (10) (1,208)       (83)   (126)     (28)   (36)      -    (38)       (10)   (35)   (3)      (11)
Realized Gain (Loss)        (1)      -       -          4      11        1      1       -      4          -      1     1         -
Unrealized Appreciation
  (Depreciation)           (12)     (3)      -        109     457       (5)    (5)      -     68         22     86    (2)        5
Change in Net Assets
  from Operations          (61)    (13) (1,208)        30     342      (32)   (40)      -     34         12     52    (4)       (6)

Deposits                   205      38   3,940        237     349       90    109       -    132         25     95     8        36

Payments and Withdrawals:
Death Benefits               -       -       -          -       -        -      -       -      -          -      -     -         -
Withdrawals                  -       -       -          1       -       11      -       -     12          -      -     -         -
Transfers (in) out        (213)    (86)  2,325       (135)   (268)     (52)   (37)      -   (213)         -    (24)  (10)      (91)
Payments and Withdrawals  (213)    (86)  2,325       (134)   (268)     (41)   (37)      -   (201)         -    (24)  (10)      (91)

Net Assets:
Net Increase               357     111     407        401     959       99    106       -    367         37    171    14       121
Beginning of Year          203      59     469        332     357      183     52       -    125         25     72     -         -
End of Year                560     170     876        733   1,316      282    158       -    492         62    243    14       121

Total Survivorship & Variable
  Universal Life -
  End of Year          $ 4,224   1,209   4,186     4,916    9,755   1,767     628      52  3,358        842  3,000   219       410

* For the period May 3, 1999 (inception date) through December 31, 1999.

 See accompanying Notes to Financial Statements


                                     Dreyfus Corporation            JP Morgan          Templeton     Calamos
                         Capital   Small                                   Small
                         Apprec.   Cap.      Stock    Socially*  Equity*   Company*    Int'l*       Convertible*
                         Portfolio Portfolio Index   Responsible Portfolio Portfolio   Fund         Portfolio           Total

Survivorship Variable Universal Life:
Change in Net Assets from Operations:
Investment Income (Loss)$   (86)      (70)     (339)        -       (13)        -         -              (2)             (2,146)
Realized Gain (Loss)          5         4         9         -         -         -         -               -                  40
Unrealized Appreciation
  (Depreciation)             44        84       326         -         -         -         -               -               1,174
Change in Net Assets
  from operations           (37)       18        (4)        -       (13)        -         -              (2)               (932)

Deposits                    251       182       972         1        50         -         1               8               6,729

Payments and Withdrawals:
Death Benefits                -         -         -         -         -         -         -               -                   -
Withdrawals                   1         1         -         -         -         -         -               -                  26
Transfers (in) out         (231)      (50)     (666)      (12)      (79)        -        (4)              -                 154
Payments and Withdrawals   (230)      (49)     (666)      (12)      (79)        -        (4)              -                 180

Net Assets:
Net Increase                444       249     1,634        13       116         -         5               6               5,617
Beginning of Year           295       290     1,073         -         -         -         -               -               3,535
End of Year     $           739       539     2,707        13       116         -         5               6               9,152

Total Survivorship & Variable
  Universal Life -
  End of Year          $  4,363     4,307    13,974       492       243       246       264             266              58,721


* For the period May 3, 1999 (inception date) through December 31, 1999.

 See accompanying Notes to Financial Statements


Kansas City Life Variable Life Separate Account
Statement of Operations
Year ended December 31, 1998
(in thousands)

                         Federated Insurance Series      MFS Variable Insurance Trust                        ACI Portfolios
                                   High
                         American Income  Prime            Emerging  Total          World             VP                       VP *
                         Leaders   Bond   Money    Research Growth   Return  Bond   Gov'ts Utilities  Capital  VP    VP *   Income
                         Fund II  Fund II Fund II  Series   Series   Series  Series Series  Series    Apprec  Int'l  Value  & Growth
Variable Universal Life:
Investment Income:
Income:
Dividend Distributions$      4      13       65        3      13        9       4       1        8        -      3       -       -
Capital Gains
  Distributions             59       4        -       42       4       11       2       -       36       12     32       -       -
Total Income                63      17       65       45      17       20       6       1       44       12     35       -       -
Expenses:
Mortality and Expense
  Fees                      13       7       12       19      20        7       2       -        8        3      7       -       -
Contract Expense Charges   318     140    1,460      402     448      175      55      10      170       62    172       -       -
Total Expenses             331     147    1,472      421     468      182      57      10      178       65    179       -       -
Investment Income(Loss)   (268)   (130)  (1,407)    (376)   (451)    (162)    (51)     (9)    (134)     (53)  (144)      -       -
Realized and Unrealized
  Gain on Investments:
Realized Gain (Loss)         -      (3)       -       14      20        9       4       1        2       (6)     -       -       -
Unrealized Appreciation
  (Depreciation)           156      (7)       -      368     641       64      (1)      2      106       (9)    56       -       -
Net Gain (Loss) on
  Investments              156     (10)       -      382     661       73       3       3      108      (15)    56       -       -
Change in Net Assets
  from Operations     $   (112)   (140)   (1,407)      6     210      (89)    (48)     (6)     (26)     (68)   (88)      -       -

 See accompanying Notes to Financial Statements
* For the period May 3, 1999 (inception date) through December 31, 1999.



                                     Dreyfus Corporation            JP Morgan          Templeton     Calamos
                         Capital   Small                                   Small
                         Apprec.   Cap.      Stock    Socially*  Equity*   Company*    Int'l*       Convertible*
                         Portfolio Portfolio Index   Responsible Portfolio Portfolio   Fund         Portfolio           Total
Variable Universal Life:
Investment Income:
Income:
Dividend Distributions  $     9        -        41         -          -        -          -               -                173
Capital Gains
   Distributions              -       40         8         -          -        -          -               -                250
Total Income                  9       40        49         -          -        -          -               -                423
Expenses:
Mortality and Expense
    Fees                      7       14        24         -          -        -          -               -                143
Contract Expense Charges    186      351       743         -          -        -          -               -               4,692
Total Expenses              193      365       767         -          -        -          -               -               4,835
Investment Income(Loss)    (184)    (325)     (718)        -          -        -          -               -              (4,412)
Realized and Unrealized
  Gain on Investments:
Realized Gain (Loss)          5      (44)       38         -          -        -          -               -                 40
Unrealized Appreciation
   (Depreciation)           203      (55)      572         -          -        -          -               -              2,096
Net Gain (Loss) on
    Investments             208      (99)      610         -          -        -          -               -              2,136
Change in Net Assets from
    Operations        $      24     (424)     (108)        -          -        -          -               -             (2,276)

* For the period May 3, 1999 (inception date) through December 31, 1999.

 See accompanying Notes to Financial Statements


Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 1998
(in thousands)

                         Federated Insurance Series      MFS Variable Insurance Trust                        ACI Portfolios
                                   High
                         American Income  Prime            Emerging  Total          World             VP                       VP *
                         Leaders   Bond   Money    Research Growth   Return  Bond   Gov'ts Utilities  Capital  VP    VP *   Income
                         Fund II  Fund II Fund II  Series   Series   Series  Series Series  Series    Apprec  Int'l  Value  & Growth
Variable Universal Life:
Change in Net Assets from Operations:
Investment Loss            (268)   (130)  (1,407)    (376)   (451)    (162)    (51)     (9)   (134)     (53)   (144)     -        -
Realized Gain (Loss)          -      (3)       -       14      20        9       4       1       2       (6)      -      -        -
Unrealized Appreciation
  (Depreciation             156      (7)       -      368     641       64      (1)      2     106       (9)     56      -        -
Change in Net Assets
  from Operations          (112)   (140)  (1,407)       6     210      (89)    (48)     (6)    (26)     (68)    (88)     -        -

Deposits                    934     356   11,147    1,124   1,226      430      82      18     475      192     487      -        -

Payments and Withdrawals:
Death Benefits                -       -        -        -       -        -       -       -       -        -       -      -        -
Withdrawals                  58      36       22       70     135       37      21      16      18       22      55      -        -
Transfers (in) out         (921)   (317)   9,523     (686)   (759)    (375)   (190)     (5)   (757)     (48)   (494)     -        -
Payments and Withdrawals   (863)   (281)   9,545     (616)   (624)    (338)   (169)     11    (739)     (26)   (439)     -        -

Net Assets:
Net Increase              1,685     497      195    1,746   2,060      679     203       1   1,188      150     838      -        -
Beginning of Year           619     360    1,399    1,118   1,221      456     121      34     302      215     353      -        -
End of Year       $       2,304     857    1,594    2,864   3,281    1,135     324      35   1,490      365   1,191      -        -

* For the period May 3, 1999 (inception date) through December 31, 1999.
 See accompanying Notes to Financial Statements

                                     Dreyfus Corporation            JP Morgan          Templeton     Calamos
                         Capital   Small                                   Small
                         Apprec.   Cap.      Stock    Socially*  Equity*   Company*    Int'l*       Convertible*
                         Portfolio Portfolio Index   Responsible Portfolio Portfolio   Fund         Portfolio           Total

Variable Universal Life:
Change in Net Assets from Operations:
Investment Income (Loss)$  (184)     (325)     (718)        -         -         -         -               -              (4,412)
Realized Gain (Loss)          5       (44)       38         -         -         -         -               -                  40
Unrealized Appreciation
  (Depreciation)            203       (55)      572         -         -         -         -               -               2,096
Change in Net Assets
  from operations            24      (424)     (108)        -         -         -         -               -              (2,276)

Deposits                    505     1,162     1,760         -         -         -         -               -              19,898

Payments and Withdrawals:
Death Benefits                -         -         -         -         -         -         -               -                   -
Withdrawals                  43        82        94         -         -         -         -               -                 709
Transfers (in) out         (967)   (1,301)   (2,478)        -         -         -         -               -                 225
Payments and Withdrawals   (924)   (1,219)   (2,384)        -         -         -         -               -                 934

Net Assets:
Net Increase              1,453     1,957     4,036         -         -         -         -               -              16,688
Beginning of Year           234       410       635         -         -         -         -               -               7,477
End of Year     $         1,687     2,367     4,671         -         -         -         -               -              24,165

* For the period May 3, 1999 (inception date) through December 31, 1999.

 See accompanying Notes to Financial Statements


Kansas City Life Variable Life Separate Account
Statement of Operations
Year ended December 31, 1998
(in thousands)

                         Federated Insurance Series      MFS Variable Insurance Trust                        ACI Portfolios
                                   High
                         American Income  Prime            Emerging  Total          World             VP                       VP *
                         Leaders   Bond   Money    Research Growth   Return  Bond   Gov'ts Utilities  Capital  VP    VP *   Income
                         Fund II  Fund II Fund II  Series   Series   Series  Series Series  Series    Apprec  Int'l  Value  & Growth

Survivorship Variable Universal Life:
Investment Income:
Income:
Dividend Distributions$      -        -       13       -        1        -       1      -       -        -       -       -       -
Capital Gains
  Distributions              -        -        -       1        -        1       1      -       2        1       2       -       -
Total Income                 -        -       13       1        1        1       2      -       2        1       2       -       -
Expenses:
Mortality and Expense
  Fees                       -        -        2       1        1        1       -      -       -        -       -       -       -
Contract Expense
  Charges                    8        5      204      14       11       11       2      -       7        1       3       -       -
Total Expenses               8        5      206      15       12       12       2      -       7        1       3       -       -
Investment Loss             (8)      (5)    (193)    (14)     (11)     (11)      -      -      (5)       -      (1)      -       -
Realized and Unrealized
  Gain on Investments:
Realized Gain (Loss)         -        -        -       1        -        1       -      -       -        -       -       -       -
Unrealized Appreciation     14        -        -      34       57        8       1      -      10        -       2       -       -
Net Gain  on
  Investments               14        -        -      35       57        9       1      -      10        -       2       -       -
Change in Net Assets
  from Operations    $       6       (5)    (193)     21       46       (2)      1      -       5        -       1       -       -

Total Survivorship &
  Variable Universal Life
  - Change in Net Assets
  from Operations    $     (106)    (145) (1,600)     27      256      (91)    (47)    (6)    (21)    (68)    (87)       -       -

* For the period May 3, 1999 (inception date) through December 31, 1999.
 See accompanying Notes to Financial Statements


                                     Dreyfus Corporation            JP Morgan          Templeton     Calamos
                         Capital   Small                                   Small
                         Apprec.   Cap.      Stock    Socially*  Equity*   Company*    Int'l*       Convertible*
                         Portfolio Portfolio Index   Responsible Portfolio Portfolio   Fund         Portfolio           Total
Survivorship Variable Universal Life:
Investment Income:
Income:
Dividend Distributions  $     2        -         8         -          -        -          -               -                 25
Capital Gains
   Distributions              -        4         2         -          -        -          -               -                 14
Total Income                  2        4        10         -          -        -          -               -                 39
Expenses:
Mortality and Expense
    Fees                      1        1         3         -          -        -          -               -                 10
Contract Expense Charges     11       16        72         -          -        -          -               -                365
Total Expenses               12       17        75         -          -        -          -               -                375
Investment (Loss)           (10)     (13)      (65)        -          -        -          -               -               (336)
Realized and Unrealized
  Gain on Investments:
Realized Gain (Loss)          -       (1)        3         -          -        -          -               -                  4
Unrealized Appreciation
   (Depreciation)            34       11       149         -          -        -          -               -                320
Net Gain (Loss) on
    Investments              34       10       152         -          -        -          -               -                324
Change in Net Assets from
    Operations        $      24       (3)       87         -          -        -          -               -                (12)

Total Survivorship &
  Variable Universal Life
  - Change in Net Assets
  from Operations    $       48     (427)     (21)         -          -        -          -               -              (2,288)

* For the period May 3, 1999 (inception date) through December 31, 1999.
 See accompanying Notes to Financial Statements



Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 1998
(in thousands)

                         Federated Insurance Series      MFS Variable Insurance Trust                        ACI Portfolios
                                   High
                         American Income  Prime            Emerging  Total          World             VP                       VP *
                         Leaders   Bond   Money    Research Growth   Return  Bond   Gov'ts Utilities  Capital  VP    VP *   Income
                         Fund II  Fund II Fund II  Series   Series   Series  Series Series  Series    Apprec  Int'l  Value  & Growth

Survivorship Variable Universal Life:
Change in Net Assets
  from Operations:
Investment Income (Loss)     (8)     (5)   (193)      (14)     (11)     (11)     -      -     (5)        -      (1)      -       -
Realized Gain (Loss)          -       -       -         1        -        1      -      -      -         -       -       -       -
Unrealized Appreciation      14       -       -        34       57        8      1      -     10         -       2       -       -
Change in Net Assets
  from Operations             6      (5)   (193)       21       46       (2)     1      -      5         -       1       -       -

Deposits                     56      43   2,063        94       69       89      3      -     42         3      11       -       -

Payments and Withdrawals:
Death Benefits                -       -       -         -        -        -      -      -      -         -       -       -       -
Withdrawals                   2       -       -         1        -        2      -      -      2         -       1       -       -
Transfers (in) out         (142)    (21)  1,764      (215)    (240)     (97)   (48)     -    (79)      (22)    (60)      -       -
Payments and Withdrawals   (140)    (21)  1,764      (214)    (240)     (95)   (48)     -    (77)      (22)    (59)      -       -

Net Assets:
Net Increase                202      59     106       329      355      182     52      -    124        25      71       -       -
Beginning of Period           1       -     363         3        2        1      -      -      1         -       1       -       -
End of Year                 203      59     469       332      357      183     52      -    125        25      72       -       -

Total Survivorship &
  Variable Universal Life
  - End of Year    $      2,507     916   2,063     3,196    3,638    1,318    376     35  1,615       390   1,263       -       -

* For the period May 3, 1999 (inception date) through December 31, 1999.
 See accompanying Notes to Financial Statements


                                     Dreyfus Corporation            JP Morgan          Templeton     Calamos
                         Capital   Small                                   Small
                         Apprec.   Cap.      Stock    Socially*  Equity*   Company*    Int'l*       Convertible*
                         Portfolio Portfolio Index   Responsible Portfolio Portfolio   Fund         Portfolio           Total

Survivorship Variable Universal Life:
Change in Net Assets from Operations:
Investment Income (Loss)$   (10)      (13)      (65)        -         -         -         -               -                (336)
Realized Gain (Loss)          -        (1)        3         -         -         -         -               -                   4
Unrealized Appreciation
  (Depreciation)             34        11       149         -         -         -         -               -                 320
Change in Net Assets
  from operations            24        (3)       87         -         -         -         -               -                 (12)

Deposits                     81       116       502         -         -         -         -               -               3,172

Payments and Withdrawals:
Death Benefits                -         -         -         -         -         -         -               -                   -
Withdrawals                   2         1         3         -         -         -         -               -                  14
Transfers (in) out         (189)     (172)     (365)        -         -         -         -               -                 114
Payments and Withdrawals   (187)     (171)     (362)        -         -         -         -               -                 128

Net Assets:
Net Increase                292       284       951         -         -         -         -               -               3,032
Beginning of Year             3         6       122         -         -         -         -               -                 503
End of Year     $           295       290     1,073         -         -         -         -               -               3,535

Total Survivorship &
  Variable Universal Life
  - End of Year    $      1,982     2,657     5,744         -         -         -         -               -              27,700

* For the period May 3, 1999 (inception date) through December 31, 1999.

 See accompanying Notes to Financial Statements


                 Kansas City Life Variable Life Separate Account
                          Notes to Financial Statements



1.   Organization and Significant Accounting Policies

     Organization

Kansas City Life Variable Life Separate Account, marketed as Century II Variable Universal Life and Century II Survivorship Variable Universal Life, (the Account) is a separate account of Kansas City Life Insurance Company (KCL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. All deposits received by the Account have been directed by the contract owners into subaccounts of seven series-type mutual funds, as listed below, or into KCL's Fixed Account.

           Federated Insurance Series

American Leaders Fund II                  Long-term growth of capital

High Income Bond Fund II                  High current income

Prime Money Fund II                       Current income with stability of
                                          principal and liquidity

           MFS Variable Insurance Trust

MFS Research Series                       Long-term growth of capital and future
                                          income

MFS Emerging Growth Series                Long-term growth of capital

MFS Total Return Series                   Income and opportunities for growth of
                                          capital and income

MFS Bond Series                           Current income and protection of
                                          shareholders' capital

MFS World Governments Series              Preservation and growth of capital
                                          with moderate current income

MFS Utilities Series                      Capital growth and current income


           American Century - Variable Portfolios

VP Capital Appreciation                   Capital growth through investment in
                                          common stocks

VP International                          Capital growth through investment in
                                          foreign securities

VP Value                                  Long-term growth of capital

VP Income and Growth                      Capital growth and current  income
                                          through investment in common stocks

           Dreyfus Corporation

Capital Appreciation Portfolio            Long-term capital growth with
                                          preservation of capital

Small Cap Portfolio                       Capital appreciation

Stock Index Fund                          Price and yield performance that
                                          corresponds to the Standard &Poor's
                                          500 Composite Stock Price Index

Socially Responsible Fund                 Capital growth through investment
                                          in common stocks

           JP Morgan

Equity Portfolio                          High return on selected equity
                                          securities of large U.S. corporations

Small Company Portfolio                   Long-term growth through investments
                                          in equity securities of small
                                          companies


                 Kansas City Life Variable Life Separate Account
                    Notes to Financial Statements (continued)


           Templeton

International Fund                        Long-term growth through investment
                                          in foreign equity securities

           Calamos

Convertible Portfolio                     Current income and equity protection
                                          through investment in convertible
                                          bonds


     Basis of Presentation and Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     Reinvestment of Dividends

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount. Capital gains distributions are recorded as income on the date of receipt.

     Federal Income Taxes

The operations of the Account form a part of, and are taxed with, the operations of KCL, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset values of the subaccounts are not affected by federal income taxes on income distributions received by the subaccounts.



                 Kansas City Life Variable Life Separate Account
                    Notes to Financial Statements (continued)

Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at quoted market value (NAV of the underlying mutual fund). The average cost method is used to determine realized gains and losses.

The aggregate cost of purchases and proceeds from sales, and the number of shares thereon were as follows:


                                           Cost of                Proceeds
1999:                                     Purchases              from Sales
                                                   (in thousands)

American Leaders Fund II                 $   3,411                 1,564
High Income Bond Fund II                       910                   562
Prime Money Fund II                         23,544                21,421
MFS Research Series                          2,437                 1,558
MFS Emerging Growth Series                   4,598                 2,337
MFS Total Return Series                      1,149                   664
MFS Bond Series                                458                   188
MFS World Governments Series                    39                    19
MFS Utilities Series                         2,177                   995
ACI VP Capital Appreciation                    377                   209
ACI VP International                         1,375                   757
ACI VP Value                                   306                    67
ACI VP Income and Growth                       480                    89
Dreyfus Capital Appreciation Portfolio       3,675                 1,602
Dreyfus Small Cap Portfolio                  2,798                 1,848
Dreyfus Stock Index Fund                    11,267                 4,772
Dreyfus Socially Responsible Fund              603                   153
JP Morgan Equity Portfolio                     427                   185
JP Morgan Small Company Portfolio              226                     7
Templeton International Fund                   254                    10
Calamos Convertible Portfolio                  264                     8




                 Kansas City Life Variable Life Separate Account
                    Notes to Financial Statements (continued)

                                            Cost of                  Proceeds
1998:                                       Purchases              from Sales
                                                     (in thousands)

American Leaders Fund II                    $  2,225                   508
High Income Bond Fund II                         976                   409
Prime Money Fund II                           19,112                18,811
MFS Research Series                            2,726                 1,068
MFS Emerging Growth Series                     2,876                 1,180
MFS Total Return Series                        1,185                   405
MFS Bond Series                                  606                   356
MFS World Governments Series                      29                    31
MFS Utilities Series                           1,519                   325
AC VP Capital Appreciation                       350                   159
AC VP International                            1,230                   378
Dreyfus Capital Appreciation Portfolio         1,955                   452
Dreyfus Small Cap Portfolio                    3,355                 1,025
Dreyfus Stock Index Fund                       7,390                 3,165


2.   Variable Life Contract Charges

KCL deducts an administrative fee for each contract of $26 per month for the first 12 months and $6 per month thereafter. An additional deduction of $20 per month is made for the 12 contract months following an increase in specified amount. A deduction for insurance costs also is made monthly and is based on the insured's attained age, sex, risk class, specified amount, supplemental benefit, rider benefits, contract value and the number of completed policy years. Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.9 percent of the asset value of each contract.

A premium expense charge for premium taxes of 2.25 percent of premium receipts is deducted from each premium receipt prior to their transfer to the separate accounts. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against certain withdrawals during the first 15 years of the contract. During 1999, $654,000 ($341,000 -
1998) was assessed in surrender charges and other contract charges totaled $5,585,000 ($4,835,000 - 1998).

3.   Survivorship Variable Life Contract Charges

KCL deducts a monthly administrative fee for each contract of $7.50 plus $.02 per $1,000 of the total amount insured per month for all contracts. An additional fee of $12.50 per month is charged for the first five contract years. A deduction for insurance costs also is made monthly and is based on the insured's attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years. Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to 0.625 percent of the average daily net assets of each contract.

A sliding premium expense charge, which varies by contract year for the first 20 years, is deducted from each target and excess premium payment.

                 Kansas City Life Variable Life Separate Account
                    Notes to Financial Statements (continued)


In addition, a 4.85 percent premium processing charge is deducted from each premium payment for all contract years. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

The plan has no contingent deferred sales charge. During 1999, other contract charges totaled $2,295,000 ($375,000 - 1998).



4.   Y2K Postmortem (Unaudited)

KCL's Y2K efforts were successful and it is estimated that the incremental cost of KCL's compliance effort was $1.0 million. While this effort obviously was necessary to allow KCL to continue to function effectively in 2000 and beyond, it also benefited KCL by upgrading and standardizing systems throughout the organization.


Report of Independent Auditors

The Contract Owners
Kansas City Life Variable Life Separate Account and
The Board of Directors
Kansas City Life Insurance Company

We have audited the accompanying statements of net assets of Kansas City Life Life Separate Account (the Account) (comprised of the individual subaccounts as indicated therein) as of December 31, 1999, and the related statement of operations and changes in net assets for the years ended December 31, 1999 and 1998, except for those individual series operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of Kansas City Life Insurance Company's management. Our responsibility is to express an opinion of these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Variable Life Separate Account at December 31, 1999, and the results of its operations and changes in its assets for the periods described above in conformity with accounting principles generally accepted in the United States.


/s/Ernst & Young LLP
Ernst & Young LLP

Kansas City, Missouri
March 31, 2000





--------------------------------------------------------------------------------
                          Supplement Dated May 1, 2000,
--------------------------------------------------------------------------------
                         to Prospectus Dated May 1, 2000
                 Kansas City Life Variable Life Separate Account
                        Variable Universal Life Contract
--------------------------------------------------------------------------------
                                   Connecticut
--------------------------------------------------------------------------------


For contracts sold in the state of Connecticut, we change the Prospectus as follows to provide for the Right to Exchange provision:

          Delete the "Additional No-Fee Transfer Right" shown on page 22 of the Prospectus and replace with the following:

          Right to Exchange - The Right to Exchange provision allows you to exchange the Contract for one that provides benefits that don't vary based on the performance of the Funds. Once within the first 24 months of the Contract or within 24 months following the effective date of an increase to the Specified Amount, you may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.



5630                                                                       4-00b



--------------------------------------------------------------------------------
                          Supplement Dated May 1, 2000,
--------------------------------------------------------------------------------
                         to Prospectus Dated May 1, 2000
                 Kansas City Life Variable Life Separate Account
                        Variable Universal Life Contract
--------------------------------------------------------------------------------
                                    Maryland
--------------------------------------------------------------------------------


For contracts sold in the state of Maryland, we change the Prospectus as follows:

          Add the definition for "No-Lapse Monthly Premium" and "No-Lapse Payment Period" to page 2 of the Prospectus. These definitions are:

     No-Lapse Monthly Premium - An amount used to measure Premiums paid for purpose of determining whether the guarantee that your Contract will not lapse during the No-Lapse Payment period is in effect.

     No-Lapse Payment Period - The period of time during which we guarantee that your Contract will not lapse if you pay the No-Lapse Monthly Premiums.

     Add the following wording after the "Guaranteed Payment Period and Guaranteed Monthly Premium" section of the Prospectus on page 19:

     No-Lapse Monthly Premium and No-Lapse Payment Period - In addition to the Guaranteed Payment Period described above, there is a fifteen year No-Lapse Payment Period. A No-Lapse Payment Period is the period during which we guarantee that the Contract will not lapse if the amount of total Premiums you pay is greater than or equal to the sum of:

(1) the accumulated No-Lapse Monthly Premiums in effect on each prior Monthly Anniversary Date; and

(2) an amount equal to the sum of any partial surrenders taken and Indebtedness under the Contract.

     The No-Lapse  Payment  Period is fifteen years  following the Contract Date and fifteen years following the effective date of an increase in the Specified Amount. The Contract shows the No-Lapse Monthly Premium. The per $1,000 No-Lapse Monthly Premium factors for the Specified Amount vary by risk class, issue Age and sex. We include additional Premiums for substandard ratings and supplemental and/or rider benefits in the No-Lapse Monthly Premium. However, upon a change to the Contract, we will recalculate the No-Lapse Monthly Premium, will notify you of the new No-Lapse Monthly Premium and amend your Contract to reflect the change.


          Add the following paragraph to the "Premium Payments Upon Increase in Specified Amount" section on page 19 of the Prospectus:

     A new No-Lapse Payment Period begins on the effective date of an increase in Specified Amount. You will be notified of the new No-Lapse Monthly Premium for this period.

          Delete the "After the Guaranteed Payment Period" section on page 20 of the Prospectus and replace it with the following:

     After the Guaranteed  Payment Period but During the No-Lapse Payment Period
     - A Grace Period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Date are less than required to guarantee the Contract will not lapse during the No-Lapse Payment Period.

     After the No-Lapse Period A Grace Period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. You must pay a Premium sufficient to provide a Cash Surrender Value equal to three Monthly Deductions during the Grace Period to keep the Contract in force.

          Add the following paragraph to the "Changes in Specified Amount" section on page 30 of the Prospectus:

     In addition, a new No-Lapse Payment Period begins on the effective date of the increase and will continue for fifteen years. We will recalculate the Contract's No-Lapse Monthly Premium to reflect the increase. If a No-Lapse Payment Period is in effect, the Contract's No-Lapse Monthly Premium will also generally be increased. See "No-Lapse Monthly Premium and No-Lapse Payment Period" above.

          Delete the "Additional No-Fee Transfer Right" shown on page 21 of the Prospectus and replace with the following:

     Right to Exchange - The Right to Exchange provision allows you to exchange the Contract to one that provides benefits that don't vary based on the performance of the Funds. Once within the first 24 Contract Months following the Contract Date or within the first 24 months following the effective date of an increase to the Specified Amount, you may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.


5629                                                                       4-00b





PART II


                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     The By-Laws of Kansas City Life  Insurance  Company  provide,  in part,  in
Article XII:

     1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

     Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

     Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                   REPRESENTATIONS RELATING TO FEES AND CHARGES

Kansas City Life Insurance Company hereby represents that the fees and charges deducted under the contracts described in the post-effective amendment are, in the aggregrate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by Kansas City Life Insurance Company.
                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.
     The prospectus consisting of 77 pages. Undertaking to file reports. Rule 484 undertaking.
     Representations relating to fees and charges.
     The signatures.
     Written consents of the following persons:
      (a) C. John Malacarne, Esq.
      (b) Mark A. Milton, Vice President and Actuary (c) Sutherland, Asbill & Brennan.
      (d) Independent Auditors.

     The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:


1.A. (1) Resolutions of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account.1
     (2)  Not applicable.
     (3)  Distributing Contracts:
          (a) Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc.2
          (b)       Not applicable.
          (c)       Schedule of Sales Commissions.2
     (4)  Not applicable.
     (5)  (a)       Specimen Contract Form.1
          (b)       Disability Continuance of Insurance Rider.2
          (c)       Accidental Death Rider.2
          (d)       Option to Increase Specified Amount Rider.2
          (e)       Spouse's Term Insurance Rider.2
          (f)       Children's Term Insurance Rider.2
          (g)       Other Insured Term Insurance Rider.2
          (h)       Extra Protection Rider.2
          (i)       Disability Premium Benefit Rider.2
          (j)       Temporary Life Insurance Agreement.2
          (k)       Limited Aviation Rider.2
          (l)       Unisex Contract Amendment.2
          (m)       Extended Maturity Rider.5
          (n)       Accelerated Death Benefit/Living Benefits Rider.6
     (6)  (a)       Articles of Incorporation of Bankers Life Association of
                    Kansas City.1
          (b)       Restated Articles of Incorporation of Kansas City Life
                    Insurance Company.1
          (c)       By-Laws of Kansas City Life Insurance Company.1
     (7)  Not applicable.
     (8)  (a)       Agreement between Kansas City Life Insurance Company, MFS
                    Variable Insurance Trust, and Massachusetts Financial
                    Services Company.1
          (b)       Agreement between Kansas City Life Insurance Company, TCI
                    Portfolios, Inc. and Investors Research Corporation.1
          (c)       Agreement between Kansas City Life Insurance Company,
                    Insurance Management Series, and Federated Securities Corp.1

          (d) Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and The Dreyfus Life and Annuity Index Fund, Inc.4

          (e) Agreement between Kansas City Life Insurance Company and J.P. Morgan Series Trust II.7

          (f) Agreement between Kansas City Life Insurance Company and each of Calamos Insurance Trust, Calamos Asset Management, Inc. and Calamos Financial Services, Inc.7

          (g) Agreement between Kansas City Life Insurance Company and each of Templeton Variable Products Series Fund and Franklin Templeton Distributors, Inc.7

          (h) Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund).7

     (9)  Not Applicable.
     (10) Application Form.1
     (11) Memorandum describing issuance, transfer, and redemption procedures.

B.   Not applicable.

C.   Not applicable.

2. Opinion and consent of C. John Malacarne, Esq., as to the legality of the securities being registered.
3.   Not applicable.
4.   Not applicable.
5.   Not applicable.
6. Opinion and consent of Mark A. Milton, Vice President and Actuary, as to actuarial matters pertaining to the securities being registered.
7.   (a)  Consent of Ernst & Young LLP.
     (b)  Consent of Sutherland, Asbill & Brennan.
     (c)  Consent of C. John Malacarne.  See Exhibit 2.

----------------------

1 Incorporated herein by reference to the Form S-6 Registration Statement (File No. 33-95354) for Kansas City Life Variable Life Separate Account filed on August 2, 1995.

2 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 33-89984) for Kansas City Life Variable Annuity Separate Account filed on August 25, 1995.

3 Incorporated herein by reference to Pre-Effective Amendment No. 1. to the Form S-6 Registration Statement (File No. 33-95354) for Kansas City Life Variable Life Separate Account filed on December 19, 1995.

4 Incorporated herein by reference to the Form S-6 Registration Statement (File No. 33-95354) filing for Kansas City Life Variable Life Separate Account filed on April 18, 1997.

5 Incorporate herein by reference to Post-Effective Amendment No. 3 of the S-6 Registration Statement (File No. 33-95354) filing for Kansas City Life Variable Life Separate Account filed on April 30, 1998.

6 Incorporated herein by reference to the Form S-6 Registation Statement (File No. 33-95354) filing for Kansas City Life Variable Life Separate Account filed on January 29, 1999.

7 Incorporated herein by reference to the Form S-6 Registation Statement (File No. 33-95354) filing for Kansas City Life Variable Life Separate Account filed on April 19, 1999.




SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Life Separate Account, certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 6 to its Registration Statement and has duly caused this Post-Effective Amendment No. 6 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri, on the 24 day of April, 2000

[SEAL]                                     Kansas City Life
                                           Variable Life Separate Account


                                           -----------------------------
                                           Registrant

                                           Kansas City Life Insurance Company

                                           -----------------------------
                                           Depositor


Attest /s/ C. John Malacarne               By: /s/ R. Philip Bixby
  C. John Malacarne                        R. Philip Bixby, President,CEO and
                                           Vice Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 6 to the Registraton Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature                 Title                              Date


/s/ R. Philip Bixby       President, CEO, Vice Chairman    April 24,2000
R.  Philip Bixby          of the Board and Director



/s/ Richard L. Finn       Senior Vice President, Finance     April 24, 2000
Richard L. Finn           and Director
                          (Principal Financial Officer)

/s/ John K. Koetting      Vice President and Controller      April 24, 2000
John K. Koetting          (Principal Accounting Officer)

/s/ J. R. Bixby           Chairman of the Board and          April 24, 2000
J.R.  Bixby               Director

/s/ Walter E. Bixby III   Director                           April 24, 2000
W. E. Bixby III

/s/Daryl D. Jensen        Director                           April 24, 2000
Daryl D.  Jensen

/s/ C. John Malacarne     Director                           April 24, 2000
C.  John Malacarne

/s/ Jack D. Hayes         Director                           April 24, 2000
Jack D.  Hayes

/s/ Webb R. Gilmore       Director                           April 24, 2000
Webb R.  Gilmore

/s/Warren J. Hunzicker, M.D.  Director                       April 24, 2000
Warren J.  Hunzicker, M.D.

/s/Michael J. Ross        Director                           April 24, 2000
Michael J.  Ross

/s/Elizabeth T. Solberg   Director                           April 24, 2000
Elizabeth T. Solberg

E. Larry Winn, Jr.        Director                           April 24, 2000

/s/Nancy Bixby Hudson     Director                           April 24, 2000
Nancy Bixby Hudson



                              Exhibit Index List


1.A.(11)    Memorandum describing issuance, transfer and redemption procedures
2.          Opinion and consent of C. John Malacarne as to the legality of the securities being registered
6.          Opinion and consent of Mark A. Milton, Vice President and
            Actuary, as to actuarial matters pertaining to the securities being registered
7.(a)       Consent of Ernst & Young LLP
7.(b)       Consent of Sutherland, Asbill & Brennan
8.          Undertaking

APRIL 2000

DESCRIPTION OF ISSUANCE,

TRANSFER AND REDEMPTION PROCEDURES FOR CONTRACTS

PURSUANT TO RULE 6e-3(T)(b)(12)(iii)

FOR FLEXIBLE PREMIUM LIFE INSURANCE CONTRACTS

ISSUED BY

KANSAS CITY LIFE INSURANCE COMPANY

This document sets forth the current administrative procedures that will be followed by Kansas City Life Insurance Company ("Kansas City Life") in connection with its issuance of individual flexible premium variable life insurance contracts (the "Contracts"), the transfer of assets held thereunder, and the redemption by Contract owners (the "Owners") of their interests in those Contracts. Capitalized terms used herein have the same meaning as in the prospectus for the Contract that is included in the current registration statement on Form S-6 for the Contract as filed with the Securities and Exchange Commission ("Commission" or "SEC").

I.   Procedures   Relating  to  Purchase  and  Issuance  of  the  Contracts  and
     Acceptance of Premiums

A. Offer of the Contracts, Applications, Initial Net Premiums, and Issuance of the Contracts

1. Offer of the Contracts. The Contracts will be offered and sold for premiums pursuant to established premium schedules and underwriting standards in accordance with state insurance laws. Premiums for the Contracts and related insurance charges will not be the same for all Owners selecting the same
Specified Amount. Insurance is based on the principle of pooling and distribution of mortality risks, which assumes that each Owner pays a premium and related insurance charges commensurate with the Insured's mortality risk as actuarially determined utilizing factors such as age, sex, level of specified amount, health and occupation. A uniform premium and insurance charges for all Insureds would discriminate unfairly in favor of those Insureds representing greater risk. Although there will be no uniform insurance charges for all Insureds, there will be a uniform insurance rate for all Insureds of the same risk class and same band for cost of insurance rates. A description of the Monthly Deduction under the Contract, which includes charges for cost of insurance and for supplemental benefits, is in Appendix A to this memorandum.

2. Application. To purchase a Contract, the Owner must complete an application and submit it through an authorized Kansas City Life agent. An application will not be deemed to be complete unless all required information, including without limitation age, sex, and medical and other background information, has been provided in the application.

If the applicant is eligible for temporary insurance coverage, a temporary insurance agreement "TIA") should also accompany the application. The TIA provides temporary insurance coverage prior to the date when all underwriting and other requirements have been met and the application has been approved, with certain limitations, as long as an initial premium payment accompanies the TIA. In accordance with Kansas City Life's underwriting rules, temporary life insurance coverage may not exceed $250,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and the initial premium will be returned to the applicant.

3. Payment of Minimum Initial Premium and Determination of Contract Date. With the TIA, the applicant must pay an initial premium payment at the time of application that is at least equal to two Guaranteed Monthly Premiums (one Guaranteed Monthly Premium is required for Contracts when premium payments will be made under a pre-authorized payment or combined billing arrangement). The minimum initial premium payment required depends on a number of factors, such as the age, sex and risk class of the proposed Insured, the Initial Specified Amount, any supplemental and/or rider benefits and the Planned Premium Payment payments the Owner proposes to make. (See "Planned Premium Payments," below.)

In general, when applications are submitted with the required premium payment (and the premium payment is submitted in "good order") the Contract Date will be the same as that of the TIA. For Contracts where the required premium is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days. There are several exceptions to these rules, described below.

Contract Date Calculated to Be 29th, 30th or 31st of Month
No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month. When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month. In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be set to the 1st of the next month.

Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB) -- Premium with Application
If PAC or CB is requested and the initial premium is taken with the application, the Contract Date will be the date of approval. Combined Billing is a billing where multiple Kansas City Life contracts are billed together.


Government Allotment (GA) and Federal Allotment (FA)
If GA or FA is requested on the application and an initial premium is taken with the application, the Contract Date will be the date of approval. If GA or FA is requested and no initial premium is received the Contract Date will be the date we receive a full monthly allotment.

Conversions
If a Kansas City Life term insurance product is converted to a new Contract the Contract Date will be the date up to which the premiums for the previous contract were paid. If there is more than one term policy being converted, the Contract Date will be determined by the contract with the earliest date up to which premiums were paid.


Kansas City Life may specify the form in which a premium payment must be made in order for the premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

An initial premium will not be accepted from applicants that are not eligible for TIA coverage. Coverage under the Contract begins on the Contract Date, and Kansas City Life will deduct Contract charges as of the Contract Date.

The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance age (and receive a lower cost of insurance rate). In no case may the Contract Date be more than six months prior to the date the application was completed. Monthly Deductions will be charged from the Contract Date. If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when all underwriting and other requirements have been met and the application has been approved. (For a discussion of underwriting requirements, see "Underwriting Requirements" below). Kansas City Life will deduct contract charges as of the Contract Date.

4. Underwriting Requirements. Kansas City Life requires satisfactory evidence of the proposed Insured's insurability, which may include a medical examination of the proposed Insured. The available issue ages are 0 through 80 on a standard nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis. Age is determined on the Contract Date based on the Insured's age last birthday. The minimum Specified Amount is $100,000 for issue ages 0 through 49. The minimum Specified Amount is $50,000 for issue ages 50 through
80. Acceptance of an application depends on Kansas City Life's underwriting rules, and Kansas City Life reserves the right to reject an application.

5. Determination of Owner of the Contract. The Owner of the Contract may exercise all rights provided under the Contract. The Insured is the Owner, unless a different Owner is named in the application. The Owner may by Written Notice name a contingent Owner or a new Owner while the Insured is living. Unless a contingent Owner has been named, on the death of the last surviving Owner, ownership of the Contract passes to the estate of the last surviving Owner, who will become the Owner if the Owner dies. The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to Kansas City Life.

B.      Payment and Acceptance of Additional Premiums

1. Generally. Additional unscheduled premium payments can be made at any time while the Contract is in force. Kansas City Life has the right to limit the number and amount of such premium payments and to require satisfactory evidence of insurability prior to accepting unscheduled premiums. A loan repayment must be clearly marked as such or it will be credited as a premium. No premium payment will be accepted after the Maturity Date.

2. Procedures for Accepting Additional Premium Payments. Premium payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a premium payment must be made in order for the premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

Total premiums paid may not exceed premium limitations for life insurance set forth in the Internal Revenue Code. Kansas City Life will monitor Contracts and will notify the Owner if a premium payment exceeds this limit and will cause the Contract to violate the definition of insurance. The owner may choose to take a refund of the portion of the premium payment that is determined to be in excess of applicable limitations, or the Owner may submit an application to modify the Contract so it continues to qualify as a contract for life insurance. Modifying the Contract may require evidence of insurability. (See "Underwriting Requirements" above.) Kansas City Life will monitor Contracts and will attempt to notify the Owner on a timely basis if premiums paid under a Contract exceed the "7-Pay Test" as set forth in the Internal Revenue Code and, therefore, the Contract is in jeopardy of becoming a modified endowment contract.

3. Planned Premium Payments. When applying for a Contract, the Owner selects a plan for paying level premium payments at specified intervals, e.g., monthly, quarterly, semi-annually or annually. If the Owner elects, Kansas City Life will also arrange for payment of Planned Premium Payments on a monthly or quarterly basis under a pre-authorized payment arrangement. The Owner is not required to pay premium payments in accordance with these plans; rather, the Owner can pay more or less than planned or skip a Planned Premium Payment entirely. Each premium after the initial premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described above, the Owner can change the amount and frequency of Planned Premium Payments by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a premium payment or the total premium payments paid, as discussed above.

4. Guaranteed Payment Period and Guaranteed Monthly Premium. A Guaranteed Payment Period is the period during which Kansas City Life guarantees that the Contract will not lapse if the amount of total premiums paid is greater than or equal to the sum of: (1) the accumulated Guaranteed Monthly Premiums in effect on each prior Monthly Anniversary Day, and (2) an amount equal to the sum of any partial surrenders taken and Indebtedness under the Contract. The Guaranteed Payment Periods are five years following the Contract Date and five years following the effective date of an increase in the Specified Amount.

The Guaranteed Monthly Premium is shown in the Contract. The per $1,000 Guaranteed Monthly Premium factors for the Specified Amount vary by risk class, issue age, and sex. Additional premiums for substandard ratings and supplemental and/or rider benefits are included in the Guaranteed Monthly Premium. However, upon a change to the Contract, Kansas City Life will recalculate the Guaranteed Monthly Premium and will notify the Owner of the new Guaranteed Monthly Premium and amend the Owner's Contract to reflect the change.

5. Premium Payments Upon Increase in Specified Amount. A new Guaranteed Payment Period begins on the effective date of an increase in Specified Amount. The Owner will be notified of the new Guaranteed Monthly Premium for this period. Depending on the Contract Value at the time of an increase in the Specified Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of Planned Premium Payments may be advisable.

6. Premium Payments to Prevent Lapse. Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

a. During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period. The premium required to keep the Contract in force will be an amount equal to the lesser of: (1) the amount to guarantee the
Contract will not lapse during the Guaranteed Payment Period less the accumulated premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.

b. After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

7. Grace Period. The grace period is a 61-day period to make a premium payment sufficient to prevent lapse. Kansas City Life will send notice of the amount required to be paid during the grace period to the Owner's last known address and the address of any assignee of record. The grace period will begin when the notice is sent. The Owner's Contract will remain in force during the grace period. If the Insured should die during the grace period, the Death Benefit proceeds will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death (and for any Indebtedness). If the grace period premium payment has not been paid before the grace period ends, the Owner's Contract will lapse. It will have no value and no benefits will be payable. A grace period also may begin if Indebtedness becomes excessive.

C.      Allocation and Crediting of Initial and Additional Premiums

1. The Separate Account, Subaccounts, and Fixed Account. The variable benefits under the Contracts are supported by the Kansas City Life Variable Life Separate Account (the "Variable Account"). The Variable Account currently consists of 21 Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund Portfolio that is part of one of the following Funds:
MFS Variable Insurance Trust ("MFS Trust"), American Century Variable Portfolios Inc. ("American Century Variable Portfolios"), Federated Insurance Series, Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., J.P. Morgan Series Trust II, Franklin Templeton Variable Insurance Products Trust and Calamos Advisors Trust. Each Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. Owners also may allocate Contract Value to Kansas City Life's general account (the "Fixed Account"). Additional Subaccounts may be added from time to time to invest in portfolios of MFS Trust, American Century Variable Portfolios, Federated Insurance Series, Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc, J.P. Morgan Series Trust II, Templeton Variable Insurance Products Trust and Calamos Advisors Trust or any other investment company.

2. Allocations Among the Accounts. Net Premiums and Contract Value are allocated to the Subaccounts and the Fixed Account in accordance with the following procedures.

a. General. In the Contract application, the Owner specifies the percentage of a Net Premium to be allocated to each Subaccount and to the Fixed Account. The sum of the allocations must equal 100%, and Kansas City Life reserves the right to limit the number of Subaccounts to which premiums may be allocated. The number will never be limited to less than 12, The Owner can change the allocation percentages at any time, subject to these rules, by sending Written Notice to the Home Office. The change will apply to premium payments received with or after receipt of that Written Notice.

b. Allocation of Initial Premium. On the Allocation Date, the initial Net Premium will be allocated to the Money Market Subaccount. The Allocation Date is the later of the date when all underwriting and other requirements have been met and an application has been approved, or the date the initial premium is received in good order at the Home Office. Kansas City Life may specify the form in which a premium payment must be made in order for the premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required. If any additional premiums are received in good order before the Reallocation Date (as defined below), the corresponding Net Premiums also will be allocated to the Money Market Subaccount. The "free-look" period under the Contract is assumed to end on the Reallocation Date, and on that date, Contract Value in the Money Market Subaccount will be allocated to the Subaccounts and to the Fixed Account based on the Net Premium allocation percentages specified in the application. The Reallocation Date is 30 days after the Allocation Date.

c. Allocation of Additional Premiums. Premiums received on or after the Reallocation Date will be credited to the Contract and the Net Premiums will be invested as requested on the Valuation Day they are received at Kansas City Life's Home Office, except if additional underwriting is required. Premium payments requiring additional underwriting will not be credited to the Contract until underwriting has been completed and the premium payment has been accepted. (See "Underwriting Requirements" above). If the additional premium payment is rejected, Kansas City Life will return the premium payment immediately, without any adjustment for investment experience.

II.     Transfers Among Accounts

        A.      Transfer Privilege

1. General. After the Reallocation Date and prior to the Maturity Date, the Owner may transfer all or part of an amount in the Subaccount(s) to another Subaccount(s) or to the Fixed Account, or transfer a part of an amount in the Fixed Account to the Subaccount(s), subject to the restrictions described below. Kansas City Life will make the transfer on the date that it receives Written Notice requesting such transfer.

2. General Restrictions on Transfer Privilege. The minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account. A transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 will be treated as a transfer request for the entire amount in that Subaccount or the Fixed Account. There is no limit on the number of transfers that can be made among Subaccounts or to the Fixed Account. However, only one transfer may be made from the Fixed Account each Contract Year. (For a description of those restrictions, see "Restrictions on Transfers from Fixed Account," below.) The first six transfers during each Contract Year are free. Any unused free transfers do not carry over to the next Contract Year. Kansas City Life will assess a $25 Transfer Processing Fee for the seventh and each subsequent transfer during a Contract Year. For the purpose of assessing the fee, each Written Request (or telephone request described below) is considered to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by the transfer. The processing fee will be deducted from the amount being transferred or from the remaining Contract Value, according to the Owner's instructions.

3. Restrictions on Transfers from Fixed Account. One transfer each Contract Year is allowed from the Fixed Account to any or all of the Subaccounts. The amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer, unless the balance after the transfer is less than $250, in which case Kansas City Life will transfer the entire amount.

B.      Telephone Authorizations

1. Election of the Program. Transfers, changes in premium allocation, changes in dollar cost averaging, changes in portfolio rebalancing and loan requests will be based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization has been provided to Kansas City Life. Kansas City Life reserves the right to suspend telephone transfer, premium allocation and/or loan privileges at any time, for any reason, if it deems such suspension to be in the best interests of Contract Owners.


2. Procedures Employed to Confirm Genuineness of Telephone Transfer, Premium Allocation Changes and Loan Privileges Instructions. Kansas City Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Kansas City Life follows those procedures it will not be liable for any losses due to unauthorized or fraudulent instructions.
Kansas City Life may be liable for such losses if it does not follow those reasonable procedures. The procedures Kansas City Life will follow for telephone transfers, premium allocation changes and loans include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

C.      Dollar Cost Averaging Plan

1. General. The Dollar Cost Averaging Plan, if elected, enables the Owner to transfer systematically and automatically, on a monthly basis for a period of 3 to 36 months, specified dollar amounts from the Money Market Subaccount to other Subaccounts. At least $250 must be transferred from the Money Market Subaccount each month. The required amounts may be allocated to the Money Market Subaccount through initial or subsequent premium payments or by transferring amounts into the Money Market Subaccount from the other Subaccounts or from the Fixed Account (which may be subject to certain restrictions).

2. Election and Operation of the Program. The Owner may elect this plan at the time of application by completing the authorization on the application or at any time after the Contract is issued by properly completing the election form and returning it to Kansas City Life. The election form allows the Owner to specify the number of months for the Dollar Cost Averaging Plan to be in effect. Changes may be made in dollar cost averaging by telephone if proper authorization has been provided. Dollar cost averaging transfers will commence on the next Monthly Anniversary Day on or next following the Reallocation Date or the date The Owner requests. Dollar cost averaging will terminate at the completion of the designated number of months, when the value of the Federated Prime Money Fund II Subaccount is completely depleted, or the day Kansas City Life receives Written Notice instructing Kansas City Life to cancel the Dollar Cost Averaging Plan.

Transfers made from the Money Market Subaccount for the Dollar Cost Averaging Plan will not count toward the six transfers permitted each Contract Year without imposing the Transfer rocessing Fee.

D. Portfolio Rebalancing Plan

1. General. The Owner may elect to have the accumulated balance of each Subaccount redistributed to equal a specified percentage of the Variable Account Value. This will be done on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which the Portfolio Rebalancing Plan commences.

2. Election and Operation of the Plan. If elected, this plan automatically adjusts the Owner's Portfolio mix to be consistent with the allocation most recently requested. The redistribution will not count toward the six transfers permitted each Contract Year without imposing the Transfer Processing Fee. Changes may be made in the Portfolio Rebalancing Plan if proper authorization has been provided. If the Dollar Cost Averaging Plan has been elected and has not been completed, the Portfolio Rebalancing Plan will commence on the Monthly Anniversary Day following the termination of the Dollar Cost Averaging Plan. If the Contract Value is negative at the time portfolio rebalancing is scheduled, the re-distribution will not be completed.

Portfolio rebalancing will terminate when the Owner requests any transfer unless the Owner authorizes a change in allocation at that time or the day Kansas City Life receives written notice instructing Kansas City Life to cancel the plan.

III. "Redemption" Procedures: Full and Partial Surrenders, Maturity Benefit, Death Benefits, and Loans

A.      "Free-Look" Period

The Owner may cancel the Contract for a refund during the "free-look" period. This period expires 10 days after the Owner receives the Contract, 45 days after the application for the Contract is signed, or 10 days after Kansas City Life mails or delivers a Notice of Withdrawal Right (described below), whichever is latest. If the Owner decides to cancel the Contract, the Owner must return it by mail or other delivery method to the Home Office or to the authorized Kansas City Life agent who sold it. Immediately after mailing or delivery, the Contract will be deemed void from the beginning. Within seven calendar days after Kansas City Life receives the returned Contract, Kansas City Life will refund premiums paid. In some states we may be required to refund the greater of Contract Value and premiums paid.

In addition, the Owner may cancel an increase in Specified Amount that the Owner has requested within 10 days after the Owner receives the adjusted Contract, within 45 days after the date the application for the increased coverage is signed, or within 10 days after Kansas City Life mails the Notice of Withdrawal Right for the Specified Amount increase, whichever is latest. The Specified Amount increase will be canceled from its beginning and any charges attributable to the increase will be returned to Contract Value.

B. Notice of Withdrawal Right Required by Rule 6e-3(T)(b)(13)(viii) Upon issuance of a Contract, Kansas City Life will send by first class mail or personal delivery to the Contract Owner a written document containing (i) a notice of the right to return the Contract to Kansas City Life or to one of its authorized agents before the latest of: (a) 10 days after the Owner receives the Contract; (b) 45 days after the application for the Contract is signed; and (c) 10 days after Kansas City Life mails or delivers such notice of the right to return the Contract to the Owner; (ii) a statement of Contract fees and other charges and an illustration of guideline annual premiums, death benefits, and cash surrender values applicable to the age, sex, and risk class of the Insured; and (iii) a form of request for refund of gross premiums paid on the Contract setting forth (a) instructions as to the manner in which a refund may be obtained, including the address to which the request form should be mailed; and
(b) spaces necessary to indicate the date of such request, the Contract number, and the signature of the Contract Owner.

C.      Surrendering the Contract for Cash Surrender Value

The Owner may surrender the Contract at any time for its Cash Surrender Value by submitting a Written Request to the Home Office. Kansas City Life may require return of the Contract. A Surrender Charge may apply. A surrender request will be processed as of the date the Owner's Written Request and all required documents are received. Payment will generally be made within seven calendar days. The Cash Surrender Value may be taken in one lump sum or it may be applied to a payment option. The Owner's Contract will terminate and cease to be in force if it is surrendered for one lump sum. It cannot later be reinstated.

D.      Partial Surrenders

1. General. The Owner may make partial surrenders under the contract at any time, subject to the conditions below. The Owner must submit a Written Request to the Home Office. Each partial surrender must be at least $500. The partial surrender amount may not exceed the Cash Surrender Value, less $300. A Partial Surrender Fee will be assessed on a partial surrender. This charge will be deducted from the Owner's Contract Value along with the amount requested to be surrendered and will be considered part of the surrender (together, "partial surrender amount"). As of the date Kansas City Life receives a Written Request for a partial surrender, the Contract Value will be reduced by the partial surrender amount.

2. Allocation of Partial Surrender Among the Accounts. When the Owner requests a partial surrender, the Owner can direct how the partial surrender amount will be deducted from Contract Value in the Subaccounts and Fixed Account. If the Owner provides no directions, the partial surrender amount will be deducted from Contract Value in the Subaccounts and Fixed Account on a pro-rata basis.

3. Effect of Partial Surrender on Death Benefit. If Coverage Option A is in effect, Kansas City Life will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess, if any, of the Death Benefit over the Specified Amount at the time the partial surrender is made. If the partial surrender amount is less than the excess of the Death Benefit over the Specified Amount, the Specified Amount will not be reduced. Kansas City Life reserves the right to reject a partial surrender request if the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under Kansas City Life's then-current rules, or if the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Kansas City Life.

4. Date Partial Surrender Requests Are Processed. Partial surrender requests will be processed as of the date the Owner's Written Request is received in good order, and generally will be paid within seven calendar days. A Written Request for a partial surrender will be deemed to be good order when, among other things, all required supporting documentation has been received.

E.      Surrender Charge

During the first fifteen Contact Years, a Surrender Charge will be deducted from the Contract Value if the Contract is completely surrendered or lapses or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount). The Surrender Charge is the sum of two parts, the Deferred Sales Load and the Deferred Administrative Expense. The total Surrender Charge will not exceed the maximum Surrender Charge set forth in the Contract. An additional Surrender Charge and Surrender Charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.

Any Surrender Charge deducted upon lapse is credited back to the Contract Value upon reinstatement. The Surrender Charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the Surrender Charge on any date after reinstatement, the period the Contract was lapsed will not count.

1. Deferred Sales Load. The Deferred Sales Load is 30% of actual premiums paid up to a maximum premium amount shown in the Contract. The maximum premium amount shown in the Contract is based on the issue Age, sex, Specified Amount, and smoking class applicable to the Insured. If the Owner increases the Contract's Specified Amount, a separate Deferred Sales Load will apply to the Specified Amount increase, based on the Insured's Age, sex, and smoking class at the time of the increase.

The Deferred Sales Load in the first nine years of the Surrender Charge period is 30% of actual premiums paid up to the maximum premium amount shown in the Contract. After the ninth year of the Surrender Charge Period, the Deferred Sales Load declines until it reaches 0% in the fifteenth year of the Surrender Charge period.



2. Deferred Administrative Expense. The Table below shows the Deferred Administrative Expense deducted if the Owner surrenders, lapses, reduces the Specified Amount, or takes a partial surrender during the first fifteen Contract Years or during the fifteen years following an increase in Specified Amount. The Deferred Administrative Expense is an amount per $1,000 of Specified Amount and will grade down to zero at the end of fifteen years.

Table of Deferred Administrative Expenses per $1,000 of Specified Amount
                  End of Year*            Deferred Administrative Expense
                        1-5                     5.00
                        6                       4.50
                        7                       4.00
                        8                       3.50
                        9                       3.00
                        10                      2.50
                        11                      2.00
                        12                      1.50
                        13                      1.00
                        14                      0.50
                        15                      0.00

     * End of year means number of completed Contract years or number of completed years following an increase in Specified Amount.

     After the fifth year, the Deferred Administrative Expense between years will be pro-rated monthly. The charge for the first five years will be level.

F. Partial Surrender Fee Kansas City Life will deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. This charge will be deducted from the Contract Value in addition to the amount requested to be surrendered and will be considered to be part of the partial surrender amount.

G.      Redemptions for Monthly Deduction

On the Allocation Date, Kansas City Life will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that have occurred prior to the Allocation Date. (The Monthly Deduction is described in Appendix A.) Subsequent Monthly Deductions will be made as of each Monthly Anniversary Day thereafter. The Owner's Contract Date is the date used to determine the Owner's Monthly Anniversary Day. The Monthly Deduction consists of (1) cost of insurance charges, (2) administration fees, and (3) any charges for supplemental and/or rider benefits. The Monthly Deduction is deducted from the Variable Accounts and Fixed Account pro rata on the basis of the portion of Contract Value in each account on the Monthly Anniversary Day.

H.      Death Benefits

As long as the Contract remains in force, Kansas City Life will pay the Death Benefit proceeds upon receipt at the Home Office of proof of the Insured's death that Kansas City Life deems satisfactory. Kansas City Life may require return of the Contract. The Death Benefit will be paid in a lump sum generally within seven calendar days of receipt of satisfactory proof or, if elected, under a payment option. The Death Benefit will be paid to the Beneficiary.

As described below, Kansas City Life will pay Death Benefit proceeds through Kansas City Life's Personal Growth Account. Kansas City Life places proceeds to be paid through the Personal Growth Account in their general account. The Personal Growth Account pays interest and provides check-writing privileges under which Kansas City Life reimburses the bank that pays the check out of the proceeds held in their general account. A Contract Owner or beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account. Kansas City Life pays interest on Death Benefit Proceeds from the date of death to the date the Personal Growth Account is closed.

The Personal Growth Account is not a bank account and is not insured, nor guaranteed, by the FDIC or any other government agency.

Kansas City Life will pay Death Benefit proceeds through the Personal Growth Account when:

o        the proceeds are paid to an individual; and

o        the amount of proceeds is $5,000 or more.

Any other use of the Personal Growth Account requires Kansas City Life's approval.

1. Amount of Death Benefit Proceeds. The Death Benefit proceeds are equal to the sum of the Death Benefit under the Coverage Option selected calculated on the date of the Insured's death, plus any supplemental and/or rider benefits, minus any Indebtedness on that date and, if the date of death occurred during a grace period, minus any past due Monthly Deductions. Under certain circumstances, including without limitation when the age or sex of the Insured has been misstated or when the Insured dies by suicide within two years of the Contract Date or within two years after the effective date of any increase in the Specified Amount, the amount of the Death Benefit may be further adjusted. If part or all of the Death Benefit is paid in one sum, Kansas City Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

2. Coverage Options. The Contract Owner may choose one of two Coverage Options, which will be used to determine the Death Benefit. Under Option A, the Death Benefit is the greater of the Specified Amount or the Applicable Percentage (as described below) of Contract Value on the date of the Insured's death. Under Option B, the Death Benefit is the greater of the Specified Amount plus the Contract Value on the date of death, or the Applicable Percentage of the Contract Value on the date of the Insured's death.

If investment performance is favorable, the amount of the Death Benefit may increase. However, under Option A, the Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all. Under Option B, the Death Benefit will vary directly with the investment performance of the Contract Value.

The "Applicable Percentage" is 250% when the Insured has attained Age 40 or less, and decreases each year thereafter to 100% when the Insured has attained Age 95.

3. Initial Specified Amount and Coverage Option. The Initial Specified Amount is set at the time the Contract is issued. The Owner may change the Specified Amount from time to time, as discussed below. The Owner selects the Coverage Option when the Owner applies for the Contract. The Owner also may change the Coverage Option, as discussed below.

4. Changes in Coverage Option. We reserve the right to require that the Contract be in force for one Contract Year before any change in Coverage Option and that no more than one change in Coverage Option be made in any 12-month period. On or after the first Contract Anniversary, the Owner may change the Coverage Option on the Contract subject to the following rules. After the Coverage Option has been changed, it cannot be changed again for the next twelve Contract Months. After any change, the Specified Amount must be at least $100,000 for issue Ages 0-49 and $50,000 for issue Ages 50-80. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that Kansas City Life receives and accepts the request. Kansas City Life may require satisfactory evidence of insurability. (See "Underwriting requirements," above.)

When a change from Option A to Option B is made, the Specified Amount after the change is effective will be equal to the Specified Amount before the change. The Death Benefit will increase by the Contract Value on the effective date of the change. When a change from Option B to Option A is made, the Specified Amount after the change will be equal to the Specified Amount before the change is effected plus the Contract Value on the effective date of the change.

5. Ability to Adjust Specified Amount. We reserve the right to require that the Contract be in force for one Contract Year before a change in Specified Amount and we reserve the right to only allow one change in Specified Amount every twelve Contract months. If a change in the Specified Amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify the Contract as a life insurance contract, Kansas City Life will refund, after the next Monthly Anniversary, to the Owner the amount of such excess above the premium limitations.

Kansas City Life reserves the right to decline a requested decrease in the Specified Amount if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract, or if to effect the requested decrease, payments to the Owner would have to be made from the Contract Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Cash Surrender Value under the Contract.

The Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at issue Ages 0-49 and $50,000 for Contracts that were issued at issue Ages 50-80. A decrease in Specified Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

Any increase in the Specified Amount must be at least $25,000 and an application must be submitted. Kansas City Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's attained Age must be less than the current maximum issue Age for the Contracts, as determined by Kansas City Life from time to time.

The increase in Specified Amount will become effective on the Monthly Anniversary Day on or next following the date the request for the increase is received and approved. A new Guaranteed Payment Period will begin on the effective date of the increase and will continue for five years. The Contract's Guaranteed Monthly Premium will be recalculated to reflect the increase. If a Guaranteed Payment Period is in effect, the Contract's Guaranteed Monthly Premium amount will also generally be increased. An increase in Specified Amount may be cancelled by the Owner in accordance with the Contract's "free look" provisions. In such case, the amount refunded will be limited to those charges that are attributable to the increase.

A new Surrender Charge and Surrender Charge period will apply to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase. After an increase, Kansas City Life will, for purposes of calculating Surrender Charges, attribute a portion of each premium payment the Owner makes to the Specified Amount increase, even if the Owner does not increase the amount or frequency of the Owner's premiums. Premiums will be allocated based upon the proportion that the "coverage premium weighting factor" for the initial Specified Amount and each increase bears to the total "coverage premium weighting factor" for the Contract.

The "coverage premium weighting factor" is a hypothetical, level amount that would be payable through the Maturity Date for the benefits provided under the Contract. Kansas City Life will calculate this amount using the following assumptions: o Cost of insurance rates based on the 1980 Commissioners Standard Ordinary Mortality Tables; o Net investment earnings under the Contract; o An effective annual rate of 5%; and o Sales and other charges imposed under the Contract.

I. Loans 1. When Loans are Permitted. Prior to the death of the Insured, the Owner may borrow against the Contract at any time by submitting a Written Request to the Home Office, provided that the Cash Surrender Value of the Contract is greater than zero. Loans may also be made by telephone if the appropriate election has been made at the time of application or proper authorization has been provided. The maximum loan amount is equal to the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. Contract loans will be processed as of the date the Owner's Written Request is received and approved. Loan proceeds generally will be sent to the Owner within seven calendar days.

2. Interest. Kansas City Life will charge interest on any Indebtedness at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Indebtedness.

3. Loan Collateral. When a Contract loan is made, an amount sufficient to secure the loan is transferred out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account. Thus, a loan will have no immediate effect on the Contract Value, but the Cash Surrender Value will be reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Variable Accounts and/or Fixed Account from which collateral will be transferred. If no allocation is specified, collateral will be transferred from each Subaccount and from the unloaned value in the Fixed Account in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date that the loan is made. An amount of Cash Surrender Value equal to any due and unpaid loan interest will also be transferred to the Loan Account on each Contract Anniversary. Due and unpaid interest will be transferred from each Subaccount and the unloaned value in the Fixed Account in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

The Loan Account will be credited with interest at an effective annual rate of not less than 4%. Interest earned on the Loan Account will be added to the Fixed Account.

4. Preferred Loan Provision. Beginning in the eleventh Contract Year, a preferred loan may be made. The maximum amount available for a preferred loan is the Contract Value less premiums paid and may not exceed the maximum loan amount. The amount in the Loan Account securing the preferred loan will be credited with interest at an effective annual rate of 6.0%. The preferred loan provision is not guaranteed.

5. Loan Repayment;. The Owner may repay all or part of the Owner's Indebtedness at any time while the Insured is living and the Contract is in force. Each loan repayment must be at least $50.00. Loan repayments must be sent to the Home Office and will be credited as of the date received. A loan repayment must be clearly marked as "loan repayment" or it will be credited as a premium. When a loan repayment is made, Contract Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Unless specified otherwise by the Owner, loan repayment amounts will be transferred to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.

6. Reduction in Death Benefit. If the Death Benefit becomes payable while a loan is outstanding, the Indebtedness will be deducted in calculating the Death Benefit proceeds.

7. Default. If the Loan Account Value exceeds the Contract Value less any applicable Surrender Charge on any Valuation Day, the Contract will be in default. The Owner, and any assignee of record, will be sent notice of the default. The Owner will have a 61-day grace period to submit a sufficient payment to avoid termination of coverage under the Contract. The notice will specify the amount that must be repaid to prevent termination.

J.      Payment Options

The Contract offers a variety of ways of receiving proceeds payable under the Contract, such as on surrender, death or maturity, other than in a lump sum. These payment options are summarized below. The Owner may apply proceeds of $2,000 or more which are payable under this Contract to any of the following options:

1. Option 1 - Interest Payments. Kansas City Life will make interest payments to the payee annually or monthly as elected. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest paid annually. The proceeds and any unpaid interest may be withdrawn in full at any time.

2. Option 2 - Installments of a Specified Amount. Kansas City Life will make annual or monthly payments until the proceeds plus interest are fully paid. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest. The present value of any unpaid installments may be withdrawn at any time.

3. Option 3 - Installments For a Specified Period. Payment of the proceeds may be made in equal annual or monthly payments for a specified number of years. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest. The present value of any unpaid installments may be withdrawn at any time.

4. Option 4 - Life Income. Kansas City Life will pay an income during the payee's lifetime. A minimum guaranteed payment period may be chosen. Payments received under the Installment Refund Option will continue until the total income payments received equal the proceeds applied.

5. Option 5 - Joint and Survivor Income. Kansas City Life will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

6. Minimum Amounts. Kansas City Life reserves the right to pay the total amount of the Contract in one lump sum, if less than $2000. If payments are less than $50, payments may be made less frequently at Kansas City Life's option. If Kansas City Life has available at the time a payment option is elected options or rates on a more favorable basis than those guaranteed, the more favorable benefits will apply.

K. Delay in Redemptions or Transfers Kansas City Life will ordinarily pay any Death Benefit proceeds, loan proceeds, partial surrender proceeds, or full surrender proceeds within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, Kansas City Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Kansas City Life's Contract Owners.

L.      Additional No-Fee Transfer  Right
This additional, one-time transfer feature allows the Owner to transfer all or a portion of the Variable Account Value to the Fixed Account and Kansas City Life will make this transfer without applying the transfer processing fee (even if the Owner has already used the six free transfers for that Contract Year.) This Additional No-Fee Transfer Right applies during the first 24 months of the Contract or within the 24 months following the effective date of an increase to the Specified Amount.

M.      Maturity Benefit
The Maturity Date is the Contract Anniversary an or next following the Insured's 95th birthday. If the Contract is still in force on the Maturity Date, the Maturity Benefit will be paid to you. The Maturity Benefit is equal to the Cash Surrender Value on the Maturity Date.

APPENDIX A
On the Allocation Date, Kansas City Life will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary Day that have occurred prior to the Allocation Date. Subsequent Monthly Deductions will be made as of each Monthly Anniversary Day thereafter. The Contract Date is the date used to determine the Monthly Anniversary Day. The Monthly Deduction consists of (1) cost of insurance charges, (2) administration fees (the "Monthly Expense Charge"), and (3) any charges for supplemental and/or rider benefits. The Monthly Deduction is deducted from the Variable Accounts and Fixed Account pro rata on the basis of the portion of Contract Value in each account on the Monthly Anniversary Day.

Cost of Insurance Charge. This charge compensates Kansas City Life for the expense of providing insurance coverage. Kansas City Life may make a profit from this charge. Any profit may be used to finance distribution expenses. The charge depends on a number of variables and therefore will vary from Contract to Contract and from Monthly Anniversary Day to Monthly Anniversary Day. For any Contract, the cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the net amount at risk on that Monthly Anniversary Day.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit, discounted with one month of interest and the Contract Value, as calculated on that Monthly Anniversary Day before the cost of insurance charge is taken. The interest rate used to discount the Death Benefit is the current interest rate that is being credited on portions of any Net Premiums that are allocated to the Fixed Account as of that Monthly Anniversary Day.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's Age, sex, level of specified amount, number of completed Contract Years, and risk class, and therefore varies from time to time. Kansas City Life currently places Insureds in the following classes, based on underwriting: Standard Smoker, Standard Nonsmoker, or Preferred Nonsmoker. An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes. Standard Nonsmoker rates are available for Issue Ages 0-80. Standard Smoker and Preferred Nonsmoker rates are available for Issue Ages 15-80. Contracts with a specified amount of $500,000 and above currently are subject to a lower level of cost of insurance charges.

The cost of insurance rate for an increase in Specified Amount will be determined on each Monthly Anniversary Day and is based on the Insured's Age, sex, number of completed Contract Years, and risk class.

Kansas City Life places the Insured in a risk class when the Contract is given underwriting approval, based on Kansas City Life's underwriting of the application. When an increase in Specified Amount is requested, Kansas City Life conducts underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, the lower rates will apply to the entire Specified Amount. If the risk class for the increase has higher cost of insurance rates than the existing class, the higher rates will apply only to the increase in Specified Amount, and the existing risk class will continue to apply to the existing Specified Amount.

Kansas City Life does not conduct underwriting for an increase in Specified Amount if the increase is requested as part of a conversion from a term contract or on exercise of the Option to Increase the Specified Amount Rider. In the case of a term conversion, the risk class that applies to the increase will be based on the provisions of the term contract. In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase will be the class in effect on the initial Specified Amount at the time that the increase is elected.

The net amount at risk associated with a Specified Amount increase is determined by the percentage that the Specified Amount increase bears to the Contract's total Specified Amount immediately following the increase. The resulting percentage is the part of the Contract's total net amount at risk that is attributed to the Specified Amount increase. The remaining percentage of the Contract's total net amount at risk is attributed to the existing Specified Amount. (For example, if the Contract's Specified Amount is increased by $100,000 and the total Specified Amount is $250,000, then 40% of the total net amount at risk is attributed to the Specified Amount increase.) On each Monthly Anniversary Day, the net amount at risk used to determine the cost of insurance charge associated with the Specified Amount increase is the Contract's total net amount of risk at that time, multiplied by the percentage calculated as described above. This percentage remains fixed until the Specified Amount is changed.

Kansas City Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the contracts. The guaranteed rates for standard and preferred classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Kansas City Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. Current cost of insurance rates will be determined based on Kansas City Life's expectations as to future mortality experience. These rates may change from time to time.

Monthly Expense Charge. Kansas City Life will begin deducting the Monthly Expense Charge from the Contract Value as of the Contract Date. Thereafter, Kansas City Life will deduct a Monthly Expense Charge from the Contract Value as of each Monthly Anniversary Day. The Monthly Expense Charge is made up of two parts:

(1) a maintenance charge which is a level monthly charge which applies in all years. The maintenance charge is guaranteed not to exceed $6.00.

(2) An acquisition charge which is a charge of $20 per Contract Month for the first Contract Year and $20 per Contract Month for 12 months following the effective date of an increase in Specified Amount.

The Monthly Expense Charge reimburses Kansas City Life for expenses incurred in the administration of the Contracts and the Variable Account. Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements.

Reduced Charges for Eligible Groups
The charges otherwise applicable may be reduced with respect to Contracts issued to a class of associated individuals or to a trustee, employer or similar entity where Kansas City Life anticipates that the sales to the members of the class will result in lower than normal sales or administrative expenses. These reductions will be made in accordance with our rules in effect at the time of the application for a Contract. The factors we will consider in determining the eligibility of a particular group for reduced charges and the level of the reduction are as follows: the nature of the association and it organizational framework, the method by which sales will be made to the members of the class, the facility with which premiums will be collected from the associated individuals and the association capabilities with respect to administrative tasks, the anticipated persistency of the Contract, the size of the class of associated individuals and the number of years it has been in existence and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interest of any Contract holder.

Supplemental and/or Rider Benefits
The following supplemental and/or rider benefits are available and may be added to the Owner's Contract. Monthly charges for these benefits and/or riders will be deducted from the Owner's Contract Value as part of the Monthly Deduction. All of these riders may not be available in all states.

          Disability Continuance of Insurance (DCOI) Issue Ages: 15-55, renewal through age 59 This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured. DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

          Accidental Death Benefit (ADB) Issue Ages: 0-60 This rider provides for the payment of an additional amount of insurance in the event of accidental death. The rider terminates when the Insured attains age 70.

          Option to Increase Specified Amount (Assured  Insurability - AI) Issue
          Ages: 0-38 This rider allows the Specified Amount of the Contract to increase bythe option amount or less, without evidence of insurability on the Insured. These increases may occur on regular option dates or alternate option dates. See the rider contract for the specific dates.

          Spouse's Term insurance (STI) Issue Ages: 15-50 (Spouse's age) This rider provides decreasing term insurance on the Insured's spouse. The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased. The amount of insurance per unit of coverage is based on the Insured Spouse's attained age. A table specifying the amount of insurance per unit of coverage is in the rider contract.

          Children's Term Insurance (CTI) Issue Ages: 14 Days - 17 Years (Children's ages) This rider provides level term insurance on each Insured Child. This term insurance continues until the Contract anniversary on which the Insured Child's attained age is 25. The rider expires on the Contract Anniversary on which the Insured is age 65.

          Other Insured Term Insurance (OI) Issue Ages: 0-65 (Other Insured's age) This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children. The coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is age 95 unless an earlier date is requested. The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.

          Extra Protection (EXP) Issue Ages: 0-80 This rider provides level yearly renewable term coverage on the Insured. The coverage expires at the Contract Anniversary on which the Insured is age 95 unless an earlier date is requested.

          Disability Premium Benefit Rider (DPB) Issue Ages: 15-55, renewal through 59 This rider provides for the payment of the disability premium benefit amount as premium to the Contract during a period of total disability of the Insured. The DPB benefit amount is a monthly amount that is requested by the Owner. DPB benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.

          Accelerated Death Benefit/Living Benefits Rider (LBR) Issue Ages: No age limitations This rider provides you the opportunity to receive an accelerated payment of all or part of of the Contract's Death Benefit (adjusted to reflect current value) when the Insured is either terminally ill or receives care in an eligible nursing home. The rider provides for two accelerated payment options: o Terminal Illness
          Option: This option is available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for 12 months. o Nursing Home Option: This option is available after the Insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the Insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the Death Benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for a specified number of years (not less than two) depending upon the age of the Insured.

          Under both options the Death Benefit and associated values will be reduced at the time the benefit is initially calculated.


          We can furnish you details about the amount of accelerated death benefit available to you if you are eligible and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

          When you request an acceleration of a portion of the Death Benefit under this rider you may direct how we deduct the amount from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the payment amount from your Contract /Values in the Subaccounts and Fixed Account on a pro rata basis. (See "Minimum Guaranteed and Current Interest Rates," page 23.)

          You are not eligible for this benefit if you are required by law or a government agency to:

(1)  exercise this option to satisfy the claims of creditors, or

(2) exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.

          You should know that electing to use the Accelerated Death Benefit could have adverse tax consequences. You should consult a tax advisor before electing to receive this benefit.

          There is no charge for this rider.

Bonus on Contract  Value in the Variable  Account
A bonus may be credited to theContract on each Monthly Anniversary Day beginning in the eleventh Contract Year. The monthly bonus equals 0.0375% (0.45% on an annualized basis) of the Contract Value in each Subaccount of the Variable
Account at the end of each Contract Month. This bonus is not guaranteed, and Kansas City Life may decide not to pay the bonus.